                               BNY
                             HAMILTON
                              [LOGO]



ANNUAL REPORT

BNY HAMILTON FUNDS

    EQUITY INCOME FUND                 INTERMEDIATE
                                       NEW YORK
    LARGE CAP GROWTH FUND              TAX-EXEMPT FUND

    SMALL CAP GROWTH FUND              INTERMEDIATE
                                       TAX-EXEMPT FUND
    INTERNATIONAL
    EQUITY FUND                        MONEY FUND

    INTERMEDIATE                       TREASURY
    GOVERNMENT FUND                    MONEY FUND

    INTERMEDIATE                       DECEMBER 31, 1999
    INVESTMENT
    GRADE FUND                                BNY
                                            HAMILTON
                                             FUNDS

      BNY
   HAMILTON
     FUNDS

CHAIRMAN'S LETTER

Dear Shareholder:

We are pleased to provide you with the BNY Hamilton Funds Annual Report for the year ended December 31, 1999. This report contains performance and portfolio manager commentary for each of our ten Funds. It also includes a discussion of the investment environment by Kevin J. Bannon, Chief Investment Officer of The Bank of New York, which is investment advisor to the Funds.

The past year was once again a period of significant growth and achievement for the BNY Hamilton Funds. Good investment performance and strong inflows into the Funds combined to boost total assets from $5.43 billion to $6.98 billion, an increase of nearly 29% for the year.

1999 was a year of positive returns for the major stock market indices and a banner year for the four equity portfolios in the BNY Hamilton Funds family. Each of these Funds provided returns for the year that were well ahead of the averages for their peer fund universes as determined by Lipper Analytical Services, an independent mutual fund rating service. For the major fixed income market indices, 1999 was a year of below trend returns. In this environment, the four fixed income portfolios in the BNY Hamilton Funds family provided competitive performance while maintaining their emphasis on high-quality holdings and conservative maturities. The BNY Hamilton Money Fund and Treasury Money Fund also provided very competitive yields while adhering to their strict quality standards.

The guiding philosophy behind the performance and ongoing management of the Funds is a disciplined long-term approach to investing that seeks to identify the best investment opportunities, regardless of market conditions. Complete details about BNY Hamilton Funds performance can be found in the pages that follow. You will want to read this annual report carefully and retain it for your records.

At the BNY Hamilton Funds, we understand and appreciate the importance of your investment. Given the volatility in the world's financial markets, we continue to believe that a disciplined, well-considered investment plan is more important than ever. With a choice of ten well-diversified portfolios, each managed with a consistent investment approach, the Funds are designed to provide you with sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you have placed in us.

Sincerely,

/s/ Edward L. Gardner
Edward L. Gardner
Chairman of the Board

INVESTMENT ADVISOR'S LETTER

Dear Shareholder:

By almost every measure, 1999 was a year of remarkable performance for the U.S. economy. Investors began the year worrying about a potential global deflationary slump stemming from the financial crises that unfolded in Russia and other emerging market nations during 1998. However, as 1999 came to a close, investors' biggest worry was the potential for too much prosperity which could cause the economy to overheat.

Real GDP (gross domestic product) grew at a robust 4.0% pace, keeping the current economic expansion on course toward becoming--in February of this year--the longest period of uninterrupted growth in U.S. history. Unemployment declined from 4.3% to 4.1% during 1999 as the economy created 2.7 million new jobs. Core inflation in consumer prices dropped to 2.0%, the lowest level in 30 years. Corporate profits rose strongly, with operating earnings for the S&P 500-Registered Trademark-companies increasing by more than 10%. Concerns that Y2K related problems might derail economic expansion dissipated as the year progressed and Y2K ultimately proved to be a non-event for both the economy and the financial markets.

This set of economic fundamentals provided the foundation for strong gains in the major equity market indices in 1999, but weighed heavily on the performance of the fixed income markets. Stock investors focused on the positive implications that strong domestic economic activity and improving growth abroad held for continuing gains in corporate profits. Bond investors, in contrast, focused on the negative implications that these same developments might hold for inflation. These differing interpretations were reflected in the experience of the mutual fund industry. Net inflows into equity mutual funds rose from last year's levels to approach $200 billion. While fixed income mutual funds experienced a modest net outflow of capital.

The S&P 500-Registered Trademark-, an index representative of large capitalization U.S. equities, provided a total return (price change plus dividends) to investors of 20.98% in 1999. This performance marked an unprecedented fifth consecutive year of returns in excess of 20%. The Russell 2000, an index representative of small capitalization U.S. equities, returned 21.26% for the year, marking the first time that small company stocks have outperformed large company stocks since 1993. International equities also recorded strong results last year. The MSCI-EAFE (Morgan Stanley Capital International--Europe, Australia and Far East) Index returned 27.31%, outperforming large capitalization U.S. stocks for the first time since 1994. The fourth quarter contributed most of the full year returns for the major stock market indices: in the last three months of 1999 the returns for the S&P 500-Registered Trademark-, the Russell 2000 and the MSCI-EAFE indices were, respectively, 14.88%, 18.45% and 17.06%.

One of the most distinguishing characteristics of the U.S. equity markets in 1999 was the narrowness of market breadth. While the major indices showed strong gains, it was a relatively small group of stocks that accounted for most of this performance. In terms of market leadership, technology and telecommunications equipment issues were the standout performers. Of the ten broad sectors in the S&P 500-Registered Trademark-, only the technology sector and the capital goods sector outperformed the index last year. In fact, more than half of the 500 issues in this index were actually down for the full year. Growth-oriented stocks, such as those emphasized in the BNY Hamilton Equity Funds, outdistanced value-oriented stocks by a substantial margin.

Intermediate- and long-term interest rates rose fairly steadily over the course of the year as continuing strength in economic activity stoked inflationary fears. Short-term interest rates rose sharply during the second half of the year as the Federal Reserve shifted the direction of monetary policy beginning in June. By year-end, the Federal Reserve had increased the federal funds rate by a total of 75 basis points, fully reversing the interest rate cuts it had engineered during the prior year's financial crises. For the full year, the federal funds rate increased from 4.75% to 5.50%, the 10-year Treasury Note yield rose from 4.65% to 6.44%, and the 30-year Treasury Bond yield rose from 5.09% to 6.48%. Municipal Bond yields rose as well. In this environment, declines in bond prices essentially offset coupon interest received producing nearly break-even returns for fixed income investors for the year. In 1999, the total return for the Lehman Brothers Intermediate Government/Corporate Index of taxable bonds was .39% and the return for the Lehman Brothers Five-Year General Obligation Municipal Bond Index was .72%.

The economy entered 2000 with solid forward momentum as consumer confidence remains high and capital spending remains strong. Inflation remains subdued at about 2.5%, but the continued strength in the economy in general, and the tightness in labor markets in particular, have many investors on edge. With the unemployment rate at its lowest level in almost 30 years, investors' anxiety is that rising wage rates will reignite inflationary pressures. Developments on this front bear careful monitoring, but, in our judgment, are unlikely to prove to be the undoing of either the expansion in the economy or the bull market in financial assets. Strong gains in productivity, driven by developments such as globalization and the spread of the Internet, are a powerful force keeping inflation in check.

Looking forward, our expectation is that the economic fundamentals will continue to unfold along lines that will be supportive for the financial markets in the U.S. and abroad. Moderate economic growth and low inflation represent a bullish forecast for both stocks and bonds.

Sincerely,

/s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer

         TABLE OF CONTENTS

QUESTIONS & ANSWERS...................................................   PAGE  1

BNY HAMILTON EQUITY INCOME FUND
  Schedule of Investments.............................................        21
  Statement of Assets and Liabilities.................................        25
  Statement of Operations.............................................        25
  Statements of Changes in Net Assets.................................        26
  Financial Highlights................................................        27

BNY HAMILTON LARGE CAP GROWTH FUND
  Schedule of Investments.............................................        29
  Statement of Assets and Liabilities.................................        33
  Statement of Operations.............................................        33
  Statements of Changes in Net Assets.................................        34
  Financial Highlights................................................        35

BNY HAMILTON SMALL CAP GROWTH FUND
  Schedule of Investments.............................................        36
  Statement of Assets and Liabilities.................................        40
  Statement of Operations.............................................        40
  Statements of Changes in Net Assets.................................        41
  Financial Highlights................................................        42

BNY HAMILTON INTERNATIONAL EQUITY FUND
  Schedule of Investments.............................................        43
  Industry Diversification............................................        48
  Statement of Assets and Liabilities.................................        50
  Statement of Operations.............................................        50
  Statements of Changes in Net Assets.................................        51
  Financial Highlights................................................        52

BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
  Schedule of Investments.............................................        53
  Statement of Assets and Liabilities.................................        57
  Statement of Operations.............................................        57
  Statements of Changes in Net Assets.................................        58
  Financial Highlights................................................        59

BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND
  Schedule of Investments.............................................   PAGE 61
  Statement of Assets and Liabilities.................................        66
  Statement of Operations.............................................        66
  Statements of Changes in Net Assets.................................        67
  Financial Highlights................................................        68

BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND
  Schedule of Investments.............................................        69
  Statement of Assets and Liabilities.................................        74
  Statement of Operations.............................................        74
  Statements of Changes in Net Assets.................................        75
  Financial Highlights................................................        76

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
  Schedule of Investments.............................................        78
  Diversification by State............................................        88
  Statement of Assets and Liabilities.................................        89
  Statement of Operations.............................................        89
  Statements of Changes in Net Assets.................................        90
  Financial Highlights................................................        91

BNY HAMILTON MONEY FUND
  Schedule of Investments.............................................        92
  Statement of Assets and Liabilities.................................       101
  Statement of Operations.............................................       101
  Statements of Changes in Net Assets.................................       102
  Financial Highlights................................................       103

BNY HAMILTON TREASURY MONEY FUND
  Schedule of Investments.............................................       106
  Statement of Assets and Liabilities.................................       108
  Statement of Operations.............................................       108
  Statements of Changes in Net Assets.................................       109
  Financial Highlights................................................       110
NOTES TO FINANCIAL STATEMENTS.........................................       111
REPORT OF INDEPENDENT AUDITORS........................................       119
DIRECTORS AND OFFICERS................................................       120

BNY HAMILTON EQUITY INCOME FUND

AN INTERVIEW WITH ROBERT G. KNOTT, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR EQUITY INCOME FUNDS IN 1999?
A. Vigorous economic growth, low inflation and better-than-expected earnings strength supported a strong U.S. equity market during 1999. With the exception of a six-week period from April to May, when market leadership shifted briefly to value stocks, investors consistently favored companies with the highest projected earnings growth potential.

   As the dividend payout ratio for high growth companies is generally very low (and zero in many cases), this was a challenging environment for equity income funds. Against this backdrop, we continued to focus on a mix of high-quality, dividend-paying large-cap stocks and income-producing securities of companies that have maintained sound fundamentals and solid growth.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?
A. The Fund performed very well, returning 14.51% for Institutional Class Shares and 14.27% for Investor Class Shares(1) for the 12-month period ended December 31, 1999. This placed the Fund significantly ahead of its benchmark, the Lipper Equity Income Fund Index(2), which was up 4.19%. The S&P 500-Registered Trademark- Index(3) returned 20.98% over the same period.

   The Fund outperformed the S&P 500-Registered Trademark- Index on a yield basis, providing a yield of 1.3% after expenses, compared with 1.1% for the S&P 500-Registered Trademark-.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S PERFORMANCE?
A. An emphasis on well-established companies with promising growth prospects contributed to the Fund's strong performance during the year. Many of these companies are capitalizing on powerful growth trends in the economy, including robust consumer spending, rising use of the Internet and dramatic changes in global telecommunications. The Fund also benefited from its positions in convertible securities, many of which helped to cushion the Fund during the market's volatile ups and downs.

Q. WHAT STOCKS PERFORMED WELL FOR THE FUND?
A. Veritas, whose storage management software enables businesses to back up and recover data, was our best performer, gaining 600% since the start of the year. Sun Microsystems was another strong performer: a leading provider of the hardware, software and networked solutions that power the Internet, it was up 260% for the year. Nokia, the leading supplier of mobile phones, gained 219% for the 12-month period ended December 31, 1999.

Q. HOW DID THE PORTFOLIO'S COMPOSITION CHANGE DURING THE YEAR?
A. During the year, we rotated out of the more expensive healthcare, consumer staples and service sectors, while raising our exposure to consumer cyclicals, capital goods and energy stocks. While our technology weighting increased, this was due largely to price appreciation. As our weighting in this sector grew, we regularly took profits, particularly during the second half of the year, in order to keep the portfolio in balance with its intended risk/return profile. The income-producing part of the portfolio, which included convertible securities, utilities and REITs, remained stable.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?
A. In this environment of strong corporate earnings growth, low inflation and global economic recovery, our outlook for 2000 is positive. However, volatility has become a hallmark of the current market and we expect it to continue in 2000. We plan to continue to build up the cyclical part of the portfolio. As global growth continues to improve, many of these companies are likely to benefit directly. Although interest rates will probably move higher in the near term, we expect them to top out fairly soon. When this happens, we plan to use the opportunity to also add to the Fund's utility and REIT positions.

                                                         INSTITUTIONAL SHARES
                                                     -----------------------------
                                                      CUMULATIVE    AVERAGE ANNUAL
                      PERIOD                         TOTAL RETURN    TOTAL RETURN
                      ------                         ------------   --------------
1 Year.............................................     14.51%          14.51%
5 Years(4).........................................    145.81%          19.70%
Since Inception (8/10/92)(4).......................    183.79%          15.14%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                BNY HAMILTON EQUITY         S&P 500-REGISTERED TRADEMARK- INDEX  LIPPER EQUITY INCOME FUND INDEX
          INCOME FUND INSTITUTIONAL SHARES
8/10/92                         $10,000.00                           $10,000.00                       $10,000.00
7/31/93                             11,465                               10,868                           11,370
7/31/94                             11,565                               11,434                           11,935
7/31/95                             13,555                               14,416                           13,944
7/31/96                             15,282                               16,805                           15,858
7/31/97                             20,988                               25,546                           22,093
7/31/98                             23,902                               30,489                           24,571
7/31/99                             26,158                               36,669                           27,333
12/31/99                            28,379                               40,769                           26,797

THE S&P 500-REGISTERED TRADEMARK- INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS AND CANNOT BE INVESTED IN DIRECTLY. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR COMPARATIVE PURPOSES, THE INDEX'S JULY 31, 1992 VALUE IS USED AS THE AUGUST 10, 1992 VALUE.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares. The inception date for the Equity Income Fund Investor Shares was 8/10/92.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1999.
(3) The S&P 500-Registered Trademark- is considered representative of the broad U.S market of large-capitalization stocks.
(4) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, cumulative total return and average annual total return for 5 years and since inception would have been lower.

BNY HAMILTON LARGE CAP GROWTH FUND

AN INTERVIEW WITH CHARLES GOODFELLOW, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR LARGE CAP STOCKS DURING 1999?

A. The broad economic backdrop continued to be very positive for stocks in 1999. The only exception was interest rates, as the Federal Reserve raised short-term rates three times and long-term rates climbed steadily. While financial markets continued to be highly volatile and stock market leadership was extremely narrow, the market for large capitalization stocks nonetheless posted its fifth consecutive annual gain in excess of 20%.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM DURING THE PERIOD?

A. The Fund performed very well in 1999, beating both of its benchmarks by a wide margin. The Fund posted a total return of 37.13% for Institutional Class Shares and 36.83% for Investor Class Shares(1). In comparison, the Lipper Growth and Income Fund Index(2) returned 11.86% and the S&P 500-Registered Trademark-(3) Index returned 20.98% for the same period.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A. The Fund's emphasis on companies with strong unit growth was the principal positive driver of performance, particularly as interest rates rose in the second half of the year. The Fund's technology exposure, its largest sector weighting, was focused in computer software and systems, semiconductors and telecommunications equipment. In healthcare, the Fund was overweighted in the biotech area, where new products typically drive top-line growth. These areas all significantly outperformed the market during 1999.

Q. HOW DID THE FUND'S PORTFOLIO COMPOSITION CHANGE DURING THE PERIOD?

A. The biggest change to the Fund's composition was the increase in technology exposure, which grew from 21.5% at the start of the year to 31.6% of the portfolio by year-end. The Fund's concentration also increased during the year. By year end, the ten largest holdings represented 37.3% of the portfolio, up from 30.5% on December 31, 1998.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. Most of the economic trends that were very positive in 1999 should continue into 2000. These include continued economic growth in the U.S. and abroad, solid corporate profit growth, low inflation and improving productivity. While interest rates will likely move higher in the near term, we do not believe the increase will be significant enough to become a negative for the stock market. In this environment, we expect to see rising equity markets with leadership continuing to be concentrated in companies with rapid top-line growth. With stock prices and valuation levels up substantially over the past few years, our expectation is for continued high levels of volatility and less dramatic gains in 2000.

It is with deep regret that we announce the tragic death of Christopher DiEnno on December 28, 1999. Chris' keen insights made important contributions to the investment success which the BNY Hamilton Large Cap Growth Fund has enjoyed. His enthusiasm and friendship will be missed by all of his colleagues at the BNY Hamilton Funds.

                                                         INSTITUTIONAL SHARES
                                                     -----------------------------
                                                      CUMULATIVE    AVERAGE ANNUAL
                      PERIOD                         TOTAL RETURN    TOTAL RETURN
                      ------                         ------------   --------------
1 Year.............................................     37.13%          37.13%
5 Years............................................    263.94%          29.46%
10 Years...........................................    424.18%          18.01%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BNY HAMILTON LARGE CAP       S&P 500-REGISTERED TRADEMARK- INDEX  LIPPER GROWTH & INCOME FUND INDEX
          GROWTH FUND INSTITUTIONAL SHARES
12/31/89                           $10,000                              $10,000                            $10,000
12/31/90                            $9,709                               $9,682                             $9,682
12/31/91                           $12,716                              $12,841                            $12,841
12/31/92                           $13,321                              $13,612                            $13,612
12/31/93                           $14,693                              $14,973                            $14,973
12/31/94                           $14,403                              $15,171                            $15,171
12/31/95                           $18,869                              $20,855                            $20,855
12/31/96                           $23,553                              $25,666                            $25,666
12/31/97                           $30,905                              $34,200                            $34,200
12/31/98                           $40,111                              $44,035                            $44,035
12/31/99                           $55,005                              $53,273                            $49,262

THE S&P 500-REGISTERED TRADEMARK- INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS AND CANNOT BE INVESTED IN DIRECTLY. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/89 and prior to the Fund's commencement of operations on 4/1/97, adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The adviser has agreed to assume a portion of the expenses of this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1999. This Fund was previously compared to the Lipper Growth Fund Index. Going forward, it will be compared to the Lipper Growth & Income Fund Index. This change is being made to more accurately reflect the typical composition of the Fund's portfolio.
(3) The S&P 500-Registered Trademark- is considered representative of the broad U.S market of large-capitalization stocks.

BNY HAMILTON SMALL CAP GROWTH FUND*

AN INTERVIEW WITH JOHN LUI, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR SMALL CAP STOCKS IN 1999?

A. The broadening of the equity market that we have been anticipating for some time unfolded in 1999. For the year, the Russell 2000 Index rose 21.26% versus 20.98% for the S&P 500-Registered Trademark-. We have seen a very narrow market from 1995 to 1998, which favored the big blue-chip stocks in the S&P 500-Registered Trademark-. During this period the compound annual return of the S&P 500-Registered Trademark- was nearly double that of the Russell 2000, 30.53% versus 15.57%. In 1999, investors began to focus more on the attractive relative valuations and fundamentals available in the Small Cap sector, leading to a broadening of the markets.

   The Russell 2000's slim margin of outperformance over the S&P
   500-Registered Trademark- masked tremendous volatility. The Russell 2000's quarterly returns in 1999 were very inconsistent: two positive quarters of double digit returns (the second and fourth) and two negative quarters (the first and third).

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. The Fund performed extremely well. With a total return of 97.22% for the Institutional Class Shares and 96.65% for the Investor Class Shares(1), the Fund significantly outperformed its benchmarks, the Russell 2000 Index(2) and the Lipper Small-Cap Fund Index(3), which returned 21.26% and 41.54%, respectively, for the same period.

Q. WHAT ACCOUNTED FOR THE FUND'S STRONG OUTPERFORMANCE?

A. The Fund's bottom-up stock selection strategy of focusing on small companies whose earnings are growing faster than the average company and whose growth opportunities are underestimated by the market was the primary source of both our above market returns and below market volatility. The lower risk profile of the Fund is evidenced by the positive returns achieved for all four quarters in 1999, while the Russell 2000 (as noted above) had two negative quarters.

Q. WHAT WERE SOME OF THE FUND'S BEST PERFORMING SECTORS DURING THE YEAR?

A. Technology in general is transforming the global economy and the way we do business. The transition from analog to digital, from wireline to wireless, and from voice to data is driving rapid change and creating tremendous investment opportunities in smaller companies. One area of investment focus has been on those firms that are providing the essential infrastructure that companies will need to thrive in this new era. We are also focusing on companies that have successfully adopted these new technologies in their business models and are applying them in their respective industries.

Q. WHAT DO YOU FORESEE FOR 2000?

A. Looking ahead, we see enormous opportunity in the market. The transition to a digital wireless data world is in its infancy and investors are only just beginning to recognize the power of this trend. However, as businesses adapt to new best practices by deploying the technological infrastructure our small cap firms provide, the transition will not always be smooth. As opportunities in the market unfold, so will risk. That is why we have gradually increased the number of holdings in the Fund's portfolio. In 1997 the Fund held 40-45 issues; today there are 115. By increasing our diversification, we believe we are well positioned to minimize volatility in the Fund as the transformation to this new environment continues to unfold.

                                                         INSTITUTIONAL SHARES
                                                     -----------------------------
                                                      CUMULATIVE    AVERAGE ANNUAL
                      PERIOD                         TOTAL RETURN    TOTAL RETURN
                      ------                         ------------   --------------
1 Year.............................................     97.22%          97.22%
5 Years............................................    265.80%          29.59%
Since Inception (12/31/90).........................    600.99%          24.14%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 BNY HAMILTON SMALL CAP       RUSSELL 2000 INDEX  LIPPER SMALL CAP FUND INDEX
            GROWTH FUND INSTITUTIONAL SHARES
12/31/1990                           $10,000             $10,000                      $10,000
12/31/1991                           $15,245             $14,603                      $14,850
12/31/1992                           $16,141             $17,293                      $16,510
12/31/1993                           $19,227             $20,561                      $19,300
12/31/1994                           $19,163             $20,186                      $19,206
12/31/1995                           $23,172             $25,928                      $25,279
12/31/1996                           $30,117             $30,208                      $28,912
12/31/1997                           $32,944             $36,966                      $33,264
12/31/1998                           $35,544             $36,022                      $32,976
12/31/1999                           $70,100             $43,680                      $46,803

THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS, AND CANNOT BE INVESTED IN DIRECTLY. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES.
* Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/90 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) The Russell 2000 Index is considered representative of the broad U.S market of small-capitalization stocks.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1999.

BNY HAMILTON INTERNATIONAL EQUITY FUND*

AN INTERVIEW WITH MARY CLARE BLAND, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR INTERNATIONAL STOCKS IN 1999?

A. During the first half of the year, a shift in investor sentiment created a significant rotation in the markets toward attractively-valued cyclical stocks. This was due to enormous optimism regarding the growth of the global economy. However, as concerns about rising interest rates emerged during the summer, the markets rotated back to growth stocks, which once again performed strongly. While information technology and communications sectors dominated, many defensive stocks--including utilities, food and tobacco--underperformed expectations, particularly during the last month of the year.

   One of the major factors stimulating European markets was a strong acceleration of business activity, including high levels of mergers, acquisitions, and corporate restructuring, combined with little to no inflation. The long-awaited economic upturn in Japan helped push the yen higher relative to the U.S. dollar, enhancing returns for U.S. investors in that market. Elsewhere in Asia, economies improved and structural reforms were implemented. Weakness in Latin American markets resulted from concerns over the region's large fiscal deficits, rising U.S. interest rates, and political uncertainties.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. Very well. For the 12-month period ended December 31, 1999, the Fund returned 43.45% for Institutional Class Shares and 43.00% for Investor Class Shares.(1) This compared favorably with the Lipper International Fund Index(2), which returned 37.83%, and the MSCI EAFE Index(3), which returned 27.31% for the same period.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S PERFORMANCE?

A. The Fund maintained its focus on growth-oriented stocks. This strategy caused the Fund to underperform the market during the first few months of the year. However, as the market rotated away from value stocks toward growth-oriented sectors, including telecommunications, internet and media, the Fund's growth strategy paid off. The Fund's overweighting in Japan helped performance. However, the positive effect was reduced by our overweighted position in Europe, which did not perform as strongly. Strong stock selection was the primary driver of the Fund's outperformance.

Q. HOW DID THE FUND'S PORTFOLIO COMPOSITION CHANGE DURING THE PERIOD?

A. The Fund began 1999 overweighted in Europe and underweighted in Japan. As overseas economies firmed up and we began to move assets into Asia, we ended the year overweighted in Japan and underweighted in Europe. Throughout the period, we were fairly consistent in our stock selection. On a sector basis, this led the Fund to be overweighted in telecommunications services, underweighted in consumer goods, and neutral in the energy and financial services sectors.

Q. WHAT IS OUR STRATEGIC OUTLOOK GOING FORWARD?

A. We expect further economic recovery to boost international markets in the months ahead. European economic activity remains strong, leading us to believe that earnings estimates will be revised upwards. However, the threat of rising interest rates and stock market valuations, which are no longer cheap will necessitate careful monitoring of our European positions in the months ahead.

   In contrast, we remain confident with our decision to overweight Japan. A strengthening yen and overall improvement in the country's economy should lead to continued improvement in the Japanese market. On a sector basis, we have bought stocks which are generally more sensitive to overall economic activity. We also plan to take advantage of any price pullbacks to add to our information technology positions.

                                                       INSTITUTIONAL SHARES
                                              --------------------------------------
                                                CUMULATIVE TOTAL     AVERAGE ANNUAL
                   PERIOD                            RETURN           TOTAL RETURN
                   ------                     --------------------   ---------------
1 Year......................................         43.45%              43.45%
Since Inception (4/1/97)....................         85.30%              25.11%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BNY HAMILTON INTERNATIONAL     MSCI EAFE GROSS INDEX  LIPPER EQUITY INTERNATIONAL
            EQUITY FUND INSTITUTIONAL SHARES                                 FUND INDEX
4/1/1997                             $10,000                $10,000                      $10,000
6/30/1997                            $11,330                $11,306                      $11,119
12/31/1997                           $10,690                $10,359                      $10,464
6/30/1998                            $12,460                $12,025                      $12,125
12/31/1998                           $12,917                $12,466                      $11,794
6/30/1999                            $13,277                $12,978                      $12,608
12/31/1999                           $18,527                $15,871                      $16,256

THE MSCI EAFE GROSS INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE INTERNATIONAL EQUITY MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES.
*    International investing involves increased risk and volatility.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The inception date for the International Equity Fund Institutional Shares was 4/1/97. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) The MSCI EAFE Index is considered representative of the equity markets in Europe, Australia, Asia and the Far East.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1999.

BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

AN INTERVIEW WITH WILLIAM BAIRD, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR U.S. GOVERNMENT BONDS DURING 1999?
A. 1999 was a challenging year for the fixed income markets. Rapid economic growth, which helped push the stock market higher, was a hindrance to bonds as investors worried about inflationary pressures. The yield on the 10-year U.S. Treasury Note rose from 4.65% to 6.44% as the Federal Reserve Board raised its overnight borrowing rate from 4.75% to 5.50% in three, 25-basis point increments in June, August and November. These monetary adjustments, which were accompanied by hawkish comments from the Fed, created a bear market in bonds for the second half of 1999.

   Concerns surrounding the Y2K computer problem also weighed on the market as participants feared potential dislocations in the financial system. While mortgage issues were hurt during the summer as spreads widened, this asset class performed particularly well during the second half of the year. As interest rates rose, prepayment concerns abated and mortgage issuance slowed. The latter two factors had a salutary effect on the sector, and mortgages performed well.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?
A. The Fund's total return of -0.73% for Institutional Class Shares and -0.98% for Investor Class Shares(1) outperformed the Lipper Intermediate
   U.S. Government Fund Index(2), which returned -1.39% for the 12-month period ended December 31, 1999. The Lehman Intermediate Government Index(3) returned 0.50% for the same period.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S PERFORMANCE?
A. The Fund weathered this period of rising interest rates and high volatility in yield spreads relatively well. We held the Fund's exposure to the higher yielding mortgage sector steady in the face of the escalating yield spreads the market experienced for much of the third quarter. As a result, the Fund was extremely well positioned for the rebound (tightening of spreads) that took place during the fourth quarter. Maintaining a significant exposure in the mortgage sector was an important contributor to the Fund's good relative performance. The mortgage sector was the top performing sector in the investment grade universe during 1999 and, in fact, was the only sector to produce positive returns.

Q. HOW DID THE PORTFOLIO'S COMPOSITION CHANGE DURING THE PERIOD?
A. The Fund's composition remained fairly constant through the year. The principal cash flows that the Fund received from its mortgage holdings during the second half of the year were almost entirely reinvested in that sector.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?
A. Our strategy is predicated on a low-inflation, moderate-growth environment. We continue to believe these trends will remain in place for the duration of 2000. However, we have recently adopted a somewhat cautious posture given the Fed's continued tightening of monetary policy. The Fed has raised concern over what it considers to be "above-trend" growth, excessively tight labor markets, and a richly valued U.S. equity market. As a result, fear of further Fed tightening is weighing on the fixed income market.

   We are confident that both the bear market in bonds and the Fed's tightening cycle should come to a close during the first quarter of 2000. The increases we have already seen in interest rates should begin to slow the economy in the near term. We anticipate 3 - 3.5% growth for GDP in 2000, down from 4.0% last year. The best opportunities in bond markets typically present themselves toward the end of Fed tightening cycles and, with this in mind we will look to be more aggressive in the Fund during the first quarter of 2000.

                                                            INSTITUTIONAL SHARES
                                                        -----------------------------
                                                         CUMULATIVE    AVERAGE ANNUAL
                        PERIOD                          TOTAL RETURN    TOTAL RETURN
                        ------                          ------------   --------------
1 Year................................................     (0.73)%         (0.73)%
5 Years(4)............................................     37.01%           6.50%
Since Inception (8/10/92)(4)..........................     41.06%           4.76%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BNY HAMILTON INTERMEDIATE        LEHMAN BROTHERS INTERMEDIATE  LIPPER INTERMEDIATE U.S.
          GOVERNMENT FUND INSTITUTIONAL SHARES        GOVERNMENT INDEX         GOVERNMENT FUND INDEX
8/10/92                                $10,000                       $10,000                 $10,000
7/31/93                                $10,679                       $10,818                 $10,867
7/31/94                                $10,430                       $10,918                 $10,785
7/31/95                                $11,308                       $11,834                 $11,660
7/31/96                                $11,831                       $12,450                 $12,194
7/31/97                                $12,813                       $13,517                 $13,322
7/31/98                                $13,734                       $14,439                 $14,230
7/31/99                                $14,013                       $15,024                 $14,522
12/31/99                               $14,105                       $15,168                 $14,625

THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE U.S. GOVERNMENT INTERMEDIATE-TERM BOND MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR COMPARATIVE PURPOSES, THE INDEX'S JULY 31, 1992 VALUE IS USED AS THE AUGUST 10, 1992 VALUE.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance for Institutional Shares prior to 4/1/97 is based on the performance of Investor Shares. The adviser has agreed to assume a portion of the expenses of this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1999.
(3) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(4) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, cumulative total return and average annual total return for 5 years and since inception would have been lower.

BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

AN INTERVIEW WITH TERENCE MCCORMICK (VICE PRESIDENT) AND PAUL PERTUSI (ASSISTANT VICE PRESIDENT), CO-PORTFOLIO MANAGERS

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR THE INVESTMENT GRADE FUND DURING 1999?
A. 1999 was a challenging year for fixed income markets, including the investment-grade sector. Rapid economic growth, which helped push the stock market higher, weighed down the bond market as investors worried about inflationary pressures. The yield on the 10-year Treasury Note rose from 5.78% to 6.44% over the second half of the year, as the Federal Reserve raised its overnight borrowing rate from 4.75% to 5.50% in three 25-basis point increments in June, August and November. These monetary adjustments, which were accompanied by hawkish comments from the Fed, created a bear market in bonds for the second half of 1999.

   Concerns surrounding potential Y2K computer problems also weighed on the market as investors feared potential dislocations in the financial system. Corporate bond issuance was particularly heavy during the summer months as corporate treasurers rushed to raise cash in advance of year-end. Record corporate issuance had an adverse impact on spreads in this sector.

   While mortgage issues were hurt by the widening of spreads during the summer, this asset class performed particularly well during the second half of the year. As interest rates rose, prepayment concerns abated and mortgage issuance slowed. The latter two factors had a salutary effect on the sector, and mortgages were among the best performers during the second half of the year.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?
A. The Fund provided a total return of -1.47% for Institutional Class Shares and -1.73% for Investor Class Shares(1) for the 12-month period ended
   December 31, 1999. In comparison, the Lipper Intermediate Investment Grade Index(2) returned -0.98% and the Lehman Brothers Intermediate
   Government/Corporate Bond Index(3) returned 0.39%.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S PERFORMANCE?
A. During the third and fourth quarters, we funded new mortgage, agency and asset-backed purchases with sales of U.S. Treasurys. Although supply conditions favored the U.S. Treasury market relative to other bond market sectors, we generally favored spread issues during the recent market sell-off. The incremental yield provided by these issues will serve as a partial offset to any price depreciation accompanying a further rise in interest rates.

Q. HOW DID THE PORTFOLIO'S COMPOSITION CHANGE DURING THE PERIOD?
A. As inflationary fears mounted, the spread between two- and 30-year Treasury issues narrowed from 45 basis points on June 30th to 23 basis points at the close of 1999. A flattening of this nature is typical during a period of sustained Fed tightening. During the second half of 1999, our strategy was to move securities in along the yield curve as issues with longer maturities became less attractive relative to issues with shorter maturities. Our main shift was from the 7-10 year maturity range to the 4-7 year maturity range. This served to reduce the Fund's duration slightly. The shift away from Treasurys into agencies, mortgages, and asset-backed securities allowed us to add yield to the portfolio, and to protect the Fund from the relative under-performance of the Treasury sector.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?
A. Our strategy is predicated on a low-inflation, moderate-growth environment. We continue to believe these trends will remain in place for the duration of 2000. However, we have recently adopted a somewhat cautious, neutral-duration position given the Fed's continued tightening of monetary policy. The Fed has raised concerns over what it considers to be "above-trend" growth, excessively tight labor markets, and a richly valued U.S. equity market. These concerns continue to keep the fixed income market on edge.

   We are confident that both the disappointing performance of bonds and the Fed's tightening cycle should come to a close during the first half of 2000. We anticipate a moderation in real GDP growth to 3 - 3.5% in 2000 from 4.0% in 1999. The best opportunities in the bond markets typically present themselves toward the end of Fed tightening cycles and we will be seeking to become more aggressive in lengthening maturities in the Fund as opportunities arise.

                                                         INSTITUTIONAL SHARES
                                                     -----------------------------
                                                      CUMULATIVE    AVERAGE ANNUAL
                      PERIOD                         TOTAL RETURN    TOTAL RETURN
                      ------                         ------------   --------------
1 Year.............................................     (1.47)%         (1.47)%
5 Years............................................     39.84%           6.93%
10 Years...........................................     84.62%           6.32%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                BNY HAMILTON INTERMEDIATE        LEHMAN BROTHERS INTERMEDIATE  LIPPER INTERMEDIATE INVESTMENT
          INVESTMENT GRADE INSTITUTIONAL SHARES        GOVT/CORP INDEX                  GRADE INDEX

12/31/89                                $10,000                       $10,000                         $10,000

12/31/90                                $10,397                       $10,915                         $10,593

12/31/91                                $11,945                       $12,510                         $12,306

12/31/92                                $12,686                       $13,407                         $13,191

12/31/93                                $13,906                       $14,584                         $14,508

12/31/94                                $13,203                       $14,303                         $14,041

12/31/95                                $15,670                       $16,491                         $16,445

12/31/96                                $15,955                       $17,160                         $16,968

12/31/97                                $17,260                       $18,510                         $18,404

12/31/98                                $19,875                       $20,068                         $19,831

12/31/99                                $19,583                       $20,147                         $19,635

THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT CORPORATE INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE INTERMEDIATE-TERM BOND MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/89 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1999.
(3) Lehman Brothers indexes represent broad market averages for fixed-income securities.

BNY HAMILTON INTERMEDIATE NEW YORK TAX EXEMPT FUND

AN INTERVIEW WITH COLLEEN M. FREY, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR MUNICIPAL BONDS DURING 1999?
A. The environment for the fixed income markets was very difficult during the second half of 1999 as markets focused on the robust U.S. economy that helped produce the lowest unemployment rate in 30 years. Despite repeated reports of continued low inflation, the markets' perception was that strong economic growth and low unemployment would eventually result in higher inflation. Inflation concerns overshadowed the positive technical conditions within the municipal market. Higher yields through the year impacted the supply of new municipal bond issues. Total new issue volume was $225.8 billion, 21% less than 1998.

   During the second half of 1999 the Federal Reserve increased short-term rates by an additional 50 basis points on top of the 25 basis point increase in June, completely reversing the 75 basis point cut of late 1998. Yields on 5-and 10-year high quality municipal bonds moved approximately 30 basis points higher during the second half of the year.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?
A. The Fund provided a total return of -1.35% for Institutional Class Shares and -1.60% for Investor Class Shares(1) for the year ended December 31, 1999. The Lipper New York Intermediate Municipal Debt Fund Average(2) returned -1.59% and the Lehman Brothers Five-Year General Obligation Municipal Bond Index(3) posted a return of 0.72% over the same period.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S PERFORMANCE?
A. Based on our view that the inflation picture was benign and the negative reaction to the better-than-expected economic news was exaggerated, our investment strategy remained generally constructive throughout 1999. During the second half of the year, we concentrated our bond purchases in the 8-13 year range. Approximately half of these were bonds purchased at prices below their face value, which should provide better relative performance when rates decline.

   The Fund's shorter average maturity and duration vis-a-vis its Lipper benchmark helped its performance as interest rates rose during 1999.

Q. HOW DID THE PORTFOLIO'S COMPOSITION CHANGE DURING THE PERIOD?
A. The average maturity of the Fund ended the year at 6.5 years. This is unchanged from June 30, 1999 and up from 6.1 years as of December 31, 1998. Credit quality of the portfolio continued to improve during the year. This was due to continued narrow spreads between the lower and higher quality sectors in the market, which did not provide any incentive to sacrifice quality to pick up yield, as well as upgrades by the rating agencies for selected issues. The triple-and double-A rating categories represented 66% of the bonds held in the Fund, up from 58% last year. The Baa/BBB+ category declined to 10.6% from 16% last year.

Q. WHAT IS YOUR STRATEGIC OUTLOOK FOR 2000?
A. Going forward we believe the Federal Reserve will act as necessary to assure a low inflation environment. In this regard, any increases in short term rates should be viewed by the market as a positive. It should also be noted that we are entering a presidential election year. Some presidential hopefuls have already brought up the topic of tax cuts and we will be paying careful attention to see if such discussions become an issue of concern in the tax exempt bond market.

                                                         INSTITUTIONAL SHARES
                                                     -----------------------------
                                                      CUMULATIVE    AVERAGE ANNUAL
                      PERIOD                         TOTAL RETURN    TOTAL RETURN
                      ------                         ------------   --------------
1 Year.............................................      (1.35)%         (1.35)%
5 Years(4).........................................      28.17%           5.09%
Since Inception (8/10/92)(4).......................      34.70%           4.11%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    BNY HAMILTON INTERMEDIATE            LEHMAN BROTHERS FIVE YEAR GENERAL  LIPPER NEW YORK INTERMEDIATE
          NEW YORK TAX-EXEMPT FUND INSTITUTIONAL SHARES   OBLIGATION MUNICIPAL BOND INDEX   MUNICIPAL DEBT FUND AVERAGE
8/10/92                                         $10,000                            $10,000                       $10,000
7/31/93                                         $10,549                            $10,657                       $10,715
7/31/94                                         $10,769                            $10,927                       $10,935
7/31/95                                         $11,426                            $11,752                       $11,628
7/31/96                                         $11,898                            $12,296                       $12,158
7/31/97                                         $12,707                            $13,215                       $13,117
7/31/98                                         $13,248                            $13,854                       $13,685
7/31/99                                         $13,583                            $14,351                       $14,007
12/31/99                                        $13,478                            $14,399                       $13,902

THE LEHMAN BROTHERS FIVE YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE INTERMEDIATE STATE GENERAL OBLIGATION MUNICIPAL BOND MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. SOME INVESTORS MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX AND/OR STATE AND LOCAL TAXES. FOR COMPARATIVE PURPOSES, THE INDEX'S JULY 31, 1992 VALUE IS USED AS THE AUGUST 10, 1992 VALUE.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance for Institutional Shares of the Fund prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares. The inception date for Investor Shares of the Fund was 8/10/92. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(3) Lipper averages are composites based on non-weighted average of all funds and classes within the investment objective. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1999.
(4) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, cumulative total return and average annual total return for 5 years and since inception would have been lower.

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

AN INTERVIEW WITH JEFFREY NOSS, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR MUNICIPAL BONDS DURING 1999?
A. The fixed income market came under pressure during 1999 as inflationary fears mounted in the face of an unexpectedly robust U.S. economy. This pushed tax exempt bond prices lower, particularly during the second half of the year. After cutting interest rates by a total of 75 basis points late in 1998, the Federal Reserve reversed direction in June and boosted short-term interest rates by the same 75 basis points in an attempt to create an environment of non-inflationary sustainable growth. In reaction to the Fed's tightening, municipal bond yields moved about 30 basis points higher for ten-year issues.

   Notwithstanding a more than 20% decline in new issue volume (which normally creates stronger technical conditions), demand was also down, which contributed to weak market conditions. Net redemptions in municipal bond mutual funds were not uncommon in the second half of the year, as individual investors sought to rebalance their asset allocations in favor of stocks.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?
A. The Fund's total return for 1999 was -2.06% for Institutional Shares and -2.22% for Investor Shares.(1) In comparison, the Lipper Intermediate Municipal Debt Fund Index(2) returned -1.37% and the Lehman Brothers Five-Year General Obligation Municipal Bond Index(3) returned 0.72% for the same period.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S PERFORMANCE?
A. While the investment environment for the fixed income markets in 1999 was difficult, our investment strategy remained positive for the year. Based upon our view that interest rates are likely to trend lower before the end of 2000 as the market ultimately concludes that inflation is not an imminent threat, we positioned the Fund to be essentially fully invested and structured with positive call and coupon characteristics. As interest rates rose during the second half of the year, we were able to purchase bonds in the seven- to ten-year range at a discount to their face value. This should help boost the Fund's relative performance, particularly if interest rates come down as the new year progresses.

Q. HOW DID THE PORTFOLIO'S COMPOSITION CHANGE DURING THE PERIOD?
A. The Fund's average maturity of 7.8 years remained essentially unchanged from mid-year. However, the Fund's credit quality improved through 1999 with triple-A holdings rising 4% to nearly 44% of the portfolio and triple B holdings declining slightly to 10.5%. With the robust economy, many state and local governments have found themselves in generally strong financial condition and, as a result, credit quality and ratings have risen. Also, credit spreads have narrowed, which has allowed us to upgrade the Fund's overall credit quality during the past 12 months without sacrificing significant yield.

Q. WHAT IS YOUR STRATEGIC OUTLOOK FOR 2000?
A. We believe the Federal Reserve will remain vigilant in guiding the economy toward sustainable non-inflationary growth. Therefore, with real returns near historical highs, we would consider any further weakness in bonds as an excellent opportunity for the Fund to buy, particularly in view of the fact that the municipal market is attractively priced relative to other fixed income markets.

                                                         INSTITUTIONAL SHARES
                                                     -----------------------------
                                                      CUMULATIVE    AVERAGE ANNUAL
                      PERIOD                         TOTAL RETURN    TOTAL RETURN
                      ------                         ------------   --------------
1 Year.............................................     (2.06)%         (2.06)%
5 Years............................................     26.52%           4.81%
10 Years...........................................     64.67%           5.11%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BNY HAMILTON INTERMEDIATE               LEHMAN BROTHERS FIVE YEAR         LIPPER INTERMEDIATE MUNICIPAL
          TAX-EXEMPT FUND INSTITUTIONAL SHARES  GENERAL OBLIGATION MUNICIPAL BOND INDEX           FUND INDEX
12/31/89                               $10,000                                  $10,000                        $10,000
12/31/90                               $10,601                                  $10,726                        $10,670
12/31/91                               $11,633                                  $11,934                        $11,828
12/31/92                               $12,451                                  $12,820                        $12,738
12/31/93                               $13,504                                  $13,916                        $14,003
12/31/94                               $13,015                                  $13,723                        $13,510
12/31/95                               $14,505                                  $15,319                        $15,249
12/31/96                               $15,040                                  $16,027                        $15,814
12/31/97                               $15,958                                  $17,067                        $16,933
12/31/98                               $17,579                                  $18,084                        $17,866
12/31/99                               $17,217                                  $17,934                        $17,620

THE LEHMAN BROTHERS FIVE YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE INTERMEDIATE STATE GENERAL OBLIGATION MUNICIPAL BOND MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. SOME INVESTORS MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX AND/OR STATE AND LOCAL TAXES.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/89 and prior to the Fund's commencement of operations on 4/1/97, adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.
(2) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., 1999.

BNY HAMILTON MONEY FUND

AN INTERVIEW WITH RICHARD KLINGMAN, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE MONEY MARKETS DURING 1999?

A. After cutting the federal funds rate by 75 basis points in three steps in response to global economic strains in 1998, the Federal Reserve reversed direction in June of this year and began raising rates to quell potential inflation fears. By December 31, 1999, the Federal Reserve had taken back the entire 75 basis point reduction in rates as the federal funds target returned again to 5.50%.

   Another market factor influencing rates was the impact of Y2K concerns on the short-term investment market. Most commercial paper issuers decided to avoid year-end financing activity altogether, choosing instead to pay a greater rate to place their investments into the first quarter of 2000. This created a favorable rate environment for investors into the New Year, but a challenge for money funds managing their overnight liquidity. The BNY Hamilton Money Fund met this situation with a balanced approach that took advantage of the higher rates while it maintained the appropriate liquidity.

Q. GIVEN THIS CONTEXT, HOW DID THE BNY HAMILTON MONEY FUND PERFORM?

A. For the 12-month period ended December 31, 1999, Hamilton Shares of the Fund posted a total return of 5.03%, Hamilton Premier Shares returned 4.77% and Hamilton Classic Shares returned 4.51%(1). During 1999, the Fund's assets grew significantly, increasing $920 million or 36%, to a total of $3.46 billion.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S PERFORMANCE?

A. The Fund seeks to provide high current income while preserving investors' capital and maintaining a very high level of liquidity. Toward that end, we invest almost exclusively in very high quality instruments such as securities issued by the U.S. government and its agencies (9% of net assets as of 12/31/99), top-rated commercial paper (45%) and top-rated bank and corporate obligations (38%), and repurchase agreements (8%). This emphasis on quality has earned the Fund both a AAAm rating from Standard & Poor's Corporation and a Aaa rating from Moody's Investor Service. These ratings signify that the Fund's safety is excellent and that it has superior capacity to maintain its $1.00 net asset value per share. Of course, there can be no assurance that it will do so.

Q. HOW DID THE PORTFOLIO'S COMPOSITION CHANGE DURING THE PERIOD?

A. The portfolio maintained a balanced mix of short-term assets, increasing or decreasing the holdings in a particular asset class during the year based upon the relative value they offered. For example, we increased the Fund's position in floating rate notes from 3% to 7% based on our expectation of potential positive yield impact. The weighted average maturity of the portfolio decreased to 40 days by the close of 1999, as we positioned the Fund against the possibility of an increasing rate environment.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. The economy continues to demonstrate strong growth with minimal signs of inflation. The Federal Reserve, ever vigilant on the inflation watch, may continue to increase the federal funds rate as needed and the BNY Hamilton Money Fund is well positioned to take advantage of these increases should they occur.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) YIELDS WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND STRIVES TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

BNY HAMILTON TREASURY MONEY FUND

AN INTERVIEW WITH RICHARD KLINGMAN, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR TREASURY SECURITIES DURING 1999?

A. After cutting the federal funds rate by 75 basis points in three steps in response to global economic strains in 1998, the Federal Reserve reversed direction in June of this year and began raising rates to quell potential inflation fears. By December 31, 1999, the Federal Reserve had taken back the entire 75 basis point reduction in rates as the federal funds target returned again to 5.50%.

   Another market factor influencing rates was the impact of Y2K concerns on the Treasury market. The strong demand by investors to be in Treasury securities over Y2K, coupled with Federal Reserve precautionary measures, resulted in a challenging environment for Treasury money funds over year-end.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. For the 12-month period ended December 31, 1999, Hamilton Shares of the Fund posted a total return of 4.79% and Hamilton Premier Shares returned 4.54%(1). Hamilton Classic Shares commenced operations in the second quarter of 1999 and had an annualized yield since inception of 4.33%(1). During 1999, the Fund's assets grew significantly, increasing $150 million, or 21%, to a total of $875 million.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S PERFORMANCE?

A. The Fund seeks to provide high current income while preserving investors' capital and maintaining a very high level of liquidity. As a result, we invest solely in securities issued or collateralized by U.S. Treasury obligations. The composition of the portfolio at December 31, 1999 was 22% U.S. Treasury Bills, 15% U.S. Treasury Notes, and 63% Repurchase Agreements backed by U.S. Treasury securities. This emphasis on quality has earned the Fund both a AAAm rating from Standard & Poor's Corporation and a Aaa rating from Moody's Investor Service. These ratings signify that the Fund's safety is excellent and that it has superior capacity to maintain its $1.00 net asset value per share. Of course, there can be no assurance that it will do so.

Q. HOW DID THE PORTFOLIO'S COMPOSITION CHANGE DURING THE PERIOD?

A. The portfolio maintained a balanced mix of U.S. Treasury Notes, Bills and U.S. Treasury-backed repurchase agreements, increasing or decreasing these holdings during the year based upon the relative value they offered.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. The U.S. economy continues to demonstrate strong growth with minimal signs of inflation. The Federal Reserve, ever vigilant on the inflation watch, may continue to increase the federal funds rate as needed. The BNY Hamilton Money Fund is well positioned to take advantage of these increases should they occur.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor agreed to assume a portion of the expenses for this Fund until June 30, 1998. Had expenses not been assumed, total return would have been lower.
(2) YIELDS WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND STRIVES TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

        BNY HAMILTON EQUITY INCOME FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              COMMON STOCKS--73.6%
              AUTOMOBILES AND TRUCKS--1.8%
    200,000   Ford Motor Co..........................................   $ 10,687,500
                                                                        ------------
              BANKING--4.5%
    150,000   FleetBoston Financial Corp.............................      5,221,875
    380,000   Mellon Financial Corp..................................     12,943,750
    150,000   Northern Trust Corp....................................      7,950,000
                                                                        ------------
                                                                          26,115,625
                                                                        ------------
              CABLE TV SYSTEMS--1.7%
    200,000   Comcast Corp. Class A..................................     10,112,500
                                                                        ------------
              COMMUNICATIONS EQUIPMENT & SYSTEMS--4.2%
    200,000   Lucent Technologies, Inc...............................     14,962,500
     50,000   Nokia Corp. (ADR)......................................      9,500,000
                                                                        ------------
                                                                          24,462,500
                                                                        ------------
              COMPUTERS--MICRO--1.7%
    130,000   Sun Microsystems, Inc.*................................     10,066,875
                                                                        ------------
              COMPUTERS--SOFTWARE &
              PERIPHERALS--1.3%
     70,000   Cisco Systems, Inc.*...................................      7,498,750
                                                                        ------------
              CONGLOMERATES--3.2%
    122,200   General Electric Co....................................     18,910,450
                                                                        ------------
              ELECTRONICS--1.6%
    100,000   Solectron Corp.*.......................................      9,512,500
                                                                        ------------
              ENTERTAINMENT--1.2%
    150,000   Seagram Co., Ltd.......................................      6,740,625
                                                                        ------------
              FINANCIAL SERVICES--DIVERSIFIED--4.0%
     90,000   Merrill Lynch & Co., Inc...............................      7,515,000
    110,000   Morgan Stanley, Dean Witter & Co.......................     15,702,500
                                                                        ------------
                                                                          23,217,500
                                                                        ------------
 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES--MORTGAGE COMPANIES--1.1%
    100,000   Fannie Mae.............................................   $  6,243,750
                                                                        ------------
              HOUSEHOLD & PERSONAL CARE
              PRODUCTS--4.1%
    140,000   Colgate-Palmolive Co...................................      9,100,000
    150,000   Maytag Corp............................................      7,200,000
     70,000   Procter & Gamble Co....................................      7,669,375
                                                                        ------------
                                                                          23,969,375
                                                                        ------------
              INSURANCE--HEALTH, LIFE & MULTI-LINE--1.5%
     81,702   American International Group, Inc......................      8,834,029
                                                                        ------------
              MANUFACTURING--CONSUMER
              PRODUCTS--2.2%
    100,000   Corning, Inc...........................................     12,893,750
                                                                        ------------
              MANUFACTURING--DIVERSIFIED--1.5%
    150,000   Honeywell International, Inc...........................      8,653,125
                                                                        ------------
              MEDIA--3.0%
     80,000   AMFM, Inc.*............................................      6,260,000
     91,100   Clear Channel Communications, Inc.*....................      8,130,675
     90,000   Infinity Broadcasting Corp., Series A*.................      3,256,875
                                                                        ------------
                                                                          17,647,550
                                                                        ------------
              MEDICAL PRODUCTS & SUPPLIES--3.6%
    169,200   Johnson & Johnson......................................     15,756,750
    150,000   Medtronic, Inc.........................................      5,465,625
                                                                        ------------
                                                                          21,222,375
                                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              COMMON STOCKS (CONTINUED)
              OIL & GAS--1.2%
    115,000   Schlumberger Ltd.......................................   $  6,468,750
     22,264   Transocean Sedco Forex, Inc............................        750,018
                                                                        ------------
                                                                           7,218,768
                                                                        ------------
              OIL--INTERNATIONAL--4.0%
    162,400   Exxon Mobil Corp.......................................     13,083,350
    150,000   Total Fina S.A. (ADR)..................................     10,387,500
                                                                        ------------
                                                                          23,470,850
                                                                        ------------
              PHARMACEUTICALS, HEALTH CARE, COSMETIC--2.7%
    100,000   American Home Products Corp............................      3,943,750
    180,000   Bristol-Myers Squibb Co................................     11,553,750
                                                                        ------------
                                                                          15,497,500
                                                                        ------------
              REAL ESTATE INVESTMENT TRUSTS--8.7%
    175,000   Apartment Investment & Management Co...................      6,967,187
    175,000   Avalonbay Communities, Inc.............................      6,004,687
    320,000   Duke-Weeks Realty Corp.................................      6,240,000
    135,000   Equity Residential Properties Trust....................      5,762,813
    240,000   General Growth Properties, Inc.........................      6,720,000
    300,000   Mack-Cali Realty Corp..................................      7,818,750
    150,000   Plum Creek Timber Co., Inc.............................      3,750,000
    400,000   ProLogis Trust.........................................      7,700,000
                                                                        ------------
                                                                          50,963,437
                                                                        ------------
              RETAIL--DISCOUNT STORES--1.2%
     75,000   Costco Wholesale Corp..................................      6,843,750
                                                                        ------------
 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              COMMON STOCKS (CONTINUED)
              RETAIL--GENERAL MERCHANDISE--1.5%
    150,000   Lowe's Companies, Inc..................................   $  8,962,500
                                                                        ------------
              RETAIL--SPECIALTY STORES--1.5%
    197,500   Circuit City Stores-Circuit City Group.................      8,899,844
                                                                        ------------
              TELECOMMUNICATIONS--4.7%
    150,000   A T & T Corp...........................................      7,612,500
    180,000   MCI WorldCom, Inc.*....................................      9,551,250
    210,000   SBC Communications, Inc................................     10,237,500
                                                                        ------------
                                                                          27,401,250
                                                                        ------------
              UTILITIES--ELECTRIC--1.2%
    200,000   Montana Power Co.......................................      7,212,500
                                                                        ------------
              UTILITIES--GAS & ELECTRIC--4.0%
    280,000   Enron Corp.............................................     12,425,000
    100,000   Texas Utilities Co.....................................      3,556,250
    245,000   Williams Cos., Inc.....................................      7,487,813
                                                                        ------------
                                                                          23,469,063
                                                                        ------------
              UTILITIES--WATER--0.7%
    192,100   American Water Works Co., Inc..........................      4,082,125
                                                                        ------------
              TOTAL COMMON STOCKS
              (Cost $294,393,259)....................................    430,810,366
                                                                        ------------

              CONVERTIBLE PREFERRED STOCKS--12.0%
              AUTOMOTIVE PARTS & EQUIPMENT--0.5%
     80,000   Federal-Mogul Financial Trust..........................      2,680,000
                                                                        ------------
              CONTAINERS AND PACKAGING--0.6%
     70,000   Sealed Air Corp., Series A.............................      3,535,000
                                                                        ------------
              ENTERTAINMENT--0.4%
     50,000   Seagram Co., Ltd. (ACES)...............................      2,250,000
                                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              CONVERTIBLE PREFERRED STOCKS (CONTINUED)
              HOUSEHOLD & PERSONAL CARE
              PRODUCTS--0.5%
     33,000   Estee Lauder TRACES....................................   $  3,126,750
                                                                        ------------
              INSURANCE--0.4%
     40,000   PLC Cap Trust II.......................................      2,115,000
                                                                        ------------
              MANUFACTURING--CONSUMER
              PRODUCTS--0.8%
    120,000   Newell Financial Trust I...............................      4,575,000
                                                                        ------------
              MEDIA--1.3%
     51,000   MediaOne Group PIES (a)................................      5,508,000
     13,500   Tribune Co. (b)........................................      2,146,500
                                                                        ------------
                                                                           7,654,500
                                                                        ------------
              OIL & GAS--1.5%
    200,000   Coastal Corp...........................................      4,662,500
    225,000   Enron Corp.............................................      4,218,750
                                                                        ------------
                                                                           8,881,250
                                                                        ------------
              PARKING FACILITIES--0.1%
     60,000   Central Parking Financial Trust........................        810,000
                                                                        ------------
              REAL ESTATE INVESTMENT TRUSTS--0.2%
     50,000   Apartment Investment & Management Co...................      1,262,500
                                                                        ------------
              RETAIL--GENERAL MERCHANDISE--0.5%
     80,000   Merrill Lynch DG STRYPES (c)...........................      2,890,000
                                                                        ------------
              TELECOMMUNICATIONS--1.1%
     20,000   TCI Pacific Communications, Inc., Series A.............      6,165,720
                                                                        ------------
              TELECOMMUNICATIONS--NON-U.S.--1.0%
    100,000   Global Telesystems Group**.............................      5,700,000
                                                                        ------------
 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              CONVERTIBLE PREFERRED STOCKS (CONTINUED)
              UTILITIES--GAS & ELECTRIC--3.1%
    170,000   AES Trust III..........................................   $ 10,476,250
    100,000   NiSource, Inc..........................................      3,606,250
    100,000   Texas Utilites Co......................................      4,362,500
                                                                        ------------
                                                                          18,445,000
                                                                        ------------
              TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $69,699,323).....................................     70,090,720
                                                                        ------------

 PRINCIPAL
  AMOUNT
-----------
              CONVERTIBLE BONDS--9.8%
              COMPUTERS--SOFTWARE &
              PERIPHERALS--2.6%
$ 1,500,000   VERITAS Software Corp., 5.25%, 11/01/04................     14,988,750
                                                                        ------------
              ELECTRONICS--SEMICONDUCTORS--0.9%
  2,000,000   Level One Communications, Inc., 4.00%, 9/01/04.........      5,417,500
                                                                        ------------
              ENTERTAINMENT--0.3%
  1,500,000   Imax Corp.,
              5.75%, 04/01/03**......................................      2,030,625
                                                                        ------------
              HEALTH CARE PRODUCTS &
              SERVICES--1.6%
  5,100,000   Alza Corp.,
              5.00%, 5/01/06.........................................      5,367,750
  3,000,000   Genzyme Corp.,
              5.25%, 6/01/05.........................................      3,836,250
                                                                        ------------
                                                                           9,204,000
                                                                        ------------
              HUMAN RESOURCES--0.3%
  1,980,000   Interim Services, Inc., 4.50%, 6/01/05.................      1,752,300
                                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                   VALUE
-----------                                                             ------------
              CONVERTIBLE BONDS (CONTINUED)
              MANUFACTURING AND DESIGN TECHNOLOGY--2.5%
$ 1,500,000   EMC Corp.,
              3.25%, 3/15/02.........................................   $ 14,486,250
                                                                        ------------
              MEDIA--0.9%
  3,750,000   Clear Channel Communications, Inc., 2.625%, 4/01/03....      5,564,063
                                                                        ------------
              OIL & GAS--0.7%
  4,000,000   Diamond Offshore Drilling, Inc. 3.75%, 2/15/07.........      4,060,000
                                                                        ------------
              TOTAL CONVERTIBLE BONDS
              (Cost $28,314,471).....................................     57,503,488
                                                                        ------------

              UNITED STATES TREASURY
              BILL--0.4%
  2,110,000   4.79%, 1/27/00
              (Amortized Cost $2,102,701)............................      2,103,432
                                                                        ------------


              MONEY MARKET FUNDS--4.0%
  4,690,308   ACM Institutional Reserves (Government Portfolio),
              5.54% (d)..............................................      4,690,308
 19,029,827   ACM Institutional Reserves (Prime Portfolio), 5.84%
              (d)....................................................     19,029,827
                                                                        ------------
              TOTAL MONEY MARKET FUNDS
              (Cost $23,720,135).....................................     23,720,135
                                                                        ------------
              TOTAL INVESTMENTS BEFORE OUTSTANDING WRITTEN PUT
              OPTION--99.8%
              (Cost $418,229,889) (e)................................    584,228,140

                                                           STRIKE
 CONTRACTS                                                 PRICE         VALUE
-----------                                             ------------  ------------
              OUTSTANDING WRITTEN PUT OPTION--(0.0%)
    130       Merrill Lynch Co., expires January 2000
              (Premiums Received-$77,607).............      $ 65      $     (2,438)
                                                                      ------------

              TOTAL INVESTMENTS NET OF OUTSTANDING WRITTEN PUT
              OPTIONS
              (Cost $418,152,282)--99.8%............................   584,225,703
              Other assets less
              liabilities--0.2%.....................................     1,018,774
                                                                      ------------
              NET ASSETS--100.0%....................................  $585,244,477
                                                                      ============

ACES AUTOMATIC COMMON EXCHANGE SECURITIES.
ADR  AMERICAN DEPOSITARY RECEIPT.
PIES PREMIUM INCOME EXCHANGEABLE SECURITIES.
STRYPES STRUCTURED YIELD PRODUCT EXCHANGEABLE FOR STOCK.
TRACES TRUST AUTOMATIC COMMON EXHCANGE SECURITIES.
*    NON-INCOME PRODUCING SECURITY
** SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933.
(a)  CONVERTIBLE TO AIRTOUCH COMMUNICATIONS, INC. COMMON STOCK.
(b)  CONVERTIBLE TO AMERICA ONLINE, INC. COMMON STOCK.
(c)  CONVERTIBLE TO DOLLAR GENERAL CORP. COMMON STOCK.
(d)  REPRESENTS ANNUALIZED YIELD AT DECEMBER 31, 1999.
(e) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1999, NET UNREALIZED APPRECIATION WAS $165,998,251 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $186,043,874 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $20,045,623.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 1999

ASSETS:
  Investments at value
    (Cost $418,229,889).........................................................  $584,228,140
  Receivables:
    Capital stock sold..........................................................      730,892
    Dividends...................................................................      523,246
    Interest....................................................................      312,263
  Other assets..................................................................       12,561
                                                                                  -----------
    TOTAL ASSETS................................................................  585,807,102
                                                                                  -----------
LIABILITIES:
  Due to custodian..............................................................        5,508
  Outstanding put options written
    (premium received $77,607)..................................................        2,437
  Payables:
    Services provided by the Bank of New York and Administrator.................      425,294
    Capital stock repurchased...................................................       15,640
  Accrued expenses and other liabilities........................................      113,746
                                                                                  -----------
    TOTAL LIABILITIES...........................................................      562,625
                                                                                  -----------
NET ASSETS:.....................................................................  $585,244,477
                                                                                  ===========
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $    35,449
  Capital surplus...............................................................  401,806,541
  Undistributed net investment income...........................................      471,143
  Accumulated net realized gain on investments..................................   16,857,923
  Net unrealized appreciation on investments....................................  166,073,421
                                                                                  -----------
NET ASSETS......................................................................  $585,244,477
                                                                                  ===========
INSTITUTIONAL SHARES:
  Net assets....................................................................  $547,250,286
                                                                                  ===========
  Shares outstanding............................................................   33,141,876
                                                                                  ===========
  Net asset value, offering price and repurchase price per share................  $     16.51
                                                                                  ===========
INVESTOR SHARES:
  Net assets....................................................................  $37,994,191
                                                                                  ===========
  Shares outstanding............................................................    2,307,335
                                                                                  ===========
  Net asset value, offering price and repurchase price per share................  $     16.47
                                                                                  ===========
Institutional Shares authorized @ $.001 par value...............................  200,000,000
Investor Shares authorized @ $.001 par value....................................  200,000,000

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
  Dividends.....................................................................  $ 11,585,075
  Interest......................................................................     2,558,871
                                                                                  ------------
    TOTAL INCOME................................................................    14,143,946
                                                                                  ------------
EXPENSES:
  Advisory......................................................................     3,393,456
  Administration................................................................     1,131,152
  12b-1 fee--Investor Shares....................................................        93,755
  Transfer agent................................................................       137,182
  Accounting services...........................................................        60,015
  Custodian.....................................................................        55,116
  Reports to shareholders.......................................................        42,873
  Registration and filings......................................................        39,524
  Legal.........................................................................        22,766
  Directors.....................................................................        15,782
  Audit.........................................................................        15,635
  Insurance.....................................................................        12,703
  Cash management...............................................................         7,699
  Other.........................................................................        16,123
                                                                                  ------------
    TOTAL EXPENSES..............................................................     5,043,781
  Earnings credit adjustment (Note 3)...........................................       (11,185)
                                                                                  ------------
    NET EXPENSES................................................................     5,032,596
                                                                                  ------------
    NET INVESTMENT INCOME.......................................................     9,111,350
                                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on:
    Investments.................................................................    75,607,497
    Written put options.........................................................       440,440
                                                                                  ------------
  Net realized gain on investments..............................................    76,047,937
                                                                                  ------------
  Increase (decrease) in unrealized
    appreciation on:
    Investments.................................................................    (7,963,160)
    Written put options.........................................................       346,976
                                                                                  ------------
  Net unrealized loss on investments during the year............................    (7,616,184)
                                                                                  ------------
  Net realized and unrealized gain on investments...............................    68,431,753
                                                                                  ------------
  Net increase in net assets resulting from operations..........................  $ 77,543,103
                                                                                  ============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED DECEMBER 31,
                                                                                  --------------------------
                                                                                      1999          1998
                                                                                  ------------  ------------
OPERATIONS:
  Net investment income.........................................................  $  9,111,350  $  9,759,306
  Net realized gain on investments..............................................    76,047,937    30,042,130
  Increase (decrease) in unrealized appreciation on investments during the
    year........................................................................    (7,616,184)   30,647,552
                                                                                  ------------  ------------
    Net increase in net assets resulting from operations........................    77,543,103    70,448,988
                                                                                  ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................    (8,805,615)   (8,618,820)
                                      Investor Shares...........................      (532,118)     (536,948)
  Distributions from capital gains:
                               Institutional Shares.............................   (61,575,721)  (21,865,292)
                               Investor Shares..................................    (4,337,545)   (1,528,489)
                                                                                  ------------  ------------
                                                                                   (75,250,999)  (32,549,549)
                                                                                  ------------  ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................    42,581,377    26,979,380
                               Investor Shares..................................    37,448,839     4,116,015
  Proceeds from shares issued on reinvestment of dividends
    and distributions: Institutional Shares.....................................    63,410,942    24,111,829
                    Investor Shares.............................................     4,717,807     1,987,895
  Cost of capital stock repurchased:
                                Institutional Shares............................   (88,989,154)  (81,028,870)
                                Investor Shares.................................   (41,662,270)   (5,358,164)
                                                                                  ------------  ------------
    Net increase (decrease) in net assets resulting from capital stock
     transactions...............................................................    17,507,541   (29,191,915)
                                                                                  ------------  ------------
      INCREASE IN NET ASSETS....................................................    19,799,645     8,707,524
NET ASSETS:
  Beginning of year.............................................................   565,444,832   556,737,308
                                                                                  ------------  ------------
  End of year (includes undistributed net investment income of $152,835 at
    December 31, 1999 and $379,218 at December 31, 1998)........................  $585,244,477  $565,444,832
                                                                                  ============  ============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................     2,509,514     1,699,962
             Investor Shares....................................................     2,177,216       253,791
  Shares issued on reinvestment of dividends and distributions:
                                                        Institutional Shares....     3,942,795     1,487,475
                                                        Investor Shares.........       292,850       122,592
  Shares repurchased:
                   Institutional Shares.........................................    (5,188,493)   (4,940,940)
                   Investor Shares..............................................    (2,413,590)     (328,881)
                                                                                  ------------  ------------
    Net increase (decrease).....................................................     1,320,292    (1,706,001)
  Shares outstanding, beginning of year.........................................    34,128,919    35,834,920
                                                                                  ------------  ------------
  Shares outstanding, end of year...............................................    35,449,211    34,128,919
                                                                                  ============  ============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  INSTITUTIONAL SHARES
                                          -------------------------------------
                                              YEAR ENDED       FOR THE PERIOD
                                             DECEMBER 31,      APRIL 1, 1997*
                                          ------------------       THROUGH
                                            1999      1998    DECEMBER 31, 1997
                                          --------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning of
  period................................  $  16.57  $  15.54      $  14.21
                                          --------  --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................      0.28      0.28          0.25
Net realized and unrealized gain on
  investments...........................      2.02      1.73          3.25
                                          --------  --------      --------
  Total from investment operations......      2.30      2.01          3.50
                                          --------  --------      --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....     (0.29)    (0.27)        (0.24)
Distributions from capital gains........     (2.07)    (0.71)        (1.93)
                                          --------  --------      --------
  Total dividends and distributions.....     (2.36)    (0.98)        (2.17)
                                          --------  --------      --------
Net asset value at end of period........  $  16.51  $  16.57      $  15.54
                                          ========  ========      ========
TOTAL RETURN:...........................     14.51%    13.18%        24.73%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................  $547,250  $528,233      $522,524
Ratio to average net assets of:
  Expenses..............................      0.87%     0.89%         0.87%***
  Net investment income.................      1.63%     1.77%         2.07%***
Portfolio turnover rate.................        53%       39%           65%

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

--------------------------------------------------------------------------------

                                                               INVESTOR SHARES
                                            -----------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------
                                             1999       1998       1997        1996        1995
                                            -------    -------    -------    --------    --------
PER SHARE DATA:
Net asset value at beginning of year....    $ 16.53    $ 15.53    $ 14.12    $  12.99    $  10.70
                                            -------    -------    -------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................       0.24       0.25       0.35        0.30        0.32
Net realized and unrealized gain on
  investments...........................       2.01       1.71       3.27        2.22        2.41
                                            -------    -------    -------    --------    --------
  Total from investment operations......       2.25       1.96       3.62        2.52        2.73
                                            -------    -------    -------    --------    --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....      (0.24)     (0.25)     (0.28)      (0.29)      (0.32)
Distributions from capital gains........      (2.07)     (0.71)     (1.93)      (1.10)      (0.12)
                                            -------    -------    -------    --------    --------
  Total dividends and distributions.....      (2.31)     (0.96)     (2.21)      (1.39)      (0.44)
                                            -------    -------    -------    --------    --------
Net asset value at end of year..........    $ 16.47    $ 16.53    $ 15.53    $  14.12    $  12.99
                                            =======    =======    =======    ========    ========
TOTAL RETURN:+..........................      14.27%     12.82%     25.85%      19.58%      25.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................    $37,994    $37,212    $34,213    $216,363    $169,841
Ratio to average net assets of:
  Expenses..............................       1.12%      1.17%      1.01%       0.97%       1.00%
  Net investment income.................       1.38%      1.50%      1.77%       2.17%       2.66%
Portfolio turnover rate.................         53%        39%        65%         58%         58%

+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS IN WHICH THE SALES LOAD WAS IN EFFECT.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                           VALUE
-----------                                                     ------------
             COMMON STOCKS--94.4%
             BANKING--0.9%
    128,932  Wells Fargo Co...................................  $  5,213,688
                                                                ------------
             BEVERAGES--1.1%
    114,467  Coca-Cola Co.....................................     6,667,703
                                                                ------------
             CHEMICALS--DIVERSIFIED--1.7%
    160,146  duPont (E.I.) de Nemours & Co....................    10,549,618
                                                                ------------
             COMMUNICATIONS &
             ENTERTAINMENT--1.9%
    163,158  Time Warner, Inc.................................    11,818,758
                                                                ------------
             COMMUNICATIONS EQUIPMENT & SYSTEMS--6.9%
     50,000  America Online, Inc.*............................     3,771,875
    160,000  Nokia Corp. (ADR)................................    30,400,000
    120,000  Tellabs, Inc.....................................     7,702,500
                                                                ------------
                                                                  41,874,375
                                                                ------------
             COMPUTER SERVICES--1.7%
     91,660  Hewlett-Packard Co...............................    10,443,511
                                                                ------------
             COMPUTERS--MICRO--2.8%
    220,000  Sun Microsystems, Inc.*..........................    17,036,250
                                                                ------------
             COMPUTERS--SOFTWARE &
             PERIPHERALS--9.1%
    304,560  Cisco Systems, Inc.*.............................    32,625,990
    197,296  Microsoft Corp.*.................................    23,034,308
                                                                ------------
                                                                  55,660,298
                                                                ------------
             CONGLOMERATES--2.9%
    113,146  General Electric Co..............................    17,509,343
                                                                ------------
             CONTAINERS AND PACKAGING--1.7%
    200,000  Sealed Air Corp.*................................    10,362,500
                                                                ------------
 NUMBER OF
  SHARES                                                           VALUE
-----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             COSMETICS & TOILETRIES--0.9%
    130,016  Gillette Co......................................  $  5,355,034
                                                                ------------
             FINANCIAL SERVICES--1.3%
    200,000  Charles Schwab Corp. (The).......................     7,675,000
                                                                ------------
             FINANCIAL SERVICES--DIVERSIFIED--5.0%
    297,706  Citigroup, Inc...................................    16,541,290
     97,100  Morgan Stanley, Dean Witter & Co.................    13,861,025
                                                                ------------
                                                                  30,402,315
                                                                ------------
             FINANCIAL SERVICES--MORTGAGE COMPANIES--1.8%
    171,725  Fannie Mae.......................................    10,722,080
                                                                ------------
             FOOD PRODUCTS--2.1%
    238,018  Bestfoods........................................    12,510,821
                                                                ------------
             HOUSEHOLD & PERSONAL CARE
             PRODUCTS--2.1%
    116,938  Procter & Gamble Co..............................    12,812,020
                                                                ------------
             INSURANCE--HEALTH, LIFE & MULTI-LINE--2.8%
    155,646  American International Group, Inc................    16,829,224
                                                                ------------
             MANUFACTURING AND DESIGN TECHNOLOGY--5.9%
    110,000  Applied Materials, Inc.*.........................    13,935,625
    200,000  EMC Corp.........................................    21,850,000
                                                                ------------
                                                                  35,785,625
                                                                ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                           VALUE
-----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             MANUFACTURING--CONSUMER
             PRODUCTS--3.5%
    163,000  Corning, Inc.....................................  $ 21,016,812
                                                                ------------
             MEDICAL PRODUCTS & SUPPLIES--4.7%
    185,795  Johnson & Johnson................................    17,302,159
    302,000  Medtronic, Inc...................................    11,004,125
                                                                ------------
                                                                  28,306,284
                                                                ------------
             OIL & GAS--1.3%
    129,390  Schlumberger Ltd.................................     7,278,187
     25,048  Transocean Sedco Forex, Inc......................       843,804
                                                                ------------
                                                                   8,121,991
                                                                ------------
             OIL--INTERNATIONAL--5.4%
    362,225  Exxon Mobil Corp.................................    29,181,752
     62,992  Royal Dutch Petroleum Co.........................     3,807,079
                                                                ------------
                                                                  32,988,831
                                                                ------------
             PHARMACEUTICALS--9.1%
    140,504  Amgen, Inc.*.....................................     8,439,021
     70,000  Biogen, Inc.*....................................     5,915,000
     60,000  Genetech, Inc.*..................................     8,070,000
    146,538  Merck & Co.......................................     9,827,205
    372,348  Pfizer, Inc......................................    12,078,038
    175,000  Smithkline Beecham PLC (ADR).....................    11,276,563
                                                                ------------
                                                                  55,605,827
                                                                ------------
 NUMBER OF
  SHARES                                                           VALUE
-----------                                                     ------------
             COMMON STOCKS (CONTINUED)

             REAL ESTATE INVESTMENT TRUSTS--1.1%
    174,000  Duke-Weeks Realty Corp...........................  $  3,393,000
    140,000  Liberty Property Trust...........................     3,395,000
                                                                ------------
                                                                   6,788,000
                                                                ------------
             RESORTS & ENTERTAINMENT--1.7%
    360,000  Walt Disney Co. (The)............................    10,530,000
                                                                ------------
             RETAIL--SPECIALTY STORES--1.5%
    226,890  CVS Corp.........................................     9,061,419
                                                                ------------
             SEMICONDUCTORS--2.5%
    185,552  Intel Corp.......................................    15,273,249
                                                                ------------
             TELECOMMUNICATIONS--8.1%
    245,497  Global Crossing Ltd.*............................    12,274,850
    100,000  Lucent Technologies, Inc.........................     7,481,250
    234,000  MCI WorldCom, Inc.*..............................    12,416,625
     85,000  Nortel Networks Corp.............................     8,585,000
    200,000  Qwest Communications International, Inc.*........     8,600,000
                                                                ------------
                                                                  49,357,725
                                                                ------------
             UTILITIES--GAS & ELECTRIC--2.9%
    319,952  Enron Corp.......................................    14,197,870
     93,253  Texas Utilities Co...............................     3,316,310
                                                                ------------
                                                                  17,514,180
                                                                ------------
             TOTAL COMMON STOCKS
             (Cost $233,471,408)..............................   573,792,481
                                                                ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             UNITED STATES TREASURY
             BILL--1.1%
$ 6,870,000  4.79%, 1/27/00 (Amortized Cost $6,846,680).......  $  6,848,614
                                                                ------------

             MONEY MARKET FUNDS--5.1%
  4,377,926  ACM Institutional Reserves
             (Government Portfolio), 5.54%(a).................     4,377,926
 26,586,515  ACM Institutional Reserves (Prime Portfolio),
             5.84%(a).........................................    26,586,515
                                                                ------------
             TOTAL MONEY MARKET FUND
             (Cost $30,964,441)...............................    30,964,441
                                                                ------------
             TOTAL INVESTMENTS BEFORE OUTSTANDING WRITTEN CALL
             AND PUT OPTIONS
             (Cost $271,282,529) (b)--100.6%..................   611,605,536
                                                                ------------

                                                        STRIKE
 CONTRACTS                                              PRICE
-----------                                             ------
              OUTSTANDING WRITTEN CALL OPTIONS--(0.6%)
        200   America Online, Inc., expiration
              January, 2000*..........................  $  65       (242,500)
        100   Applied Materials, Inc., expiration
              January, 2000*..........................     90       (392,500)
        200   Cisco Systems, Inc., expiration January,
              2000*...................................     80       (557,500)
                                                        STRIKE
 CONTRACTS                                              PRICE      VALUE
-----------                                             ------  ------------
              OUTSTANDING WRITTEN CALL OPTIONS (CONTINUED)
        100   EMC Corp., expiration January, 2000*....  $  80   $   (310,000)
        100   Lucent Technologies, Inc., expiration
              January, 2000*..........................     70        (70,000)
        150   Microsoft Corp., expiration January,
              2000*...................................    105       (191,250)
        150   Nokia Corp., expiration January,
              2000*...................................    105     (1,269,375)
        200   Sun Microsystems, Inc., expiration
              January, 2000*..........................     50       (565,000)
        100   Tellabs, Inc., expiration January,
              2000*...................................     70        (16,875)
                                                                ------------
              TOTAL OUTSTANDING WRITTEN CALL OPTIONS
              (Premiums received $541,056)....................
                                                                  (3,615,000)
                                                                ------------

              OUTSTANDING WRITTEN PUT OPTIONS--(0.0%)
        200   America Online, Inc., expiration
              January, 2000*..........................     48         (3,750)
        100   Applied Materials, Inc., expiration
              January, 2000*..........................     70         (1,250)

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                        STRIKE
 CONTRACTS                                              PRICE      VALUE
-----------                                             ------  ------------
              OUTSTANDING WRITTEN PUT OPTIONS (CONTINUED)
        100   EMC Corp., expiration January, 2000*....  $  65   $     (1,563)
        100   Lucent Technologies, Inc., expiration
              January, 2000*..........................     60         (3,125)
        150   Microsoft Corp., expiration January,
              2000*...................................     85         (1,875)
        100   Nokia Corp., expiration January,
              2000*...................................     85         (2,500)
        200   Sun Microsystems, Inc., expiration
              January, 2000*..........................     40         (3,750)
        100   Tellabs, Inc., expiration January,
              2000*...................................     50         (3,750)
                                                                ------------
              TOTAL OUTSTANDING WRITTEN PUT OPTIONS
              (Premiums received $308,065)....................
                                                                    (21,563)
                                                                ------------
              TOTAL INVESTMENTS NET OF OUTSTANDING WRITTEN
              CALL AND PUT OPTIONS
              (Cost $270,433,408)--100.0%.....................
                                                                 607,968,973
              Other assets less liabilities--(0.0%)...........
                                                                     (42,837)
                                                                ------------
              NET ASSETS--100.0%..............................  $607,926,136
                                                                ============

ADR  AMERICAN DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)  REPRESENTS ANNUALIZED YIELD AT DECEMBER 31, 1999.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1999, NET UNREALIZED APPRECIATION WAS $340,323,007 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $343,417,080 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $3,094,073.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 1999

ASSETS:
  Investments at value
    (Cost $271,282,529).........................................................  $  611,605,536
  Cash..........................................................................             206
  Receivables:
    Dividends...................................................................         359,031
    Interest....................................................................          98,186
    Capital stock sold..........................................................          17,597
  Deferred organization costs and other assets..................................          54,608
                                                                                  --------------
    TOTAL ASSETS................................................................     612,135,164
                                                                                  --------------
LIABILITIES:
  Outstanding call and put options written (premiums received $849,121).........       3,636,563
  Payables:
    Services provided by the Bank of New York and Administrator.................         406,452
    Capital stock repurchased...................................................         112,459
  Accrued expenses and other liabilities........................................          53,554
                                                                                  --------------
    TOTAL LIABILITIES...........................................................       4,209,028
                                                                                  --------------
NET ASSETS:.....................................................................  $  607,926,136
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       37,642
  Capital surplus...............................................................     261,385,727
  Undistributed net investment income...........................................         156,915
  Accumulated net realized gain on investments..................................       8,810,287
  Net unrealized appreciation on investments....................................     337,535,565
                                                                                  --------------
NET ASSETS......................................................................  $  607,926,136
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $  589,284,564
                                                                                  ==============
  Shares outstanding............................................................      36,480,868
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        16.15
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $   18,641,572
                                                                                  ==============
  Shares outstanding............................................................       1,161,478
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        16.05
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized @ $.001 par value....................................     200,000,000

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $29,423).......................  $    4,770,924
  Interest......................................................................       1,342,235
                                                                                  --------------
    TOTAL INCOME................................................................       6,113,159
                                                                                  --------------
EXPENSES:
  Advisory......................................................................       3,028,895
  Administration................................................................       1,009,632
  12b-1 fee--Investor Shares....................................................          35,311
  Transfer agent................................................................          95,446
  Accounting services...........................................................          59,800
  Custodian.....................................................................          55,051
  Reports to shareholders.......................................................          31,380
  Registration and filings......................................................           8,364
  Legal.........................................................................          19,747
  Audit.........................................................................          12,291
  Organization..................................................................          17,859
  Directors.....................................................................          15,782
  Insurance.....................................................................           6,547
  Cash management...............................................................           3,857
  Other.........................................................................          10,141
                                                                                  --------------
    TOTAL EXPENSES..............................................................       4,410,103
  Fees waived by the Bank of New York (Note 3)..................................         (97,961)
  Earnings credit adjustment (Note 3)...........................................          (1,360)
                                                                                  --------------
    NET EXPENSES................................................................       4,310,782
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................       1,802,377
                                                                                  --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on:
    Investments.................................................................      40,184,499
    Written options.............................................................       3,240,601
                                                                                  --------------
  Net realized gain on investments..............................................      43,425,100
                                                                                  --------------
  Increase (decrease) in unrealized appreciation (depreciation) on:
    Investments.................................................................     121,983,330
    Written options.............................................................      (1,274,523)
                                                                                  --------------
  Net unrealized gain on investments during the year............................     120,708,807
                                                                                  --------------
  Net realized and unrealized gain on investments...............................     164,133,907
                                                                                  --------------
  Net increase in net assets resulting from operations..........................  $  165,936,284
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------
                                                                                        1999              1998
                                                                                  ----------------  -----------------
OPERATIONS:
  Net investment income.........................................................   $   1,802,377      $  2,976,961
  Net realized gain on investments..............................................      43,425,100        31,454,367
  Increase in unrealized appreciation on investments during the year............     120,708,807        54,370,500
                                                                                   -------------      ------------
    Net increase in net assets resulting from operations........................     165,936,284        88,801,828
                                                                                   -------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................      (1,707,585)       (2,846,174)
                                      Investor Shares...........................         (32,566)          (74,955)
  Distributions from capital gains:
                               Institutional Shares.............................     (39,203,875)      (23,566,674)
                               Investor Shares..................................      (1,225,900)         (561,749)
                                                                                   -------------      ------------
                                                                                     (42,169,926)      (27,049,552)
                                                                                   -------------      ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................      86,672,618        48,105,075
                               Investor Shares..................................      28,949,535        11,499,724
  Proceeds from shares issued on reinvestment of dividends
    and distributions: Institutional Shares.....................................      38,770,428        22,917,754
                    Investor Shares.............................................       1,258,079           632,192
  Cost of capital stock repurchased:
                                Institutional Shares............................    (100,403,230)      (60,262,412)
                                Investor Shares.................................     (26,131,558)       (9,391,039)
                                                                                   -------------      ------------
  Net increase in net assets resulting from capital stock transactions..........      29,115,872        13,501,294
                                                                                   -------------      ------------
    INCREASE IN NET ASSETS......................................................     152,882,230        75,253,570
                                                                                   -------------      ------------
NET ASSETS:
  Beginning of year.............................................................     455,043,906       379,790,336
                                                                                   -------------      ------------
  End of year (includes undistributed net investment income of $156,915 at
    December 31, 1999 and $94,689 at December 31, 1998).........................   $ 607,926,136      $455,043,906
                                                                                   =============      ============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................       6,049,520         3,974,655
             Investor Shares....................................................       2,117,449           974,111
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares.....................................       2,525,302         1,833,466
                    Investor Shares.............................................          82,520            50,958
  Shares repurchased:
                   Institutional Shares.........................................      (7,040,036)       (4,996,137)
                   Investor Shares..............................................      (1,911,599)         (743,808)
                                                                                   -------------      ------------
    Net increase................................................................       1,823,156         1,093,245
  Shares outstanding, beginning of year.........................................      35,819,190        34,725,945
                                                                                   -------------      ------------
  Shares outstanding, end of year...............................................      37,642,346        35,819,190
                                                                                   =============      ============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                     INSTITUTIONAL SHARES                         INVESTOR SHARES
                                          ------------------------------------------  ----------------------------------------
                                                                         FOR THE                                    FOR THE
                                                                         PERIOD                                     PERIOD
                                                                     APRIL 1, 1997*                              MAY 1, 1997*
                                           YEAR ENDED DECEMBER 31,       THROUGH       YEAR ENDED DECEMBER 31,      THROUGH
                                          -------------------------   DECEMBER 31,    -------------------------  DECEMBER 31,
                                             1999          1998           1997           1999          1998          1997
                                          -----------  ------------  ---------------  -----------  ------------  -------------
PER SHARE DATA:
Net asset value at beginning of period..   $  12.71      $  10.94       $  10.00        $ 12.65      $ 10.92        $10.70
                                           --------      --------       --------        -------      -------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................       0.05          0.11           0.08           0.01         0.11          0.06
Net realized and unrealized gain on
  investments...........................       4.59          2.46           2.83           4.57         2.42          2.12
                                           --------      --------       --------        -------      -------        ------
  Total from investment operations......       4.64          2.57           2.91           4.58         2.53          2.18
                                           --------      --------       --------        -------      -------        ------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income................................      (0.05)        (0.11)         (0.08)         (0.03)       (0.11)        (0.07)
Distributions from capital gains........      (1.15)        (0.69)         (1.89)         (1.15)       (0.69)        (1.89)
                                           --------      --------       --------        -------      -------        ------
  Total dividends and distributions.....      (1.20)        (0.80)         (1.97)         (1.18)       (0.80)        (1.96)
                                           --------      --------       --------        -------      -------        ------
Net asset value at end of period........   $  16.15      $  12.71       $  10.94        $ 16.05      $ 12.65        $10.92
                                           ========      ========       ========        =======      =======        ======
TOTAL RETURN:...........................      37.13%        23.49%         29.11%**       36.83%       23.26%        20.37%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................   $589,285      $443,997       $373,326        $18,642      $11,047        $6,464
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................       0.85%         0.82%          0.82%***       1.11%        1.07%         1.07%***
  Expenses, prior to waiver from The
    Bank of New York....................       0.86%         0.91%          0.88%***       1.14%        1.21%         1.16%***
  Net investment income, net of waiver
    from The Bank of New York...........       0.36%         0.73%          0.89%***       0.10%        0.50%         0.54%***
Portfolio turnover rate.................         18%           26%            37%            18%          26%           37%

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS--97.8%
            ADVERTISING & MARKETING
            SERVICES--2.9%
  46,425    DoubleClick, Inc.*......................  $ 11,748,427
                                                      ------------
            BANKING--0.9%
  54,300    Peoples Heritage Financial Group,
            Inc.....................................       817,894
  55,500    Wilmington Trust Corp...................     2,677,875
                                                      ------------
                                                         3,495,769
                                                      ------------
            BIOSCIENCES--1.0%
 160,075    Aurora Biosciences Corp.*...............     4,241,987
                                                      ------------
            CABLE TV SYSTEMS--2.6%
  70,600    Adelphia Communications Corp., Class
            A*......................................     4,633,125
  85,750    Jones Intercable, Inc., Class A*........     5,943,547
                                                      ------------
                                                        10,576,672
                                                      ------------
            COMMERCIAL SERVICES--1.3%
  76,710    Central Parking Corp....................     1,467,079
 139,950    Profit Recovery Group International,
            Inc.*...................................     3,717,422
                                                      ------------
                                                         5,184,501
                                                      ------------
            COMMUNICATIONS EQUIPMENT & SYSTEMS--0.9%
  52,500    Ancor Communications, Inc.*.............     3,563,437
                                                      ------------
            COMPUTER SERVICES--4.5%
  92,785    AnswerThink Consulting Group, Inc.*.....     3,177,886
  47,350    Entrust Technologies, Inc.*.............     2,838,041
 132,080    Network Appliance, Inc.*................    10,970,895
  25,450    Tanning Technology Corp.*...............     1,499,959
                                                      ------------
                                                        18,486,781
                                                      ------------
NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            COMPUTERS--SOFTWARE &
            PERIPHERALS--29.0%
  52,200    AppNet, Inc.*...........................  $  2,283,750
  54,395    CareInsite, Inc.*.......................     4,378,797
  63,120    Commerce One, Inc.*.....................    12,403,080
  90,680    Computer Network Technology Corp.*......     2,079,972
  82,900    Concentric Network Corp.*...............     2,554,356
  54,410    Digex, Inc.*............................     3,740,687
   8,755    Finisar Corp.*..........................       786,856
  16,685    Gadzoox Networks, Inc.*.................       726,840
  51,750    Informatica Corp.*......................     5,504,906
  43,425    Mercury Interactive Corp.*..............     4,687,186
  66,800    Metromedia Fiber Network, Inc.*.........     3,202,225
  51,700    Micromuse, Inc.*........................     8,789,000
 103,395    Netcentives, Inc.*......................     6,442,801
  31,900    NetIQ Corp.*............................     1,660,794
  25,005    NorthPoint Communications Group,
            Inc.*...................................       600,120
  46,700    Phone.com, Inc.*........................     5,414,281
  90,680    RAVISENT Technologies, Inc.*............     3,485,512
  17,000    RealNetworks, Inc.*.....................     2,045,312
  86,300    Research in Motion Ltd.*................     3,985,981
  38,600    Rhythms NetConnections, Inc.*...........     1,196,600
  29,200    SanDisk Corp.*..........................     2,810,500
  90,705    USinternetworking, Inc.*................     6,338,012
  51,100    Verio, Inc.*............................     2,360,181
  57,756    VERITAS Software Corp.*.................     8,266,327
  11,050    Viant Corp.*............................     1,093,950
  90,850    Visual Networks, Inc.*..................     7,199,862
  41,885    Vitria Technology, Inc.*................     9,801,090
  53,900    Xircom, Inc.*...........................     4,042,500
                                                      ------------
                                                       117,881,478
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            DATA PROCESSING SYSTEMS--0.4%
  56,000    MedQuist, Inc.*.........................  $  1,445,500
                                                      ------------
            EDUCATION--2.1%
 152,000    Apollo Group, Inc., Class A*............     3,049,500
  48,050    Career Education Corp.*.................     1,843,919
  85,056    DeVry, Inc.*............................     1,584,168
  99,160    Education Management Corp.*.............     1,388,240
  52,620    ITT Educational Services, Inc.*.........       812,321
                                                      ------------
                                                         8,678,148
                                                      ------------
            ELECTRICAL EQUIPMENT--2.0%
 116,360    Gemstar International Group Ltd.*.......     8,290,650
                                                      ------------
            ELECTRONIC EQUIPMENT &
            COMPONENTS--6.8%
  18,100    Applied Micro Circuits Corp.*...........     2,303,225
  89,600    DII Group, Inc.*........................     6,358,800
  11,700    hi/fn, Inc.*............................       453,375
  56,500    Jabil Circuit, Inc.*....................     4,124,500
  37,850    Lattice Semiconductor Corp.*............     1,783,681
  60,000    PLX Technology, Inc.*...................     1,136,250
  15,200    QLogic Corp.*...........................     2,430,100
 107,800    Sawtek, Inc.*...........................     7,175,437
  23,600    TranSwitch Corp.*.......................     1,712,475
                                                      ------------
                                                        27,477,843
                                                      ------------
            ELECTRONICS--0.6%
  13,850    PMC - Sierra, Inc.*.....................     2,220,328
                                                      ------------
            ENTERTAINMENT--0.3%
  44,990    Cinar Corp., Class B*...................     1,102,255
                                                      ------------
NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            FINANCIAL SERVICES--0.2%
  36,540    Bank United Corp., Class A..............  $    995,715
                                                      ------------
            FOOD WHOLESALING--1.5%
  60,700    Dean Foods Co...........................     2,412,825
  82,850    Robert Mondavi Corp., Class A*..........     2,879,037
  50,250    U.S. Foodservice*.......................       841,687
                                                      ------------
                                                         6,133,549
                                                      ------------
            HUMAN RESOURCES--0.6%
  67,900    Korn/Ferry International*...............     2,469,862
                                                      ------------
            INSTRUMENTS--0.3%
  17,665    Microchip Technology, Inc.*.............     1,208,948
                                                      ------------
            INSURANCE--0.1%
  20,550    Reinsurance Group of America, Inc.......       570,262
                                                      ------------
            INSURANCE--HEALTH, LIFE & MULTI-LINE--0.3%
  50,300    Annuity and Life Re (Holdings) Ltd......     1,314,088
                                                      ------------
            INVESTMENT MANAGEMENT--0.8%
  40,600    Legg Mason, Inc.........................     1,471,750
  64,600    Waddell & Reed Financial, Inc...........     1,752,275
                                                      ------------
                                                         3,224,025
                                                      ------------
            MANUFACTURING--2.5%
  34,600    Maverick Tube Corp.*....................       854,188
 117,965    Scotts Co. (The), Class A*..............     4,748,091
  85,870    Waters Corp.*...........................     4,551,110
                                                      ------------
                                                        10,153,389
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            MEDIA--4.0%
  40,800    Emmis Communications Corp., Class A*....  $  5,085,338
  22,000    Hispanic Broadcasting Corp.*............     2,028,813
  84,910    Radio One, Inc.*........................     7,811,720
  23,650    Scholastic Corp.*.......................     1,470,734
                                                      ------------
                                                        16,396,605
                                                      ------------
            MEDICAL CARE & PRODUCTS--2.8%
  88,450    Celgene Corp.*..........................     6,191,500
 109,100    Cephalon, Inc.*.........................     3,770,769
  21,600    Express Scripts, Inc., Class A*.........     1,382,400
                                                      ------------
                                                        11,344,669
                                                      ------------
            OIL & GAS--2.9%
  38,050    BJ Services Co.*........................     1,590,966
 513,000    Grey Wolf, Inc.*........................     1,474,875
  77,100    Newfield Exploration Co.*...............     2,062,425
  94,900    Patterson Energy, Inc.*.................     1,233,700
  95,835    R&B Falcon Corp.*.......................     1,269,814
  31,900    Stolt Comex Seaway, SA ADR*.............       350,900
  63,800    Stolt Comex Seaway, SA*.................       705,788
  88,600    Stone Energy Corp.*.....................     3,156,375
                                                      ------------
                                                        11,844,843
                                                      ------------
NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            OIL FIELD SERVICES &
            EQUIPMENT--3.3%
 100,700    Cal Dive International, Inc.*...........  $  3,335,688
  56,700    Core Laboratories NV*...................     1,137,544
 122,960    National-Oilwell, Inc.*.................     1,928,935
 194,200    Precision Drilling Corp.*...............     4,988,513
 167,800    Superior Energy Services, Inc.*.........     1,132,650
  64,750    Tuboscope, Inc.*........................     1,027,906
                                                      ------------
                                                        13,551,236
                                                      ------------
            PHARMACEUTICALS--5.9%
  75,100    Alkermes, Inc.*.........................     3,689,288
  62,805    Alpharma, Inc., Class A*................     1,931,254
  41,850    Andrix Corp.*...........................     1,770,778
  79,800    Jones Pharma, Inc.*.....................     3,466,313
  65,200    MedImmune, Inc.*........................    10,815,050
  24,550    Sepracor, Inc.*.........................     2,435,053
                                                      ------------
                                                        24,107,736
                                                      ------------
            PHARMACEUTICALS, HEALTH CARE, COSMETIC--0.7%
  91,650    Shire Pharmaceuticals Group Plc.,
            ADR*....................................     2,669,306
                                                      ------------
            PUBLISHING--0.3%
  25,000    Houghton Mifflin Co.....................     1,054,688
                                                      ------------
            RECORDS STORAGE--0.9%
  95,345    Iron Mountain, Inc.*....................     3,748,250
                                                      ------------
            RETAIL--SPECIALTY STORES--2.1%
  71,900    American Eagle Outfitters, Inc.*........     3,235,500
  85,825    Duane Reade, Inc.*......................     2,365,552
  31,750    Tiffany & Co............................     2,833,688
                                                      ------------
                                                         8,434,740
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            RETAILING--2.9%
 100,000    BJ's Wholesale Club, Inc.*..............  $  3,650,000
  95,350    Linens 'N Things, Inc.*.................     2,824,744
  44,435    MP3.com, Inc.*..........................     1,408,034
  71,100    The Children's Place Retail Stores,
            Inc.*...................................     1,168,706
  91,300    The Men's Wearhouse, Inc.*..............     2,681,938
                                                      ------------
                                                        11,733,422
                                                      ------------
            TELECOMMUNICATIONS--10.1%
  51,300    American Mobile Satellite Corp.*........     1,080,506
  55,200    Antec Corp..............................     2,014,800
 187,300    Clearnet Communications, Inc., Class
            A*......................................     6,438,438
  39,750    Efficient Networks, Inc.*...............     2,703,000
  31,825    Next Level Communication, Inc.*.........     2,382,897
  81,580    Packeteer, Inc.*........................     5,792,180
  44,100    Powertel, Inc.*.........................     4,426,538
  79,600    VoiceStream Wireless Corp.*.............    11,328,075
  72,400    Western Wireless Corp., Class A*........     4,832,700
                                                      ------------
                                                        40,999,134
                                                      ------------
            TRANSPORTATION: TRUCKING--0.3%
  27,300    Swift Transportation Co., Inc.*.........       481,163
  60,700    Werner Enterprises, Inc.................       853,594
                                                      ------------
                                                         1,334,757
                                                      ------------
            TOTAL COMMON STOCKS
            (Cost $208,479,640).....................   397,683,000
                                                      ------------

PRINCIPAL
  AMOUNT                                                  VALUE
----------                                             ------------
             MONEY MARKET FUND--2.2%
$9,116,943   ACM Institutional Reserves (Prime
             Portfolio)5.84% (a)
             (Cost $9,116,943).......................  $  9,116,943
                                                       ------------

NUMBER OF
 SHARES
---------
            WARRANTS--0.0%
            COMMUNICATIONS &
            ENTERTAINMENT--0.0%
      15    Acclaim Entertainment expiring 4/04/2002
            (Cost $0)...............................            30
                                                      ------------
            TOTAL INVESTMENTS
            (Cost $217,596,583)(b)--100.0%..........   406,799,973
            Other assets less liabilities--0.0%.....        21,580
                                                      ------------
            NET ASSETS--100.0%......................  $406,821,553
                                                      ============

ADR  AMERICAN DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)  REPRESENTS ANNUALIZED YIELD AT DECEMBER 31, 1999.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1999, NET UNREALIZED APPRECIATION WAS $189,203,390 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $202,116,839 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $12,913,449.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 1999

ASSETS:
  Investments at value
    (Cost $217,596,583).........................................................  $  406,799,973
  Receivables:
    Capital stock sold..........................................................         870,853
    Interest....................................................................          36,752
    Dividends...................................................................           8,299
  Deferred organization costs and other assets..................................           6,114
                                                                                  --------------
    TOTAL ASSETS................................................................     407,721,991
                                                                                  --------------
LIABILITIES:
  Payables:
    Services provided by the Bank of New York and Administrator.................         310,994
    Capital stock repurchased...................................................       2,785,641
  Accrued expenses and other liabilities........................................          10,612
                                                                                  --------------
    TOTAL LIABILITIES...........................................................       3,107,247
                                                                                  --------------
NET ASSETS:.....................................................................  $  404,614,744
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       17,765
  Capital surplus...............................................................     198,137,076
  Accumulated net realized gain on investments..................................      17,256,513
  Net unrealized appreciation on investments....................................     189,203,390
                                                                                  --------------
NET ASSETS......................................................................  $  404,614,744
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $  389,553,164
                                                                                  ==============
  Shares outstanding............................................................      17,099,948
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        22.78
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $   15,061,580
                                                                                  ==============
  Shares outstanding............................................................         664,306
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        22.67
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized at @ $.001 par value.................................     200,000,000

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
  Interest......................................................................  $      419,614
  Dividends.....................................................................         338,071
                                                                                  --------------
    TOTAL INCOME................................................................         757,685
                                                                                  --------------
EXPENSES:
  Advisory......................................................................       1,815,543
  Administration................................................................         474,603
  12b-1 fee--Investor Shares....................................................          23,021
  Transfer agent................................................................          97,907
  Accounting services...........................................................          59,800
  Custodian.....................................................................          46,836
  Registration and filings......................................................          19,495
  Reports to shareholders.......................................................          16,232
  Directors.....................................................................          15,781
  Organization..................................................................           7,683
  Audit.........................................................................           6,864
  Cash management...............................................................           3,714
  Insurance.....................................................................           2,677
  Legal.........................................................................           8,530
  Other.........................................................................           3,480
                                                                                  --------------
    TOTAL EXPENSES..............................................................       2,602,166
  Fees waived by the Bank of New York (Note 3)..................................         (60,219)
  Earnings credit adjustment (Note 3)...........................................            (345)
                                                                                  --------------
    NET EXPENSES................................................................       2,541,602
                                                                                  --------------
    NET INVESTMENT LOSS.........................................................      (1,783,917)
                                                                                  --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on:
    Investments.................................................................      45,847,162
  Increase in unrealized appreciation on
    Investments during the year.................................................     156,806,864
                                                                                  --------------
  Net realized and unrealized gain on investments...............................     202,654,026
                                                                                  --------------
  Net increase in net assets resulting from operations..........................  $  200,870,109
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                  ------------------------------------
                                                                                        1999               1998
                                                                                  -----------------  -----------------
OPERATIONS:
  Net investment loss...........................................................    $  (1,783,917)     $   (319,037)
  Net realized gain on investments..............................................       45,847,162         3,890,486
  Increase in unrealized appreciation on investments during the period..........      156,806,864         9,835,596
                                                                                    -------------      ------------
    Net increase in net assets resulting from operations........................      200,870,109        13,407,045
                                                                                    -------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from capital gains:
                              Institutional Shares..............................      (26,279,793)       (5,305,891)
                              Investor Shares...................................       (1,007,248)         (153,674)
                                                                                    -------------      ------------
                                                                                      (27,287,041)       (5,459,565)
                                                                                    -------------      ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................      185,379,834        75,070,569
                               Investor Shares..................................       99,736,662        34,034,055
  Proceeds from shares issued on reinvestment
    of distributions: Institutional Shares......................................       24,088,440         4,771,812
                  Investor Shares...............................................        1,006,431           153,324
  Cost of capital stock repurchased:
                                Institutional Shares............................     (174,252,170)      (32,750,019)
                                Investor Shares.................................     (100,092,398)      (28,964,378)
                                                                                    -------------      ------------
    Net increase in net assets resulting from capital stock transactions........       35,866,799        52,315,363
                                                                                    -------------      ------------
      INCREASE IN NET ASSETS....................................................      209,449,867        60,262,843
NET ASSETS:
  Beginning of year.............................................................      195,164,877       134,902,034
                                                                                    -------------      ------------
  End of year (includes accumulated net investment income of $7,115 at
    December 31, 1998)..........................................................    $ 404,614,744      $195,164,877
                                                                                    =============      ============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................       12,733,932         6,284,220
             Investor Shares....................................................        7,024,511         2,851,784
  Shares issued on reinvestment of distributions:
                                           Institutional Shares.................        1,144,693           429,488
                                           Investor Shares......................           48,004            13,800
  Shares repurchased:
                   Institutional Shares.........................................      (11,897,764)       (2,801,386)
                   Investor Shares..............................................       (6,951,929)       (2,419,110)
                                                                                    -------------      ------------
    Net increase................................................................        2,101,447         4,358,796
  Shares outstanding, beginning of year.........................................       15,662,807        11,304,011
                                                                                    -------------      ------------
  Shares outstanding, end of year...............................................       17,764,254        15,662,807
                                                                                    =============      ============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                           INSTITUTIONAL SHARES
                              ----------------------------------------------
                                                                 FOR THE
                                                                  PERIOD
                                                                 APRIL 1,
                                                                  1997*
                                YEAR ENDED DECEMBER 31,          THROUGH
                              ----------------------------     DECEMBER 31,
                                 1999             1998             1997
                              -----------     ------------    --------------
PER SHARE DATA:
Net asset value at beginning
  of period..................  $  12.46         $  11.93         $  10.00
                               --------         --------         --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss..........     (0.11)(a)        (0.02)(a)        (0.02)
Net realized and unrealized
  gain on investments........     12.08             0.91             2.80
                               --------         --------         --------
  Total from investment
    operations...............     11.97             0.89             2.78
                               --------         --------         --------
DISTRIBUTIONS
Distributions from capital
  gains......................     (1.65)           (0.36)           (0.85)
                               --------         --------         --------
Net asset value at end of
  period.....................  $  22.78         $  12.46         $  11.93
                               ========         ========         ========
TOTAL RETURN:................     97.22%            7.89%           27.80%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted)............  $389,553         $188,402         $133,741
Ratio to average net assets
  of:
  Expenses, net of waiver
    from The Bank of New
    York.....................      1.04%            0.97%            0.97%***
  Expenses, prior to waiver
    from The Bank of New
    York.....................      1.06%            1.13%            1.10%***
  Net investment loss, net of
    waiver from The Bank of
    New York.................     (0.73)%          (0.19)%          (0.26)%***
Portfolio turnover rate......        86%              84%              68%


                                               INVESTOR SHARES
                               ------------------------------------------------
                                                                    FOR THE
                                                                    PERIOD
                                                                 MAY 1, 1997*
                                  YEAR ENDED DECEMBER 31,           THROUGH
                               -----------------------------     DECEMBER 31,
                                   1999             1998             1997
                               ------------     ------------    ---------------
PER SHARE DATA:
Net asset value at beginning
  of period..................    $ 12.44           $11.94           $10.03
                                 -------           ------           ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss..........      (0.13)(a)        (0.04)(a)        (0.02)
Net realized and unrealized
  gain on investments........      12.01             0.90             2.78
                                 -------           ------           ------
  Total from investment
    operations...............      11.88             0.86             2.76
                                 -------           ------           ------
DISTRIBUTIONS
Distributions from capital
  gains......................      (1.65)           (0.36)           (0.85)
                                 -------           ------           ------
Net asset value at end of
  period.....................    $ 22.67           $12.44           $11.94
                                 =======           ======           ======
TOTAL RETURN:................      96.65%            7.55%           27.52%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted)............    $15,062           $6,763           $1,162
Ratio to average net assets
  of:
  Expenses, net of waiver
    from The Bank of New
    York.....................       1.33%            1.22%            1.22%***
  Expenses, prior to waiver
    from The Bank of New
    York.....................       1.37%            1.46%            1.40%***
  Net investment loss, net of
    waiver from The Bank of
    New York.................      (0.96)%          (0.43)%          (0.54)%***
Portfolio turnover rate......         86%              84%              68%

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.
(a)  BASED ON AVERAGE SHARES OUTSTANDING.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        SCHEDULE OF INVESTMENTS

        DECEMBER 31, 1999

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS--99.2%
            AUSTRALIA--1.7%
  40,300    AMP Ltd.................................  $    443,735
 101,170    Austar United Communications Ltd.*......       403,753
  18,700    Broken Hill Proprietary Co. Ltd.........       244,697
  37,800    Lend Lease Corp. Ltd....................       527,741
  14,700    National Australian Bank Ltd............       224,082
  61,310    News Corp. Ltd..........................       593,245
 488,000    Pasminco Ltd.*..........................       533,176
  92,935    Qantas Airways Ltd......................       231,046
 182,000    Smorgon Steel Group Ltd.................       244,096
  74,520    Telestra Corp. Ltd.*....................       261,807
  45,130    Westpac Banking Corp. Ltd...............       310,226
 108,300    WMC Ltd.................................       595,172
  45,750    Woodside Petroleum Ltd..................       336,727
                                                      ------------
                                                         4,949,503
                                                      ------------
            CHINA--0.1%
 356,000    Shandong International Power Development
            Co. Ltd.*...............................        50,376
 456,000    Shanghai Petrochemical Co. Ltd.*........        71,566
 558,000    Yanzhou Coal Mining Co. Ltd.*...........       154,332
                                                      ------------
                                                           276,274
                                                      ------------
            DENMARK--0.4%
  16,760    Tele Danmark AS.........................     1,245,211
                                                      ------------
NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)

            FINLAND--3.8%
 159,910    Merita PLC, A Shares*...................  $    942,353
  35,635    Nokia Oyj...............................     6,461,469
  35,992    Sonera Oyj..............................     2,467,267
  15,930    Tietoenator Oyj.........................       994,923
                                                      ------------
                                                        10,866,012
                                                      ------------
            FRANCE--10.1%
  13,900    Alcatel Alsthom*........................     3,192,505
  11,590    AXA SA*.................................     1,615,852
  11,700    Banque Nationale de Paris...............     1,079,601
   2,505    Bouygues SA.............................     1,592,279
  14,050    Carrefour Supermarche SA................     2,591,473
  17,374    France Telecom SA.......................     2,297,981
     483    L'OREAL.................................       387,539
   3,357    Legrand SA..............................       799,093
   8,273    Pinault-Printemps-Redoute SA............     2,183,465
   7,401    PSA Peugeot Citroen.....................     1,680,453
  13,123    Rexel SA................................     1,169,926
  20,373    Schneider Electric SA*..................     1,599,754
  10,450    Suez Lyonnaise des Eaux SA..............     1,674,821
  29,943    Total Fina SA, B Shares.................     3,996,623
   8,796    Valeo SA................................       678,728
  25,358    Vivendi.................................     2,290,062
                                                      ------------
                                                        28,830,155
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        DECEMBER 31, 1999

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            GERMANY--8.3%
   9,500    Allianz AG*.............................  $  3,191,548
  33,567    BASF AG.................................     1,754,938
  40,885    Bayerische Motoren Werke AG.............     1,247,925
  14,182    DaimlerChrysler AG......................     1,112,902
  27,576    Deutsche Telecom AG*....................     1,940,348
  22,025    Douglas Holding AG......................       934,071
  51,221    Dresdner Bank AG........................     2,781,114
   4,018    Fresenius AG............................       760,939
  27,400    HypoVereinsbank.........................     1,871,381
  10,175    Mannesman AG............................     2,464,058
   1,569    SAP AG..................................       957,016
  25,784    Siemens AG..............................     3,298,648
  28,951    Veba AG.................................     1,414,449
                                                      ------------
                                                        23,729,337
                                                      ------------
            HONG KONG--2.3%
  76,000    ASM Pacific Technology Ltd.*............       134,920
  33,000    Bank of East Asia, Ltd..................        91,696
 299,600    Cable & Wireless HKT Ltd................       865,250
  67,000    Cheung Kong Holdings Ltd.*..............       851,129
 168,000    China Agrotech Holding Ltd.*............        29,824
  39,000    CLP Holdings Ltd........................       179,610
 270,000    Esprit Holdings Ltd.....................       291,761
 112,000    Giordano International Ltd..............       115,263
  62,000    Guocco Group Ltd........................       189,027
  32,700    Hang Seng Bank Ltd.*....................       373,336
  30,000    Henderson Land Development Co. Ltd......       192,577
 117,000    Hong Kong & China Gas Co. Ltd...........       160,295
NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
  26,000    Hong Kong Electronic Holdings Ltd.*.....  $     81,276
  16,400    HSBC Holdings PLC.......................       229,961
  76,000    Hutchison Whampoa Ltd...................     1,104,779
 300,000    JCG Holdings Ltd........................       168,843
 156,000    Li & Fung Ltd...........................       391,330
  95,000    SmarTone Telecommunications Holdings
            Ltd.....................................       458,288
  41,000    Sun Hung Kai Properties Ltd.............       427,221
  21,000    Swire Pacific Ltd.--A Shares............       123,998
                                                      ------------
                                                         6,460,384
                                                      ------------
            IRELAND--0.6%
  79,686    CRH PLC.................................     1,715,039
                                                      ------------
            ITALY--4.5%
  33,300    Assicurazioni Generali..................     1,100,272
 114,962    ENI SpA*................................       632,308
  97,367    San Paolo-IMI SpA*......................     1,323,140
 133,440    Telecom Italia SpA......................     1,881,898
 189,231    Telecom Italia SpA-RNC..................     1,153,266
 418,364    TIM SpA*................................     4,673,775
 405,088    UniCredito Italiano SpA.................     1,991,366
                                                      ------------
                                                        12,756,025
                                                      ------------
            JAPAN--31.5%
 143,000    Daiwa Securities Group Inc..............     2,236,692
  30,000    FANUC Ltd...............................     3,817,862
   5,000    Fast Retailing Co. Ltd..................     2,034,628
 104,000    Fujitsi Ltd.*...........................     4,740,683
   3,200    Hikari Tsushin, Inc.....................     6,416,903
 146,000    Industrial Bank of Japan*...............     1,406,730
  31,000    Ito-Yokado Co. Ltd......................     3,365,940

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        DECEMBER 31, 1999

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
 200,000    KANEKA Corp.............................  $  2,556,979
  70,000    Kao Corp................................     1,995,989
 195,000    Marubeni Corp...........................       818,302
  22,000    Matsushita Communication Industrial Co.
            Ltd.....................................     5,810,427
  63,000    MKC-STAT Corp...........................     2,643,745
  62,000    Nippon COMSYS Corp......................     1,285,728
     107    Nippon Telegraph & Telephone Corp.*.....     1,831,654
  31,000    NITTO DENKO Corp........................     1,549,545
     164    NTT Data Corp...........................     3,769,931
     183    NTT Mobile Communicaiton Network,
            Inc.*...................................     7,035,019
  26,000    Ono Pharmaceutical Co. Ltd..............       696,860
  19,000    Paris Miki Inc..........................     1,364,179
 177,000    Q.P. Corp...............................     1,173,882
   9,000    Rohm Co. Ltd............................     3,697,545
 253,000    Sakura Bank Ltd.........................     1,465,089
  38,000    SECOM Co. Ltd...........................     4,181,747
 105,000    Sekisui House Ltd.......................       929,522
  44,000    Seven-Eleven Japan Co. Ltd..............     6,972,513
 103,000    Sharp Corp..............................     2,634,696
  63,000    Shin-Etsu Chemical Co. Ltd..............     2,711,533
   3,500    SOFTBANK Corp...........................     3,348,332
 229,000    Sumitomo Marine & Fire Insurance Co.
            Ltd.....................................     1,411,230
  87,000    Sumitomo Trust & Banking Co. Ltd........       587,205
  32,000    Takeda Chemical Industries Ltd..........     1,580,749
  25,000    Terumo Corp.............................       667,612
  80,000    Yamato Transport Co. Ltd................     3,098,895
                                                      ------------
                                                        89,838,346
                                                      ------------
NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            MALAYSIA--0.3%
   3,000    British American Tabacco Berhad.........  $     22,898
  19,200    Malayan Banking Berhad..................        68,220
 256,000    Sime Darby Berhad.......................       324,759
  20,000    Tanjong PLC.............................        44,216
 102,000    Tenaga Nasional Berhad..................       263,087
  55,000    The New Straits Times Press (M)
            Berhad*.................................       132,452
                                                      ------------
                                                           855,632
                                                      ------------
            NETHERLANDS--7.1%
  18,208    Aegon NV................................     1,758,988
  47,638    Akzo Nobel NV*..........................     2,389,818
  15,280    CMG PLC.................................     1,137,496
  40,536    Fortis (NL) NV..........................     1,459,819
  17,759    Getronics NV............................     1,416,856
  16,490    IHC Caland NV...........................       602,158
  30,112    ING Groep NV............................     1,818,186
  19,847    Koninklijke Numico NV...................       740,539
  15,690    Randstad Holding NV.....................       755,497
  61,624    Royal Dutch Petroleum Co.*..............     3,777,395
  26,740    Unilever NV.............................     1,477,205
  28,550    VNU NV*.................................     1,500,694
  41,550    Wolters Kluwer NV.......................     1,406,346
                                                      ------------
                                                        20,240,997
                                                      ------------
            NEW ZEALAND--0.2%
  44,269    Fisher & Paykel Industries Ltd..........       168,464
  67,150    Telecom Corp. of New Zealand Ltd.*......       315,045
                                                      ------------
                                                           483,509
                                                      ------------
            NORWAY--0.3%
  49,922    Tomra Systems ASA*......................       843,665
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        DECEMBER 31, 1999

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            PHILIPPINES--0.0%
1,750,000   Pryce Corp.*............................  $     84,358
                                                      ------------
            SINGAPORE--0.6%
  47,000    City Developments Ltd...................       275,060
  36,000    First Capital Corp. Ltd.................        47,971
  48,000    NatSteel Ltd............................        95,654
 202,218    Neptune Orient Lines Ltd.*..............       270,676
  35,173    Overseas Union Bank Ltd.................       205,844
  37,800    Overseas-Chinese Banking Corp. Ltd......       347,143
  10,000    Singapore Airlines Ltd..................       113,445
 185,000    Singapore Technologies Engineering
            Ltd.....................................       286,495
  77,000    Singapore Telecommunications Ltd........       158,992
                                                      ------------
                                                         1,801,280
                                                      ------------
            SOUTH KOREA--0.2%
   2,526    Samsung Electronics Co..................       590,436
                                                      ------------
            SPAIN--3.1%
 275,635    Banco Santander Central Hispano, SA.....     3,120,920
  34,276    Centros Comerciales Pryca SA............       535,530
  59,556    Endesa SA...............................     1,182,481
 163,700    Telefonica SA*..........................     4,089,614
                                                      ------------
                                                         8,928,545
                                                      ------------
            SWEDEN--2.8%
  40,875    Skandia Forsakrings AB..................     1,235,853
 103,072    Telefonaktiebolaget LM
            Ericson--B Shares.......................     6,632,908
                                                      ------------
                                                         7,868,761
                                                      ------------
NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            SWITZERLAND--5.0%
   6,751    ABB Ltd.*...............................  $    825,127
   3,090    Adecco SA...............................     2,404,669
   7,330    Credit Suisse Group.....................     1,455,972
   1,015    Nestle SA*..............................     1,858,137
   2,568    Novartis AG*............................     3,768,033
     236    Roche Holding AG*.......................     2,799,297
   1,902    Zurich Allied AG*.......................     1,083,856
                                                      ------------
                                                        14,195,091
                                                      ------------
            THAILAND--0.0%
  40,600    ABN Amro Asia Securities Public Co.
            Ltd.*...................................        76,226
  69,100    National Petrochemical Public Co.
            Ltd.*...................................        76,829
                                                      ------------
                                                           153,055
                                                      ------------
            UNITED KINGDOM--16.3%
  95,852    Bank of Scotland........................     1,107,395
  71,085    Barclays PLC............................     2,049,988
 698,138    BP Amoco PLC............................     7,028,613
 262,058    British Telecommunications PLC*.........     6,347,177
 122,023    Carlton Communications PLC..............     1,198,931
  22,641    COLT Telecom Group PLC*.................     1,168,042
 156,900    Compass Group PLC.......................     2,134,444
  68,370    Dixons Group PLC........................     1,643,812
  20,163    Energis PLC*............................       968,251
 144,886    Glaxo Wellcome PLC......................     4,103,438
 107,833    HSBC Holdings PLC.......................     1,495,673
 324,863    Invensys PLC............................     1,757,264
 153,175    Kingfisher PLC..........................     1,688,039
 229,325    Lloyds TSB Group PLC....................     2,862,350

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        DECEMBER 31, 1999

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
  75,740    Misys PLC...............................  $  1,153,264
  61,809    Pearson PLC.............................     2,004,044
  42,011    SEMA Group PLC..........................       751,614
 156,117    SmithKline Beecham PLC..................     1,983,887
  61,258    Smiths Industries PLC...................       897,638
 879,920    Vodafone AirTouch PLC...................     4,337,013
                                                      ------------
                                                        46,680,877
                                                      ------------
            TOTAL COMMON STOCKS
            (Cost $200,663,081).....................   283,392,492
                                                      ------------

            WARRANTS--0.0%
            GERMANY--0.0%
      50    Muenchener Ruecksversich expiring
            6/30/2002
            (Cost $2,030)...........................         2,670
                                                      ------------
            TOTAL INVESTMENTS
            (Cost $200,665,111)(a)--99.2%...........   283,395,162
            Other assets less liabilities--0.8%.....     2,212,237
                                                      ------------
            NET ASSETS--100.0%......................  $285,607,399
                                                      ============

*    NON-INCOME PRODUCING SECURITY.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1999, NET UNREALIZED APPRECIATION WAS $82,730,051 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $89,351,220 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $6,621,168.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        INDUSTRY DIVERSIFICATION

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                           % OF
                                                          TOTAL
                                           US$ VALUE    NET ASSETS
                                          ------------  ----------
Aerospace and Defense...................  $    355,044       0.1%
Appliances..............................       168,464       0.1
Automotive..............................     4,642,009       1.6
Bank Holding Companies..................     1,725,634       0.6
Banking.................................    30,121,936      10.5
Banking and Finance.....................       942,353       0.3
Broadcasting............................       403,753       0.1
Brokerage Services......................     2,236,692       0.8
Building Materials......................     6,824,015       2.4
Chemicals--Basic........................     7,023,450       2.5
Chemicals--Diversified..................     2,389,818       0.8
Chemicals--Petroleum and Inorganic......       148,395       0.1
Chemicals--Specialty....................     1,173,882       0.4
Computers--Software & Peripherals.......    16,148,672       5.6
Conglomerates...........................     1,429,538       0.5
Consumer Staples........................     3,547,705       1.2
Defense.................................       286,495       0.1
Electrical Equipment....................     1,681,030       0.6
Electrical and Electronic Equipment.....     1,757,264       0.6
Electronic Equipment & Components.......    17,138,235       6.0
Electronics.............................     1,549,545       0.5
Energy..................................     3,996,623       1.4
Engineering.............................       825,127       0.3
Environment Managment...................       843,665       0.3
Financial Services......................     8,683,431       3.0
Financial Services--Diversified.........     1,459,819       0.5
Food & Beverages........................     8,858,624       3.1
Food Products...........................       740,539       0.3
Healthcare..............................     2,651,499       0.9
Holdings Companies--Diversified.........     2,703,597       0.9
Insurance...............................     7,289,331       2.6
Insurance--Multi--Line..................     2,059,587       0.7
Leisure and Recreation Products.........        44,216       0.0
Machinery & Engineering.................       270,676       0.1
Machinery & Equipment...................     2,464,058       0.9
Manufacturing...........................     1,189,399       0.4
Manufacturing--Miscellaneous............     1,622,103       0.6
Materials...............................       244,697       0.1
Media...................................     4,243,717       1.5
Metal--Non--Ferrous.....................     1,128,348       0.4

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                           % OF
                                                          TOTAL
                                           US$ VALUE    NET ASSETS
                                          ------------  ----------
Oil and Gas.............................  $  6,160,879       2.1%
Oil--Integrated.........................     7,028,613       2.5
Pharmaceuticals.........................     9,329,270       3.3
Publishing..............................     4,799,342       1.7
Real Estate Development.................     1,878,316       0.6
Retail--Food Stores.....................     2,591,473       0.9
Retail--Specialty Stores................     1,899,709       0.7
Retailing...............................    13,388,326       4.7
Steel...................................       339,750       0.1
Telecommunications......................    67,965,547      23.8
Trading Companies.......................        50,376       0.0
Transportation..........................     3,366,672       1.2
Utilities...............................     3,915,240       1.4
Utilities--Gas..........................       160,295       0.1
Utilities--Telecommunications...........     1,626,330       0.6
Utilities--Water........................     3,388,916       1.2
Water Projects..........................     1,674,821       0.6
Wholesale Trade--Miscellaneous..........       818,302       0.3
                                          ------------   -------
Total Value of Investments..............   283,395,162      99.2
Other Assets, Less Liabilities..........     2,212,237       0.8
                                          ------------   -------
Net Assets..............................  $285,607,399     100.0%
                                          ============   =======

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 1999

ASSETS:
  Investments at value (Cost $200,665,111)......................................  $  283,395,162
  Foreign currency, at value (cost $387,514)....................................         351,078
  Cash..........................................................................       2,741,397
  Receivables:
    Investments sold............................................................       3,799,553
    Currency Contracts..........................................................       2,386,029
    Capital stock sold..........................................................         765,786
    Dividends...................................................................         268,968
  Deferred organization costs and other assets..................................          15,154
                                                                                  --------------
    TOTAL ASSETS................................................................     293,723,127
                                                                                  --------------
LIABILITIES:
  Payables:
    Investments purchased.......................................................       3,885,820
    Currency contracts purchased................................................       2,668,453
    Services provided by The Bank of New York and Administrator.................         208,863
  Capital stock repurchased.....................................................       1,280,386
  Accrued expenses and other liabilities........................................          72,206
                                                                                  --------------
    TOTAL LIABILITIES...........................................................       8,115,728
                                                                                  --------------
NET ASSETS:.....................................................................  $  285,607,399
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       16,140
  Capital surplus...............................................................     190,934,297
  Accumulated net investment income.............................................           1,298
  Accumulated net realized gain on investments..................................      11,988,872
  Net unrealized appreciation on investments....................................      82,730,051
  Net unrealized depreciation on foreign currency denominated assets and
    liabilities.................................................................         (63,259)
                                                                                  --------------
NET ASSETS......................................................................  $  285,607,399
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $  273,597,427
                                                                                  ==============
  Shares outstanding............................................................      15,457,598
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        17.70
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $   12,009,972
                                                                                  ==============
  Shares outstanding............................................................         682,648
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        17.59
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized @ $.001 par value....................................     200,000,000

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $317,164)......................  $    2,564,663
                                                                                  --------------
EXPENSES:
  Advisory......................................................................       1,736,934
  Administration................................................................         408,689
  12b-1 fee--Investor Shares....................................................          18,372
  Custodian.....................................................................         120,694
  Transfer agent................................................................          97,798
  Accounting services...........................................................          77,696
  Registration and filings......................................................          27,023
  Directors.....................................................................          17,424
  Reports to shareholders.......................................................          14,269
  Legal.........................................................................           7,578
  Audit.........................................................................           5,975
  Organization..................................................................           4,015
  Cash management...............................................................           3,435
  Insurance.....................................................................           2,090
  Other.........................................................................          24,006
                                                                                  --------------
    TOTAL EXPENSES..............................................................       2,565,998
  Fees waived by the Bank of New York...........................................          (8,267)
  Earnings credit adjustment (Note 3)...........................................             (97)
                                                                                  --------------
    NET EXPENSES................................................................       2,557,634
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................           7,029
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized gain on:
    Investments.................................................................      33,358,923
    Foreign currency transactions...............................................         965,065
                                                                                  --------------
  Net realized gain on investments..............................................      34,323,988
                                                                                  --------------
  Increase (decrease) in unrealized appreciation on:
    Investments.................................................................      51,973,585
    Foreign currency denominated assets and liabilities.........................         (86,015)
                                                                                  --------------
  Net unrealized gain on investments and foreign currency denominated assets and
    liabilities during the year.................................................      51,887,570
                                                                                  --------------
  Net realized and unrealized gain on investments and foreign currency
    transactions................................................................      86,211,558
                                                                                  --------------
  Net increase in net assets resulting from operations..........................  $   86,218,587
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------
                                                                                      1999           1998
                                                                                  -------------  ------------
OPERATIONS:
  Net investment income.........................................................  $       7,029  $    768,013
  Net realized gain (loss) on investments and foreign currency transactions.....     34,323,988    (7,140,332)
  Increase in unrealized appreciation on investments and foreign currency
    denominated assets and liabilities during the year..........................     51,887,570    29,939,347
                                                                                  -------------  ------------
    Net increase in net assets resulting from operations........................     86,218,587    23,567,028
                                                                                  -------------  ------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................       (495,845)     (233,491)
                                      Investor Shares...........................         (1,523)       (6,904)
  Distributions from capital gains:
                               Institutional Shares.............................    (10,390,044)          -0-
                               Investor Shares..................................       (331,182)          -0-
                                                                                  -------------  ------------
                                                                                    (11,218,594)     (240,395)
                                                                                  -------------  ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................    204,005,338    99,585,768
                               Investor Shares..................................    131,551,449     2,506,420
  Proceeds from shares issued on reinvestment of dividends
    and distributions: Institutional Shares.....................................      7,833,763        53,831
                    Investor Shares.............................................        332,070         6,854
  Cost of capital stock repurchased:
                                Institutional Shares............................   (186,743,669)  (39,696,041)
                                Investor Shares.................................   (129,125,341)     (395,823)
                                                                                  -------------  ------------
    Increase in net assets resulting from capital stock transactions............     27,853,610    62,061,009
                                                                                  -------------  ------------
      INCREASE IN NET ASSETS....................................................    102,853,603    85,387,642
NET ASSETS:
  Beginning of year.............................................................    182,753,796    97,366,154
                                                                                  -------------  ------------
  End of year...................................................................  $ 285,607,399  $182,753,796
                                                                                  =============  ============
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................     14,461,518     8,210,790
             Investor Shares....................................................      9,214,607       212,610
  Shares issued on reinvestment of dividends:
                                         Institutional Shares...................        473,630         4,273
                                         Investor Shares........................         20,199           546
  Shares repurchased:
                   Institutional Shares.........................................    (13,228,139)   (3,331,804)
                   Investor Shares..............................................     (8,972,084)      (33,304)
                                                                                  -------------  ------------
    Net increase................................................................      1,969,731     5,063,111
  Shares outstanding, beginning of year.........................................     14,170,515     9,107,404
                                                                                  -------------  ------------
  Shares outstanding, end of year...............................................     16,140,246    14,170,515
                                                                                  =============  ============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                           INSTITUTIONAL SHARES
                              ----------------------------------------------
                                                                 FOR THE
                                                                  PERIOD
                                                              APRIL 1, 1997*
                                YEAR ENDED DECEMBER 31,          THROUGH
                              ----------------------------     DECEMBER 31,
                                 1999             1998             1997
                              -----------     ------------    --------------
PER SHARE DATA:
Net asset value at beginning
  of period..................  $  12.90         $  10.69         $ 10.00
                               --------         --------         -------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income........       -0-             0.03            0.02
Net realized and unrealized
  gain on investments and
  foreign currency
  transactions...............      5.55             2.20            0.67
                               --------         --------         -------
  Total from investment
    operations...............      5.55             2.23            0.69
                               --------         --------         -------
DIVIDENDS
Dividends from net investment
  income.....................     (0.03)           (0.02)            -0-
Distributions from capital
  gains......................     (0.72)             -0-             -0-
                               --------         --------         -------
  Total dividends and
    distributions............     (0.75)           (0.02)            -0-
                               --------         --------         -------
Net asset value at end of
  period.....................  $  17.70         $  12.90         $ 10.69
                               ========         ========         =======
TOTAL RETURN:................     43.45%           20.84%           6.90%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted)............  $273,597         $177,363         $94,806
Ratio to average net assets
  of:
  Expenses, net of waiver
    from The Bank of New
    York.....................      1.24%            1.27%           1.26%***
  Expenses, prior to waiver
    from The Bank of New
    York.....................      1.24%            1.32%           1.49%***
  Net investment income
    net of waiver from The
    Bank of New York.........      0.01%            0.54%           0.26%***
Portfolio turnover rate......        84%              75%             36%

                                               INVESTOR SHARES
                               ------------------------------------------------
                                                                    FOR THE
                                                                    PERIOD
                                                                 MAY 1, 1997*
                                  YEAR ENDED DECEMBER 31,           THROUGH
                               -----------------------------     DECEMBER 31,
                                   1999             1998             1997
                               ------------     ------------    ---------------
PER SHARE DATA:
Net asset value at beginning
  of period..................    $ 12.84          $ 10.66           $ 10.19
                                 -------          -------           -------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income........      (0.04)            0.03              0.02
Net realized and unrealized
  gain on investments and
  foreign currency
  transactions...............       5.51             2.17              0.45
                                 -------          -------           -------
  Total from investment
    operations...............       5.47             2.20              0.47
                                 -------          -------           -------
DIVIDENDS
Dividends from net investment
  income.....................        -0-            (0.02)              -0-
Distributions from capital
  gains......................      (0.72)             -0-               -0-
                                 -------          -------           -------
  Total dividends and
    distributions............      (0.72)           (0.02)              -0-
                                 -------          -------           -------
Net asset value at end of
  period.....................    $ 17.59          $ 12.84           $ 10.66
                                 =======          =======           =======
TOTAL RETURN:................      43.00%           20.61%             4.61%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted)............    $12,010          $ 5,391           $ 2,560
Ratio to average net assets
  of:
  Expenses, net of waiver
    from The Bank of New
    York.....................       1.52%            1.52%             1.52%***
  Expenses, prior to waiver
    from The Bank of New
    York.....................       1.55%            1.65%             1.75%***
  Net investment income
    net of waiver from The
    Bank of New York.........      (0.27)%           0.32%             0.33%***
Portfolio turnover rate......         84%              75%               36%

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        SCHEDULE OF INVESTMENTS

        DECEMBER 31, 1999

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                  VALUE
----------                                             -----------
             UNITED STATES GOVERNMENT AGENCIES &
             OBLIGATIONS--40.0%
             FEDERAL HOME LOAN BANK--0.8%
$  625,000   9.00%, 3/15/06..........................  $   683,176
                                                       -----------
             FEDERAL HOME LOAN MORTGAGE
             CORP.--4.9%
 4,350,000   5.75%, 4/15/08..........................    3,989,324
                                                       -----------
             FEDERAL NATIONAL MORTGAGE
             ASSOC.--6.7%
   750,000   6.41%, 5/22/00..........................      750,791
 3,450,000   5.13%, 2/13/04..........................    3,239,995
 1,500,000   5.75%, 6/15/05..........................    1,423,970
                                                       -----------
                                                         5,414,756
                                                       -----------
             TENNESSEE VALLEY AUTHORITY--7.6%
 1,350,000   6.00%, 11/01/00.........................    1,344,915
 5,000,000   6.13%, 7/15/03..........................    4,849,150
                                                       -----------
                                                         6,194,065
                                                       -----------
             UNITED STATES TREASURY BONDS--1.1%
   850,000   7.25%, 5/15/16..........................      888,781
                                                       -----------
             UNITED STATES TREASURY NOTES--18.9%
 1,400,000   6.75%, 4/30/00..........................    1,404,813
 2,700,000   5.75%, 8/15/03..........................    2,643,470
 3,000,000   5.88%, 11/15/05.........................    2,912,814
 3,250,000   6.88%, 5/15/06..........................    3,306,875
 5,075,000   6.63%, 5/15/07..........................    5,097,203
                                                       -----------
                                                        15,365,175
                                                       -----------
             TOTAL UNITED STATES GOVERNMENT AGENCIES
             & OBLIGATIONS
             (Cost $34,569,691)......................   32,535,277
                                                       -----------

PRINCIPAL
  AMOUNT                                                  VALUE
----------                                             -----------
             COLLATERALIZED MORTGAGE OBLIGATIONS--38.1%
             FEDERAL HOME LOAN MORTGAGE
             CORP.--14.1%
$  275,000   Series 1176-H,
             8.00%, 12/15/06.........................  $   280,328
   500,000   Series 1338-J,
             7.00%, 2/15/07..........................      500,670
    52,003   Series 1663-D,
             7.00%, 8/15/11..........................       51,406
 1,662,000   Series 1407-PK,
             7.00%, 8/15/21..........................    1,622,046
 2,100,000   Series 1494-PJ,
             6.85%, 1/15/22..........................    2,020,893
   453,000   Series 1588-TC,
             6.50%, 9/15/23..........................      432,720
 1,168,000   Series 1602-H,
             6.50%, 10/15/23.........................    1,065,111
 2,431,000   Series 1608-O,
             6.50%, 11/15/23.........................    2,224,821
   500,000   Series 1621-M,
             6.50%, 11/15/23.........................      486,960
   323,000   Series 1633-C,
             6.50%, 12/15/23.........................      299,212
 2,099,000   Series 1669-L,
             6.50%, 2/15/24..........................    2,003,999
   498,000   Series 1672-N,
             7.00%, 2/15/24..........................      483,914
                                                       -----------
                                                        11,472,080
                                                       -----------
             FEDERAL NATIONAL MORTGAGE
             ASSOC.--24.0%
   878,137   Series 1994-86PE,
             6.00%, 9/25/06..........................      873,338

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        DECEMBER 31, 1999

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                  VALUE
----------                                             -----------
             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$  573,263   Series 1988-15A,
             9.00%, 6/25/18..........................  $   595,868
   388,904   Series 1992-129J,
             4.00%, 7/25/20..........................      367,277
 1,040,000   Series 1992-214PK,
             7.00%, 9/25/20..........................    1,021,779
 3,826,661   Series G92-15Z,
             7.00%, 1/25/22..........................    3,733,763
   285,000   Series G93-34PH,
             6.35%, 2/25/22..........................      268,911
   800,000   Series 1993-96PJ,
             7.00%, 8/25/22..........................      779,616
   665,818   Series 1992-172M,
             7.00%, 9/25/22..........................      625,581
 1,166,915   Series 1993-141Z,
             7.00%, 8/25/23..........................    1,084,459
 2,875,000   Series 1993-149M,
             7.00%, 8/25/23..........................    2,712,270
 1,621,000   Series 1993-252N,
             6.50%, 8/25/23..........................    1,539,383
 3,110,000   Series 1993-178PK,
             6.50%, 9/25/23..........................    2,798,844
 1,538,000   Series 1993-203B,
             6.50%, 10/25/23.........................    1,458,778
   850,000   Series 1993-203PL,
             6.50%, 10/25/23.........................      793,271
   903,000   Series 1993-225C-UB,
             6.50%, 12/25/23.........................      863,981
                                                       -----------
                                                        19,517,119
                                                       -----------
             TOTAL COLLATERALIZED MORTGAGE
             OBLIGATIONS
             (Cost $32,143,533)......................   30,989,199
                                                       -----------

PRINCIPAL
  AMOUNT                                                  VALUE
----------                                             -----------
             MORTGAGE-BACKED
             SECURITIES--16.8%
             FEDERAL HOME LOAN MORTGAGE
             CORP.--6.7%
$   61,824   Pool #218711,
             8.00%, 10/01/02.........................  $    62,654
   105,299   Pool #251836,
             8.50%, 5/01/04..........................      107,275
   239,335   Pool #182217,
             8.00%, 12/01/04.........................      242,390
    42,063   Pool #502185,
             8.50%, 7/01/05..........................       43,118
 1,676,188   Gold Pool #E49415,
             6.50%, 7/01/08..........................    1,642,769
    77,778   Pool #184275,
             8.25%, 9/01/08..........................       80,047
    14,095   Pool #160062,
             9.50%, 10/01/08.........................       14,773
    17,348   Pool #160065,
             9.50%, 11/01/08.........................       18,182
    17,632   Pool #160066,
             9.75%, 11/01/08.........................       18,254
   177,185   Pool #185743,
             8.50%, 12/01/08.........................      181,383
   238,786   Pool #251974,
             8.50%, 4/01/09..........................      245,069
   308,493   Pool #185964,
             8.50%, 2/01/10..........................      316,634
   249,152   Gold Pool #E20201,
             7.50%, 10/01/10.........................      251,584
 1,343,667   Gold Pool #G10439,
             6.50%, 1/01/11..........................    1,312,487
   254,971   Gold Pool #E00417,
             7.00%, 2/01/11..........................      252,961

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        DECEMBER 31, 1999

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                  VALUE
----------                                             -----------
             MORTGAGE-BACKED
             SECURITIES (CONTINUED)
$  176,475   Pool #555045,
             8.00%, 5/01/19..........................  $   178,679
   439,806   Gold Pool #A01217,
             8.50%, 4/01/20..........................      454,524
                                                       -----------
                                                         5,422,783
                                                       -----------
             FEDERAL NATIONAL MORTGAGE
             ASSOC.--3.6%
    25,415   Pool #34510,
             7.25%, 8/01/01..........................       25,398
    55,681   Pool #168430,
             7.00%, 7/01/03..........................       55,558
   500,704   Pool #195152,
             7.00%, 1/01/08..........................      498,293
   267,627   Pool #81860,
             8.00%, 4/01/09..........................      272,180
   321,176   Pool #278437,
             7.50%, 5/01/09..........................      323,967
   164,732   Pool #6222,
             9.00%, 4/01/16..........................      172,040
   323,512   Pool #124118,
             9.00%, 3/01/22..........................      338,179
   262,191   Pool #320514,
             6.50%, 9/01/25..........................      249,222
   978,141   Gold Pool #446431,
             8.50%, 10/01/26.........................    1,006,876
                                                       -----------
                                                         2,941,713
                                                       -----------
PRINCIPAL
  AMOUNT                                                  VALUE
----------                                             -----------
             MORTGAGE-BACKED
             SECURITIES (CONTINUED)

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--6.5%
$   23,122   Pool #6400,
             8.00%, 6/15/05..........................  $    23,370
    28,089   Pool #7774,
             8.00%, 9/15/05..........................       28,390
    28,755   Pool #7038,
             8.00%, 10/15/05.........................       29,063
    38,947   Pool #11310,
             8.00%, 11/15/05.........................       39,365
     7,965   Pool #9839,
             8.00%, 7/15/06..........................        8,051
    24,506   Pool #10459,
             8.00%, 8/15/06..........................       24,769
    63,841   Pool #10419,
             8.00%, 9/15/06..........................       64,526
    27,942   Pool #12590,
             8.00%, 9/15/06..........................       28,242
    68,463   Pool #14295,
             8.00%, 1/15/07..........................       69,198
    62,799   Pool #204365,
             9.00%, 3/15/17..........................       66,014
   250,032   Pool #247223,
             9.00%, 4/15/18..........................      262,751
    29,740   Pool #177793,
             9.50%, 5/15/19..........................       31,663
     9,662   Pool #256032,
             8.50%, 10/15/19.........................        9,997
     6,668   Pool #284645,
             8.50%, 2/15/20..........................        6,893
    21,196   Pool #290778,
             9.50%, 5/15/20..........................       22,565

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        DECEMBER 31, 1999

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                  VALUE
----------                                             -----------
             MORTGAGE-BACKED
             SECURITIES (CONTINUED)
$   22,507   Pool #319650,
             7.00%, 11/15/22.........................  $    21,934
    48,644   Pool #350532,
             6.50%, 6/15/23..........................       46,250
 1,386,911   Pool #351405,
             6.50%, 1/15/24..........................    1,315,713
   134,997   Pool #359470,
             7.00%, 1/15/24..........................      131,408
   232,141   Pool #376445,
             6.50%, 4/15/24..........................      220,224
   116,574   Pool #386348,
             7.50%, 6/15/24..........................      115,912
 1,235,085   Pool #780035,
             6.50%, 7/15/24..........................    1,171,681
   167,580   Pool #407323,
             8.25%, 4/15/25..........................      170,828
   712,969   Pool #464704,
             8.00%, 7/15/28..........................      720,853
   637,372   Pool #464820,
             7.00%, 9/15/28..........................      616,195
                                                       -----------
                                                         5,245,855
                                                       -----------
             TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $14,002,989)......................   13,610,351
                                                       -----------

PRINCIPAL
  AMOUNT                                                  VALUE
----------                                             -----------
             MONEY MARKET FUND--4.3%
$3,456,519   ACM Institutional Reserves (Government
             Portfolio), 5.54% (a) (Cost
             $3,456,519).............................  $ 3,456,519
                                                       -----------
             TOTAL INVESTMENTS
             (Cost $84,172,732)(b)--99.2%............   80,591,346
             Other assets less
             liabilities--0.8%.......................      677,416
                                                       -----------
             NET ASSETS--100.0%......................  $81,268,762
                                                       ===========

(a)  REPRESENTS ANNUALIZED YIELD AT DECEMBER 31, 1999.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1999, NET UNREALIZED DEPRECIATION WAS $3,581,386 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED DEPRECIATION OF $3,587,189 AND AGGREGATE GROSS UNREALIZED APPRECIATION OF $5,803.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 1999

ASSETS:
  Investment at value
    (Cost $84,172,732)..........................................................  $   80,591,346
  Cash..........................................................................             209
  Receivables:
    Interest....................................................................         767,686
    Capital stock sold..........................................................          63,595
    Investments sold............................................................          40,629
    Dividends...................................................................           4,421
  Other assets..................................................................           3,598
                                                                                  --------------
    TOTAL ASSETS................................................................      81,471,484
                                                                                  --------------
LIABILITIES:
  Payables:
    Dividends...................................................................         129,133
    Services provided by the Bank of New York and Administrator.................          50,254
    Capital stock repurchased...................................................           7,024
  Accrued expenses and other liabilities........................................          16,311
                                                                                  --------------
    TOTAL LIABILITIES...........................................................         202,722
                                                                                  --------------
NET ASSETS:.....................................................................  $   81,268,762
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $        8,634
  Capital surplus...............................................................      87,144,141
  Accumulated net investment loss...............................................         (57,308)
  Accumulated net realized loss on investments..................................      (2,245,319)
  Net unrealized depreciation on investments....................................      (3,581,386)
                                                                                  --------------
                                                                                  $   81,268,762
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $   68,762,145
                                                                                  ==============
  Shares outstanding............................................................       7,304,844
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         9.41
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $   12,506,617
                                                                                  ==============
  Shares outstanding............................................................       1,329,216
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         9.41
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized @ $.001 par value....................................     200,000,000

                            STATEMENT OF OPERATIONS
                        FOR YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
  Interest......................................................................  $    5,261,581
  Dividends.....................................................................          88,171
                                                                                  --------------
    TOTAL INCOME................................................................       5,349,752
                                                                                  --------------
EXPENSES:
  Advisory......................................................................         406,845
  Administration................................................................         162,738
  12b-1 fee--Investor Shares....................................................          30,930
  Accounting services...........................................................          60,015
  Transfer agent................................................................          39,493
  Custodian.....................................................................          25,892
  Directors.....................................................................          15,782
  Reports to shareholders.......................................................           9,234
  Registration and filings......................................................           8,715
  Audit.........................................................................           4,904
  Legal.........................................................................           3,359
  Cash management...............................................................           1,057
  Insurance.....................................................................           1,026
  Other.........................................................................          15,807
                                                                                  --------------
    TOTAL EXPENSES..............................................................         785,797
  Fees waived by The Bank of New York (Note 3)..................................         (89,191)
  Earnings credit adjustment (Note 3)...........................................            (467)
                                                                                  --------------
    NET EXPENSES................................................................         696,139
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................       4,653,613
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..............................................         109,084
  Decrease in unrealized depreciation on investments during the year............      (5,412,826)
                                                                                  --------------
  Net realized and unrealized loss on investments...............................      (5,303,742)
                                                                                  --------------
  Net decrease in net assets resulting from operations..........................  $     (650,129)
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------
                                                                                        1999              1998
                                                                                  ----------------  -----------------
OPERATIONS:
  Net investment income.........................................................    $  4,653,613      $  4,212,416
  Net realized gain on investments..............................................         109,084           390,562
  Increase (decrease) in unrealized appreciation on investments during the
    year........................................................................      (5,412,826)          848,611
                                                                                    ------------      ------------
    Net increase (decrease) in net assets resulting from operations.............        (650,129)        5,451,589
                                                                                    ------------      ------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................      (3,972,756)       (3,582,992)
                                      Investor Shares...........................        (680,857)         (629,424)
                                                                                    ------------      ------------
                                                                                      (4,653,613)       (4,212,416)
                                                                                    ------------      ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................      18,730,232        18,433,862
                               Investor Shares..................................       2,095,918         3,922,671
  Proceeds from shares issued on reinvestment of dividends:
                                                      Institutional Shares......       2,466,691         2,226,503
                                                      Investor Shares...........         534,152           462,394
  Cost of capital stock repurchased:
                                Institutional Shares............................     (12,875,346)      (20,886,557)
                                Investor Shares.................................      (1,847,999)       (2,515,264)
                                                                                    ------------      ------------
    Net increase in net assets resulting from capital stock transactions........       9,103,648         1,643,609
                                                                                    ------------      ------------
      INCREASE IN NET ASSETS....................................................       3,799,906         2,882,782
NET ASSETS:
  Beginning of year.............................................................      77,468,856        74,586,074
                                                                                    ------------      ------------
  End of year...................................................................    $ 81,268,762      $ 77,468,856
                                                                                    ============      ============
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................       1,910,666         1,849,294
             Investor Shares....................................................         216,660           393,783
  Shares issued on reinvestment of dividends:
                                         Institutional Shares...................         254,214           223,193
                                         Investor Shares........................          55,083            46,361
  Shares repurchased:
                   Institutional Shares.........................................      (1,326,556)       (2,099,046)
                   Investor Shares..............................................        (190,193)         (251,939)
                                                                                    ------------      ------------
    Net increase................................................................         919,874           161,646
  Shares outstanding, beginning of year.........................................       7,714,186         7,552,540
                                                                                    ------------      ------------
  Shares outstanding, end of year...............................................       8,634,060         7,714,186
                                                                                    ============      ============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                           INSTITUTIONAL SHARES
                                          -------------------------------------------------------
                                                YEAR               YEAR          FOR THE PERIOD
                                                ENDED              ENDED         APRIL 1, 1997*
                                            DECEMBER 31,       DECEMBER 31,          THROUGH
                                                1999               1998         DECEMBER 31, 1997
                                          -----------------  -----------------  -----------------
PER SHARE DATA:
Net asset value at beginning of
  period................................       $ 10.04            $  9.88            $  9.53
                                               -------            -------            -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................          0.56               0.56               0.42
Net realized and unrealized gain (loss)
  on investments........................         (0.64)              0.16               0.35
                                               -------            -------            -------
  Total from investment operations......         (0.08)              0.72               0.77
                                               -------            -------            -------
DIVIDENDS
Dividends from net investment income....         (0.55)             (0.56)             (0.42)
                                               -------            -------            -------
Net asset value at end of period........       $  9.41            $ 10.04            $  9.88
                                               =======            =======            =======
TOTAL RETURN:...........................         (0.73)%             7.49%              8.27%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................       $12,507            $64,944            $64,128
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................          0.82%              0.90%              0.90%***
  Expenses, prior to waiver from The
    Bank of New York....................          0.92%              0.96%              0.99%***
  Net investment income, net of waiver
    from The Bank of New York...........          5.76%              5.63%              5.79%***
Portfolio turnover rate.................            16%                61%                41%

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

--------------------------------------------------------------------------------

                                                            INVESTOR SHARES
                                          ---------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------
                                            1999      1998       1997       1996       1995
                                          --------  --------   --------   --------   --------
PER SHARE DATA:
Net asset value at beginning of year....  $ 10.04   $  9.87    $  9.70    $  9.94    $  9.10
                                          -------   -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................     0.53      0.54       0.54       0.54       0.53
Net realized and unrealized gain (loss)
  on investments........................    (0.63)     0.17       0.17      (0.24)      0.84
                                          -------   -------    -------    -------    -------
  Total from investment operations......    (0.10)     0.71       0.71       0.30       1.37
                                          -------   -------    -------    -------    -------
DIVIDENDS
Dividends from net investment income....    (0.53)    (0.54)     (0.54)     (0.54)     (0.53)
                                          -------   -------    -------    -------    -------
Net asset value at end of year..........  $  9.41   $ 10.04    $  9.87    $  9.70    $  9.94
                                          =======   =======    =======    =======    =======
TOTAL RETURN:+..........................    (0.98)%    7.33%      7.54%      3.16%     15.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted).......................  $68,762   $12,525    $10,458    $64,117    $60,659
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................     1.07%     1.15%      1.08%      1.02%      1.06%
  Expenses, prior to waiver from The
    Bank of New York....................     1.20%     1.26%      1.11%      1.02%      1.06%
  Net investment income, net of waiver
    from The Bank of New York...........     5.50%     5.38%      5.57%      5.54%      5.52%
Portfolio turnover rate.................       16%       61%        41%        57%        48%

+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS IN WHICH THE SALES LOAD WAS IN EFFECT.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               CORPORATE BONDS--51.8%
               AEROSPACE AND DEFENSE--1.3%
$  5,500,000   Raytheon Co.,
               6.30%, 3/15/05..........................  $  5,177,205
                                                         ------------
               BANKING--1.8%
   6,400,000   Interamerican Development Bank, 8.50%,
               03/15/11................................     7,049,152
                                                         ------------
               BEVERAGES--BREWERS--1.1%
   5,000,000   Anheuser-Busch Companies, Inc.,
               5.75%, 1/15/11..........................     4,352,615
                                                         ------------
               CABLE TV SYSTEMS--0.5%
   3,500,000   Charter Communications Holdings LLC,
               0.00%, 4/01/11..........................     2,051,875
                                                         ------------
               COMPUTERS--MICRO--1.1%
   3,000,000   IBM Corp.,
               5.625%, 4/12/04.........................     2,847,915
   1,470,000   IBM Corp.,
               6.45%, 8/01/07..........................     1,408,286
                                                         ------------
                                                            4,256,201
                                                         ------------
               CONGLOMERATES--2.2%
   9,075,000   Tenneco Packaging PTV, 7.20%,
               12/15/05................................     8,691,636
                                                         ------------
 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               CORPORATE BONDS (CONTINUED)

               ENTERTAINMENT--6.4%
$  3,000,000   Carmike Cinemas, Inc., Series B,
               9.375%, 2/01/09.........................  $  2,602,500
   4,500,000   PRIMEDIA, Inc., Series B, 8.50%,
               2/01/06.................................     4,432,500
   5,500,000   Time Warner, Inc.,
               7.75%, 6/15/05..........................     5,573,304
   7,250,000   Time Warner, Inc. PATS, 6.10%,
               12/30/01................................     7,130,186
   5,700,000   Viacom, Inc.,
               7.75%, 6/01/05..........................     5,761,942
                                                         ------------
                                                           25,500,432
                                                         ------------
               FINANCIAL SERVICES--18.9%
   7,950,000   Aetna Services, Inc., 6.97%, 8/15/36....     7,744,715
   3,200,000   Ameritech Capital Funding Corp., 6.30%,
               10/15/04................................     3,094,083
   5,000,000   Block Financial Corp., 6.75%,
               11/01/04................................     4,889,230
   1,580,000   Citigroup, Inc.,
               6.20%, 3/15/09..........................     1,452,056
   5,000,000   Ford Motor Credit Co., 6.70%, 7/16/04...     4,896,725
   3,750,000   General Electric Capital Corp., 7.875%,
               12/01/06................................     3,847,841
  12,970,000   General Motors Acceptance Corp.,
               6.15%, 4/05/07..........................    12,046,186
  10,000,000   Goldman Sachs Group, L.P., 6.75%,
               2/15/06.................................     9,495,160
   6,800,000   Lehman Brothers Holdings, Inc., 7.375%,
               5/15/04.................................     6,757,806
   7,089,000   Merrill Lynch & Co., 6.55%, 8/01/04.....     6,881,016

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               CORPORATE BONDS (CONTINUED)
$  4,000,000   Merrill Lynch & Co., 6.00%, 7/15/05.....  $  3,754,112
   4,000,000   Morgan Stanley Dean Witter, 7.125%,
               1/15/03.................................     3,997,812
     950,000   Salomon Inc.,
               7.00%, 6/15/03..........................       938,837
     500,000   Salomon Inc.,
               6.875%, 12/15/03........................       491,619
   4,850,000   Salomon Smith Barney, 6.25%, 1/15/05....     4,597,262
     468,000   Sears Roebuck Acceptance Corp., 6.25%,
               5/01/09.................................       412,348
                                                         ------------
                                                           75,296,808
                                                         ------------
               FOOD PROCESSING--3.1%
   8,075,000   Nabisco, Inc.,
               6.85%, 6/15/05..........................     7,712,223
   5,000,000   Nabisco, Inc.,
               6.125%, 2/01/33.........................     4,798,280
                                                         ------------
                                                           12,510,503
                                                         ------------
               HOTELS AND GAMING--1.1%
   4,500,000   Hilton Hotels Corp., 7.375%, 6/01/02....     4,419,419
                                                         ------------
               HOUSEHOLD & PERSONAL CARE PRODUCTS--1.1%
   4,570,000   Procter & Gamble Co., 6.60%, 12/15/04...     4,510,892
                                                         ------------
               INDUSTRIAL & COMMERCIAL
               SERVICES--1.2%
   5,000,000   WMX Technologies, Inc., 7.70%,
               10/01/02................................     4,789,200
                                                         ------------
 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               CORPORATE BONDS (CONTINUED)
               MEDIA--2.2%
$  1,750,000   Chancellor Media Corp., 9.00%,
               10/01/08(a).............................  $  1,820,000
   3,970,000   Liberty Media Group, 7.875%, 7/15/09....     3,958,547
   3,000,000   USA Networks, Inc., 6.75%,
               11/15/05(a).............................     2,865,774
                                                         ------------
                                                            8,644,321
                                                         ------------
               OFFICE EQUIPMENT--2.1%
   9,000,000   Xerox Capital Europe PLC, 5.875%,
               5/15/04.................................     8,424,531
                                                         ------------
               PUBLISHING--1.1%
   4,250,000   TV Guide, Inc.,
               8.125%, 3/01/09.........................     4,260,625
                                                         ------------
               RESTAURANTS--1.9%
   8,000,000   Tricon Global Restaurants, Inc., 7.45%,
               5/15/05.................................     7,691,904
                                                         ------------
               RETAIL--DEPARTMENT STORES--1.3%
   5,230,000   Sears Roebuck Co., Series 3, 6.92%,
               6/17/04.................................     5,072,697
                                                         ------------
               TELECOMMUNICATIONS--2.8%
   5,000,000   GTE Corp.,
               7.51%, 4/01/09..........................     5,028,845
   5,000,000   Tele-Communications, Inc., 6.58%,
               2/15/05(b)..............................     5,211,165
   1,000,000   US West Communications, 6.625%,
               9/15/05.................................       965,393
                                                         ------------
                                                           11,205,403
                                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               CORPORATE BONDS (CONTINUED)
               UTILITIES--ELECTRIC--0.6%
$  2,268,293   Niagara Mohawk Power Corp., Series C,
               7.125%, 7/01/01.........................  $  2,262,600
                                                         ------------
               TOTAL CORPORATE BONDS
               (Cost $214,573,796).....................   206,168,019
                                                         ------------

              UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--29.6%
              FEDERAL HOME LOAN MORTGAGE
              CORP.--8.9%
  8,055,000   5.50%, 5/15/02..........................     7,860,883
 10,350,000   6.25%, 10/15/02.........................    10,243,033
  2,700,000   7.93%, 1/20/05..........................     2,810,751
 15,905,000   5.75%, 4/15/08..........................    14,586,253
                                                        ------------
                                                          35,500,920
                                                        ------------
              FEDERAL NATIONAL MORTGAGE
              ASSOC.--9.3%
  2,440,000   0.00%, 8/15/01..........................     2,204,769
 18,451,000   5.13%, 2/13/04..........................    17,327,869
  7,500,000   5.75%, 6/15/05..........................     7,119,847
  1,000,000   6.06%, 2/03/06..........................       944,920
 10,000,000   6.50%, 4/29/09..........................     9,385,380
                                                        ------------
                                                          36,982,785
                                                        ------------
              TENNESSEE VALLEY AUTHORITY--0.0%
    275,000   6.00%, 11/01/00.........................       273,964
                                                        ------------
              UNITED STATES TREASURY BONDS--4.8%
 13,900,000   6.25%, 2/15/07..........................    13,682,813
 10,000,000   0.00%, 5/15/09..........................     5,350,740
                                                        ------------
                                                          19,033,553
                                                        ------------
 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS
              (CONTINUED)
              UNITED STATES TREASURY NOTES--6.6%
$ 1,100,000   6.50%, 8/15/05..........................  $  1,100,344
 15,000,000   7.00%, 7/15/06..........................    15,365,625
  7,300,000   6.50%, 10/15/06.........................     7,279,472
  2,532,000   6.00%, 8/15/09..........................     2,453,668
                                                        ------------
                                                          26,199,109
                                                        ------------
              TOTAL UNITED STATES GOVERNMENT AGENCIES
              & OBLIGATIONS
              (Cost $122,429,859).....................   117,990,331
                                                        ------------

              MORTGAGE-BACKED
              SECURITIES--10.3%
              FEDERAL HOME LOAN MORTGAGE
              CORP.--6.4%
     60,332   Pool #180686,
              6.00%, 8/01/03..........................        58,752
    138,686   Pool #160074,
              10.00%, 4/01/09.........................       144,562
    674,629   Pool #180006,
              9.25%, 8/01/11..........................       711,317
  9,837,533   Gold Pool #C00785, 6.50%, 6/01/29.......     9,284,172
  7,984,032   Gold Pool #C32140, 6.50%, 10/01/29......     7,534,930
  8,000,000   Gold Pool # C00896, 7.50%, 12/01/29.....     7,929,166
                                                        ------------
                                                          25,662,899
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              MORTGAGE-BACKED
              SECURITIES (CONTINUED)
              FEDERAL NATIONAL MORTGAGE
              ASSOC.--0.1%
$   397,795   Pool #219238,
              8.50%, 2/01/09..........................  $    408,445
                                                        ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--3.8%
    103,420   Pool #13416,
              8.00%, 9/15/06..........................       104,530
     41,357   Pool #13688,
              8.00%, 11/15/06.........................        41,801
     81,499   Pool #12766,
              8.00%, 12/15/06.........................        82,373
     71,716   Pool #16080,
              7.50%, 4/15/07..........................        70,969
    708,075   Pool #21598,
              8.00%, 2/15/08..........................       715,672
    134,887   Pool #27246,
              9.00%, 12/15/08.........................       141,196
     62,606   Pool #31570,
              9.50%, 6/15/09..........................        66,661
     39,689   Pool #34366,
              9.50%, 9/15/09..........................        42,260
     43,548   Pool #33765,
              9.50%, 10/15/09.........................        46,369
     69,966   Pool #34704,
              9.50%, 10/15/09.........................        74,326
    358,441   Pool #171774,
              9.00%, 9/15/16..........................       375,206
    148,198   Pool #199885,
              9.50%, 11/15/17.........................       157,796
     51,386   Pool #251646,
              9.50%, 4/15/18..........................        54,715
 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              MORTGAGE-BACKED
              SECURITIES (CONTINUED)

$    37,348   Pool #290313,
              9.50%, 5/15/20..........................  $     39,767
    980,210   Pool #319650,
              7.00%, 11/15/22.........................       955,245
  1,052,518   Pool #349306,
              8.00%, 2/15/23..........................     1,068,652
  1,012,700   Pool #362262,
              7.50%, 4/15/24..........................     1,002,151
    377,173   Pool #376445,
              6.50%, 4/15/24..........................       357,811
    422,239   Pool #384069,
              7.50%, 4/15/24..........................       417,840
  9,841,916   Pool #464686,
              6.50%, 7/15/28..........................     9,253,071
                                                        ------------
                                                          15,068,411
                                                        ------------
              TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $41,735,008)......................    41,139,755
                                                        ------------

              COLLATERALIZED MORTGAGE OBLIGATIONS--3.9%
              FEDERAL HOME LOAN MORTGAGE
              CORP.--1.0%
    380,851   Series 1531E,
              6.00%, 1/15/06..........................       380,181
  1,000,000   Series 1678CA,
              6.00%, 2/15/09..........................       899,180
  1,947,714   Series 1607ZB,
              5.50%, 12/15/10.........................     1,937,667
    992,790   Series 1627PJ,
              6.00%, 3/15/23..........................       908,065
                                                        ------------
                                                           4,125,093
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
              FEDERAL NATIONAL MORTGAGE
              ASSOC.--2.2%
$   383,267   Series 1993-212C,
              6.00%, 11/25/00.........................  $    379,951
  5,300,000   Series 1993-96PJ,
              7.00%, 8/25/22..........................     5,164,956
  3,108,921   Series 1993-199C,
              5.80%, 10/25/23.........................     3,022,437
                                                        ------------
                                                           8,567,344
                                                        ------------
              FIXED RATE SECURITIES--0.7%
  2,652,433   Kidder Peabody Mortgage Assets Trust,
              Series 22, Class D, 9.95%, 2/01/19......     2,665,457
                                                        ------------
              TOTAL COLLATERALIZED MORTGAGE
              OBLIGATIONS
              (Cost $15,597,228)......................    15,357,894
                                                        ------------

              ASSET-BACKED SECURITIES--2.2%
              ASSET BACKED SECURITIES--CREDIT CARDS--2.2%
  2,725,000   Discover Card Master Trust I,
              Series 1996-3, Class A, 6.05%,
              8/18/08.................................     2,585,861
  6,300,000   MBNA Master Credit Card Trust,
              Series 1999-J, Class A, 7.00%,
              2/15/12.................................     6,179,009
                                                        ------------
                                                           8,764,870
                                                        ------------
              TOTAL ASSET-BACKED SECURITIES
              (Cost $8,925,443).......................     8,764,870
                                                        ------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              MONEY MARKET FUND--0.6%
$ 2,604,862   ACM Institutional Reserves (Prime
              Portfolio), 5.84%(c)....................  $  2,604,862
                                                        ------------
              TOTAL MONEY MARKET FUND
              (Cost $2,604,862).......................     2,604,862
                                                        ------------
              TOTAL INVESTMENTS
              (Cost $405,886,196)(d)--98.4%...........   392,025,731
              Other assets less liabilities--1.6%.....     6,261,168
                                                        ------------
              NET ASSETS--100.0%......................  $398,286,899
                                                        ============

PATS PASS-THRU ASSET TRUST SECURITY.
(a) ILLIQUID SECURITY, EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933.
(b)  INTEREST RATE SCHEDULED TO INCREASE TO 9.92% ON APRIL 1, 2004.
(c)  REPRESENTS ANNUALIZED YIELD AT DECEMBER 31, 1999.
(d) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1999, NET UNREALIZED DEPRECIATION WAS $13,840,465 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $428,351 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $14,268,816.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 1999

ASSETS:
  Investment at value
    (Cost $405,866,196).........................................................  $  392,025,731
  Receivables:
    Interest....................................................................       5,959,752
    Capital stock sold..........................................................       1,154,322
    Investments sold............................................................          28,013
    Dividends...................................................................          23,857
  Deferred organization costs and other assets..................................          52,491
                                                                                  --------------
    TOTAL ASSETS................................................................     399,244,166
                                                                                  --------------
LIABILITIES:
  Payables:
    Dividends...................................................................         661,761
    Services provided by the Bank of New York and Administrator.................         249,594
    Capital stock repurchased...................................................           7,320
  Accrued expenses and other liabilities........................................          38,592
                                                                                  --------------
    TOTAL LIABILITIES...........................................................         957,267
                                                                                  --------------
NET ASSETS:.....................................................................  $  398,286,899
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       40,486
  Capital surplus...............................................................     414,042,098
  Accumulated net investment loss...............................................        (116,757)
  Accumulated net realized loss on investments..................................      (1,838,463)
  Net unrealized depreciation on investments....................................     (13,840,465)
                                                                                  --------------
                                                                                  $  398,286,899
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $  393,679,582
                                                                                  ==============
  Shares outstanding............................................................      40,017,652
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         9.84
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $    4,607,317
                                                                                  ==============
  Shares outstanding............................................................         468,093
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         9.84
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized @ $.001 par value....................................     200,000,000

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
  Interest......................................................................  $   26,264,991
  Dividends.....................................................................         311,779
                                                                                  --------------
    TOTAL INCOME................................................................      26,576,770
                                                                                  --------------
EXPENSES:
  Advisory......................................................................       1,992,534
  Administration................................................................         797,014
  12b-1 fee--Investor Shares....................................................          10,894
  Transfer agent................................................................          97,262
  Accounting services...........................................................          59,800
  Custodian.....................................................................          48,872
  Reports to shareholders.......................................................          22,359
  Organization..................................................................          20,754
  Legal.........................................................................          16,216
  Directors.....................................................................          15,782
  Registration and filings......................................................          13,676
  Audit.........................................................................          11,119
  Insurance.....................................................................           5,014
  Cash management...............................................................           4,900
  Other.........................................................................          22,014
                                                                                  --------------
    TOTAL EXPENSES..............................................................       3,138,210
  Fees waived by the Bank of New York (Note 3)..................................          (1,463)
  Earnings credit adjustment (Note 3)...........................................          (4,095)
                                                                                  --------------
    NET EXPENSES................................................................       3,132,652
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................      23,444,118
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments..............................................      (1,931,004)
  Decrease in unrealized appreciation on investments during the year............     (27,480,895)
                                                                                  --------------
  Net realized and unrealized loss on investments...............................     (29,411,899)
                                                                                  --------------
  Net decrease in net assets resulting from operations..........................  $   (5,967,781)
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED DECEMBER 31,
                                                                                  ----------------------------
                                                                                      1999           1998
                                                                                  -------------  -------------
OPERATIONS:
  Net investment income.........................................................  $  23,444,118  $  21,685,735
  Net realized gain (loss) on investments.......................................     (1,931,004)     3,931,265
  Increase (decrease) in unrealized appreciation on investments during the
    year........................................................................    (27,480,895)     5,372,256
                                                                                  -------------  -------------
    Net increase (decrease) in net assets resulting from operations.............     (5,967,781)    30,989,256
                                                                                  -------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................    (23,199,170)   (21,443,657)
                                      Investor Shares...........................       (244,948)      (199,801)
  Distributions from capital gains:
                               Institutional Shares.............................       (684,312)    (3,622,442)
                               Investor Shares..................................         (8,042)       (35,655)
                                                                                  -------------  -------------
                                                                                    (24,136,472)   (25,301,555)
                                                                                  -------------  -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................    150,144,716     91,886,282
                               Investor Shares..................................      1,655,747      4,460,994
  Proceeds from shares issued on reinvestment
    of dividends and distributions: Institutional Shares........................      3,083,923      5,687,853
                               Investor Shares..................................        250,234        229,199
  Cost of capital stock repurchased:
                                Institutional Shares............................   (122,291,295)   (61,019,124)
                                Investor Shares.................................       (955,565)    (2,650,772)
                                                                                  -------------  -------------
    Net increase in net assets resulting from capital stock transactions........     31,887,760     38,594,432
                                                                                  -------------  -------------
      INCREASE IN NET ASSETS....................................................      1,783,507     44,282,133
NET ASSETS:
  Beginning of year.............................................................    396,503,392    352,221,259
                                                                                  -------------  -------------
  End of year (includes undistributed net investment income of $6,712 at December 31, 1999 and December 31, 1998).................................  $ 398,286,899  $ 396,503,392
                                                                                  =============  =============
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................     14,659,145      8,671,169
             Investor Shares....................................................        162,350        423,701
  Shares issued on reinvestment of dividends:
                                         Institutional Shares...................        304,231        537,168
                                         Investor Shares........................         24,627         21,682
  Shares repurchased:
                   Institutional Shares.........................................    (11,947,117)    (5,746,886)
                   Investor Shares..............................................        (94,021)      (251,187)
                                                                                  -------------  -------------
    Net increase................................................................      3,109,215      3,655,647
  Shares outstanding, beginning of year.........................................     37,376,530     33,720,883
                                                                                  -------------  -------------
  Shares outstanding, end of year...............................................     40,485,745     37,376,530
                                                                                  =============  =============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                        INSTITUTIONAL SHARES
                                         --------------------------------------------------
                                             YEAR             YEAR         FOR THE PERIOD
                                            ENDED            ENDED         APRIL 1, 1997*
                                         DECEMBER 31,     DECEMBER 31,         THROUGH
                                             1999             1998        DECEMBER 31, 1997
                                         ------------     ------------    -----------------
PER SHARE DATA:
Net asset value at beginning of
  period................................   $  10.61         $  10.45          $  10.00
                                           --------         --------          --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................       0.60             0.61              0.47
Net realized and unrealized gain (loss)
  on investments........................      (0.76)            0.26              0.45
                                           --------         --------          --------
  Total from investment operations......      (0.16)            0.87              0.92
                                           --------         --------          --------
DIVIDENDS AND DISTRIBUTION
Dividends from net investment
  income................................      (0.59)           (0.61)            (0.47)
Distribution from capital gains.........      (0.02)           (0.10)               --
                                           --------         --------          --------
  Total dividends and distribution......      (0.61)           (0.71)            (0.47)
                                           --------         --------          --------
Net asset value at end of period........   $   9.84         $  10.61          $  10.45
                                           ========         ========          ========
TOTAL RETURN:...........................      (1.47)%           8.56%             9.34%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................   $393,680         $392,522          $350,330
Ratio to average net assets of:
  Expenses, net of waiver from
    The Bank of New York................       0.78%            0.81%             0.80%***
  Expenses, prior to waiver from The
    Bank of New York....................       0.78%            0.81%             0.80%
  Net investment income.................       5.89%            5.79%             6.14%***
Portfolio turnover rate.................         57%              53%               81%

                                                           INVESTOR SHARES
                                          --------------------------------------------------
                                              YEAR             YEAR         FOR THE PERIOD
                                             ENDED            ENDED          MAY 1, 1997*
                                          DECEMBER 31,     DECEMBER 31,         THROUGH
                                              1999             1998        DECEMBER 31, 1997
                                          ------------     ------------    -----------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $10.61           $10.45             $10.08
                                             ------           ------             ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................       0.57             0.58               0.40
Net realized and unrealized gain (loss)
  on investments........................      (0.76)            0.26               0.37
                                             ------           ------             ------
  Total from investment operations......      (0.19)            0.84               0.77
                                             ------           ------             ------
DIVIDENDS AND DISTRIBUTION
Dividends from net investment
  income................................      (0.56)           (0.58)             (0.40)
Distribution from capital gains.........      (0.02)           (0.10)                --
                                             ------           ------             ------
  Total dividends and distribution......      (0.58)           (0.68)             (0.40)
                                             ------           ------             ------
Net asset value at end of period........     $ 9.84           $10.61             $10.45
                                             ======           ======             ======
TOTAL RETURN:...........................      (1.73)%           8.22%              7.76%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................     $4,607           $3,981             $1,891
Ratio to average net assets of:
  Expenses, net of waiver from
    The Bank of New York................       1.05%            1.13%              1.06%***
  Expenses, prior to waiver from The
    Bank of New York....................       1.09%            1.13%              1.06%
  Net investment income.................       5.62%            5.51%              5.74%***
Portfolio turnover rate.................         57%              53%                81%

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        SCHEDULE OF INVESTMENTS

        DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                       *MOODY'S
PRINCIPAL                                                /S&P     INTEREST           MATURITY
  AMOUNT                                                RATINGS     RATE               DATE                VALUE
----------                                             ---------  --------  --------------------------  -----------
             MUNICIPAL BONDS--97.0%
             EDUCATION--6.8%
$  500,000   New York State Dormitory Authority,
             Fordham University, MBIA Insured+.......   Aaa/AAA     4.400%           7/01/06            $   477,540
 1,700,000   New York State Dormitory Authority, New
             York University, MBIA Insured+..........   Aaa/AAA     5.500            7/01/04              1,748,348
   500,000   New York State Dormitory Authority,
             Rochester Institute of Technology, AMBAC
             Insured+................................   Aaa/AAA     5.000            7/01/13                468,245
                                                                                                        -----------
                                                                                                          2,694,133
                                                                                                        -----------
             GENERAL OBLIGATIONS--15.6%
   500,000   Monroe County, New York.................   Aa2/AA      4.050            3/01/07                460,880
   500,000   Monroe County, New York, MBIA
             Insured+................................   Aaa/AAA     4.800            6/01/02                502,845
    60,000   Monroe County, New York, Unrefunded
             Balance.................................   Aa2/AA      7.000            6/01/03                 61,277
   500,000   New York State Thruway Authority Service
             Contract Highway & Bridge Trust Fund,
             FGIC Insured +..........................   Aaa/AAA     5.000            4/01/10                488,135
   500,000   New York State..........................    A2/A+      4.375            7/15/05                482,920
   500,000   New York State..........................    A2/A+      5.000            6/15/11                480,175
 1,000,000   New York State..........................    A2/A+      5.125            6/15/04              1,011,360
   750,000   Orange County, New York.................   Aa2/NR      5.000            9/01/13                705,315
   750,000   Rockland County, New York...............   Aa3/AA      4.400            5/01/13                647,587
   990,000   Suffolk County, New York, FGIC
             Insured+................................   Aaa/AAA     4.250            4/15/10                880,546
   500,000   Westchester County, New York............   Aaa/AAA     4.200            11/15/10               445,610
                                                                                                        -----------
                                                                                                          6,166,650
                                                                                                        -----------
             HEALTHCARE--6.0%
   500,000   New York State Dormitory Authority,
             Mental Health Services..................    NR/A-      5.000            8/15/10                474,045
   370,000   New York State Dormitory Authority,
             Nursing Home Our Lady of Consolation,
             FHA Insured+............................    NR/AA      5.200            8/01/05                373,126
 1,000,000   New York State Dormitory Authority,
             University of Rochester--Strong Memorial
             Hospital................................    A1/A+      5.000            7/01/02              1,007,000
   500,000   New York State Medical Care
             Facilities-Downstate Medical Center, FHA
             Insured+................................   NR/AAA      5.700            2/15/04                514,080
                                                                                                        -----------
                                                                                                          2,368,251
                                                                                                        -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                       *MOODY'S
PRINCIPAL                                                /S&P     INTEREST           MATURITY
  AMOUNT                                                RATINGS     RATE               DATE                VALUE
----------                                             ---------  --------  --------------------------  -----------
             MUNICIPAL BONDS (CONTINUED)
             HOUSING--2.6%
$  500,000   New York State Mortgage
             Revenue--Homeowner Mtg Series 37-A......   Aa2/NR      5.850%           4/01/06            $   503,115
   500,000   New York State Mortgage
             Revenue--Homeowner Mtg Series 39........   Aa2/NR      5.300            4/01/04                505,945
                                                                                                        -----------
                                                                                                          1,009,060
                                                                                                        -----------
             INDUSTRIAL DEVELOPMENT BONDS--4.3%
   700,000   Hempstead Town--New York Industrial
             Development Agency, MBIA Insured+.......   Aaa/AAA     4.875            12/01/06               689,766
 1,000,000   Hempstead Town--New York Industrial
             Development Agency, MBIA Insured+.......   Aaa/AAA     5.000            12/01/07               990,430
                                                                                                        -----------
                                                                                                          1,680,196
                                                                                                        -----------
             OTHER--0.4%
   165,000   New York City, Trust for Cultural
             Resources, MOMA, AMBAC Insured+.........   Aaa/AAA     5.000            1/01/02                166,279
                                                                                                        -----------
             PREFUNDED/ESCROW/US GUARANTEED--4.9%
    75,000   New York City, Trust for Cultural
             Resources, MOMA, AMBAC Insured+.........   Aaa/AAA     5.000            1/01/02                 75,638
   350,000   New York City, Trust for Cultural
             Resources, MOMA, AMBAC Insured (Pre-re:
             1/1/02 @102)+...........................   Aaa/AAA     6.300            1/01/03                367,843
   750,000   New York Housing Finance Agency, ETM
             State University Construction...........   Aaa/AAA     6.500            7/15/02                789,353
   500,000   New York State Municipal Bond Bank
             Agency (City of Rochester)..............   NR/AAA      6.400            3/15/01                511,925
   207,000   Puerto Rico Aqueduct & Sewer Authority,
             ETM.....................................   Aaa/AAA     4.500            7/01/02                206,878
                                                                                                        -----------
                                                                                                          1,951,637
                                                                                                        -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                       *MOODY'S
PRINCIPAL                                                /S&P     INTEREST           MATURITY
  AMOUNT                                                RATINGS     RATE               DATE                VALUE
----------                                             ---------  --------  --------------------------  -----------
             MUNICIPAL BONDS (CONTINUED)
             SPECIAL TAX--19.9%
$1,000,000   MTA Dedicated Tax Fund, MBIA Insured+...   Aaa/AAA     6.000%           4/01/05            $ 1,049,820
 1,000,000   Municipal Assistance Corp. for New York
             City....................................   Aa2/AA      4.800            7/01/03              1,002,870
 2,000,000   Municipal Assistance Corp. for New York
             City....................................   Aa2/AA      6.000            7/01/05              2,103,960
   200,000   New York State Local Government
             Assistance Corp.........................   A3/AA-      4.250            4/01/02                198,214
   500,000   New York State Local Government
             Assistance Corp.........................   A3/AA-      4.800            4/01/05                496,535
   655,000   New York State Local Government
             Assistance Corp.........................   A3/AA-      5.000            4/01/02                659,520
   340,000   New York State Local Government
             Assistance Corp.........................   A3/AA-      6.750            4/01/02                354,759
   500,000   New York, New York City Transitional
             Finance Authority Revenue...............   Aaa/AAA     4.000            11/15/05               469,220
   300,000   New York, New York City Transitional
             Finance Authority Revenue...............   Aa3/AA      5.000            11/15/10               291,435
 1,225,000   New York, New York City Transitional
             Finance Authority Revenue...............   Aa3/AA      5.000            8/15/05              1,229,692
                                                                                                        -----------
                                                                                                          7,856,025
                                                                                                        -----------
             STATE APPROPRIATION--17.9%
 1,000,000   Metropolitan Transportation Authority
             Service Contract Revenue................   Baa1/A-     5.750            7/01/07              1,024,450
   300,000   New York CTFS Partnership...............   Baa1/A-     4.125            9/01/04                286,173
   250,000   New York State Dormitory Authority,
             Albany County...........................   Baa1/A-     5.500            4/01/08                250,880
 1,800,000   New York State Dormitory Authority,
             Lease Revenue Court Facilities,
             Westchester County, AMBAC Insured+......   Aa1/AA      5.125            8/01/12              1,734,444
   300,000   New York State Dormitory Authority,
             State University........................    A3/A       5.200            5/15/03                302,562
   505,000   New York State Medical Care
             Facilities-Mental Health Services.......    A3/A-      4.700            8/15/01                504,571
   480,000   New York State Medical Care
             Facilities-Mental Health Services.......    A3/A       6.100            8/15/02                493,646

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                       *MOODY'S
PRINCIPAL                                                /S&P     INTEREST           MATURITY
  AMOUNT                                                RATINGS     RATE               DATE                VALUE
----------                                             ---------  --------  --------------------------  -----------
             MUNICIPAL BONDS (CONTINUED)
$  750,000   New York State Thruway Authority Service
             Contract, Highway & Bridge Trust Fund...   Baa1/A-     5.625%           4/01/07            $   762,420
   250,000   New York State Urban Development
             Corp....................................   Baa1/A-     4.200            1/01/04                240,325
   500,000   New York State Urban Development
             Corp....................................   Baa1/A-     5.000            1/01/12                463,310
 1,000,000   New York State Urban Development
             Corp....................................   Baa1/A-     5.900            1/01/07              1,023,410
                                                                                                        -----------
                                                                                                          7,086,191
                                                                                                        -----------
             TRANSPORTATION--10.1%
   500,000   Port Authority New York & New Jersey....   A1/AA-      4.750            10/01/08               482,770
   500,000   Port Authority New York & New Jersey....   A1/AA-      5.100            8/01/01                504,290
 1,000,000   Port Authority New York & New Jersey....   A1/AA-      5.300            8/01/03              1,018,210
   500,000   Port Authority New York & New Jersey....   A1/AA-      6.100            10/15/02               518,530
   400,000   Triborough Bridge & Tunnel Authority
             General Purpose.........................   Aa3/A+      4.600            1/01/05                393,520
 1,000,000   Triborough Bridge & Tunnel Authority
             General Purpose.........................   Aa3/A+      6.000            1/01/12              1,052,490
                                                                                                        -----------
                                                                                                          3,969,810
                                                                                                        -----------
             UTILITIES--8.5%
   500,000   Long Island Power Authority, New York
             Electric System Revenue, MBIA
             Insured+................................   Aaa/AAA     4.600            4/01/12                446,565
 1,000,000   Long Island Power Authority, New York
             Electric System Revenue, AMBAC
             Insured+................................   Aaa/AAA     5.500            12/01/10             1,018,860
   300,000   New York State Environmental Facilities
             Corp., PCR State Water..................   Aaa/AAA     6.000            5/15/02                309,624
   100,000   New York State Environmental Facilities
             Corp., PCR State Water..................   Aaa/AAA     6.300            9/15/00                101,554
 1,000,000   New York State Power Authority Revenue &
             General Purpose.........................   Aa3/AA-     4.250            2/15/04                974,320
   500,000   Suffolk County, New York Water
             Authority, Waterworks Revenue, MBIA
             Insured+................................   Aaa/AAA     5.100            6/01/07                501,875
                                                                                                        -----------
                                                                                                          3,352,798
                                                                                                        -----------
             TOTAL MUNICIPAL BONDS
             (Cost $38,786,776)......................                                                    38,301,030
                                                                                                        -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                       *MOODY'S
PRINCIPAL                                                /S&P      INTEREST
  AMOUNT                                                RATINGS      RATE        VALUE
----------                                             ---------  ----------  -----------
             TAX-EXEMPT MONEY MARKET FUND--1.6%
$  611,844   Dreyfus New York Municipal Cash
             Management (Cost $611,844)..............    NR/NR     3.950%(a)  $   611,844
             TOTAL INVESTMENTS
             (Cost $39,398,620)(b)--98.6%............                          38,912,874
             Other assets less liabilities--1.4%.....                             565,033
                                                                              -----------
             NET ASSETS--100%........................                         $39,477,907
                                                                              ===========

*    RATINGS ARE UNAUDITED.
NR   NOT RATED BY MOODY'S OR STANDARD & POOR'S (S&P).
+    INSURED OR GUARANTEED BY THE INDICATED MUNICIPAL BOND INSURANCE
     CORPORATION.
(a)  REPRESENTS ANNUALIZED YIELD AT DECEMBER 31, 1999.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1999, NET UNREALIZED DEPRECIATION WAS $485,746 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $191,575 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $677,321.
AMBAC AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ETM  ESCROWED TO MATURITY.
FGIC FINANCIAL GUARANTY INSURANCE COMPANY
FHA  FEDERAL HOUSING AUTHORITY
MBIA MUNICIPAL BOND INVESTORS ASSURANCE

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 1999

ASSETS:
  Investments at value
    (Cost $39,398,620)..........................................................  $   38,912,874
  Receivables:
    Interest....................................................................         667,794
    Due from Advisor............................................................           3,583
  Other assets..................................................................             203
                                                                                  --------------
    TOTAL ASSETS................................................................      39,584,454
                                                                                  --------------
LIABILITIES:
  Payables:
    Capital stock repurchased...................................................          49,972
    Dividends...................................................................          44,218
  Accrued expenses and other liabilities........................................          12,357
                                                                                  --------------
    TOTAL LIABILITIES...........................................................         106,547
                                                                                  --------------
NET ASSETS:.....................................................................  $   39,477,907
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $        3,909
  Capital surplus...............................................................      40,009,509
  Accumulated net realized loss on investments..................................         (49,765)
  Net unrealized depreciation on investments....................................        (485,746)
                                                                                  --------------
                                                                                  $   39,477,907
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $   31,445,596
                                                                                  ==============
  Shares outstanding............................................................       3,113,379
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        10.10
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $    8,032,311
                                                                                  ==============
  Shares outstanding............................................................         795,120
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        10.10
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized @ $.001 par value....................................     200,000,000

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
  Interest......................................................................  $    2,015,825
                                                                                  --------------
EXPENSES:
  Advisory......................................................................         212,671
  Administration................................................................          85,068
  12b-1 fee--Investor Shares....................................................          26,333
  Accounting services...........................................................          60,880
  Transfer agent................................................................          35,829
  Custodian.....................................................................          16,669
  Directors.....................................................................          15,782
  Reports to shareholders.......................................................           7,119
  Cash management...............................................................           4,179
  Audit.........................................................................           3,997
  Registration and filings......................................................           3,883
  Legal.........................................................................             523
  Other.........................................................................           5,858
                                                                                  --------------
    TOTAL EXPENSES..............................................................         478,791
  Fees waived by The Bank of New York (Note 3)..................................        (103,730)
  Earnings credit adjustment (Note 3)...........................................            (315)
    NET EXPENSES................................................................         374,746
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................       1,641,079
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments..............................................         (49,779)
  Decrease in unrealized appreciation on investments during the year............      (2,215,741)
                                                                                  --------------
  Net realized and unrealized loss on investments...............................      (2,265,520)
  Net decrease in net assets resulting from operations..........................  $     (624,441)
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED           YEAR ENDED
                                                                                   DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                                  -------------------  ------------------
OPERATIONS:
  Net investment income.........................................................      $  1,641,079        $ 1,619,015
  Net realized gain (loss) on investments.......................................           (49,779)           256,154
  Increase (decrease) in unrealized appreciation on investments during the
    year........................................................................        (2,215,741)           325,257
                                                                                      ------------        -----------
    Net increase (decrease) in net assets resulting from operations.............          (624,441)         2,200,426
                                                                                      ------------        -----------
DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................        (1,256,942)        (1,239,196)
                                      Investor Shares...........................          (384,137)          (379,819)
  Distribution from capital gains:
                              Institutional Shares..............................            (4,399)           (29,529)
                              Investor Shares...................................            (1,125)            (9,845)
                                                                                      ------------        -----------
                                                                                        (1,646,603)        (1,658,389)
                                                                                      ------------        -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................        14,403,180          8,283,928
                               Investor Shares..................................         5,775,900          4,382,746
  Proceeds from shares issued on reinvestment
    of dividends and distributions: Institutional Shares........................           283,918            209,663
                                    Investor Shares.............................           313,288            299,692
  Cost of capital stock repurchased:
                                Institutional Shares............................       (13,049,833)        (8,303,000)
                                Investor Shares.................................        (9,076,460)        (3,599,478)
                                                                                      ------------        -----------
    Net increase (decrease) in net assets resulting from capital stock
      transactions..............................................................        (1,350,007)         1,273,551
                                                                                      ------------        -----------
      INCREASE (DECREASE) IN NET ASSETS.........................................        (3,621,051)         1,815,588
NET ASSETS:
  Beginning of year.............................................................        43,098,958         41,283,370
                                                                                      ------------        -----------
  End of year...................................................................      $ 39,477,907        $43,098,958
                                                                                      ============        ===========
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................         1,373,783            786,746
             Investor Shares....................................................           543,117            414,391
  Shares issued on reinvestment of dividends:
                                         Institutional Shares...................            27,332             19,810
                                         Investor Shares........................            30,026             28,363
  Shares repurchased:
                   Institutional Shares.........................................        (1,246,311)          (786,244)
                   Investor Shares..............................................          (865,068)          (341,124)
                                                                                      ------------        -----------
    Net increase (decrease).....................................................          (137,121)           121,942
  Shares outstanding, beginning of year.........................................         4,045,620          3,923,678
                                                                                      ------------        -----------
  Shares outstanding, end of year...............................................         3,908,499          4,045,620
                                                                                      ============        ===========

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                        INSTITUTIONAL SHARES
                                          ------------------------------------------------
                                               YEAR            YEAR       FOR THE PERIOD
                                               ENDED          ENDED       APRIL 1, 1997*
                                           DECEMBER 31,    DECEMBER 31,       THROUGH
                                               1999            1998      DECEMBER 31, 1997
                                          ---------------  ------------  -----------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $ 10.65        $ 10.52          $ 10.16
                                              -------        -------          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.41           0.41             0.31
Net realized and unrealized gain (loss)
  on investments........................        (0.55)          0.14             0.36
                                              -------        -------          -------
  Total from investment operations......        (0.14)          0.55             0.67
                                              -------        -------          -------
DIVIDENDS AND DISTRIBUTION
Dividends from net investment income....        (0.41)         (0.41)           (0.31)
Distribution from capital gains.........           --          (0.01)              --
                                              -------        -------          -------
  Total dividends and distribution......        (0.41)         (0.42)           (0.31)
                                              -------        -------          -------
Net asset value at end of period........      $ 10.10        $ 10.65          $ 10.52
                                              =======        =======          =======
TOTAL RETURN:...........................        (1.35)%         5.30%            6.69%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................      $31,446        $31,519          $30,915
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         0.82%          0.90%            0.90%***
  Expenses, prior to waiver from The
    Bank of New York....................         1.07%          1.07%            1.15%***
  Net investment income, net of waiver
    from The Bank of New York...........         3.93%          3.85%            3.98%***
Portfolio turnover rate.................           32%            24%              21%

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

--------------------------------------------------------------------------------

                                                           INVESTOR SHARES
                                          --------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------
                                           1999       1998        1997      1996      1995
                                          ------   -----------   -------   -------   -------
PER SHARE DATA:
Net asset value at beginning of year....  $10.65     $ 10.52     $ 10.29   $ 10.34   $  9.59
                                          ------     -------     -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................    0.38        0.38        0.39      0.40      0.39
Net realized and unrealized gain (loss)
  on investments........................   (0.55)       0.14        0.23     (0.05)     0.75
                                          ------     -------     -------   -------   -------
  Total from investment operations......   (0.17)       0.52        0.62      0.35      1.14
                                          ------     -------     -------   -------   -------
DIVIDENDS AND DISTRIBUTION
Dividends from net investment income....   (0.38)      (0.38)      (0.39)    (0.40)    (0.39)
Distribution from capital gains.........      --       (0.01)         --        --        --
                                          ------     -------     -------   -------   -------
  Total dividends and distribution......   (0.38)      (0.39)      (0.39)    (0.40)    (0.39)
                                          ------     -------     -------   -------   -------
Net asset value at end of year..........  $10.10     $ 10.65     $ 10.52   $ 10.29   $ 10.34
                                          ======     =======     =======   =======   =======
TOTAL RETURN:+..........................   (1.60)%      5.04%       6.19%     3.47%    12.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted).......................  $8,032     $11,580     $10,368   $36,737   $40,931
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................    1.07%       1.15%       1.02%     0.90%     0.90%
  Expenses, prior to waiver from The
    Bank of New York....................    1.30%       1.32%       1.32%     1.18%     1.20%
  Net investment income, net of waiver
    from The Bank of New York...........    3.65%       3.61%       3.88%     3.91%     3.89%
Portfolio turnover rate.................      32%         24%         21%       22%        4%

+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS IN WHICH THE SALES LOAD WAS IN EFFECT.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                            *MOODY'S
PRINCIPAL                                                     S&P          INTEREST        MATURITY
  AMOUNT                                                    RATINGS          RATE            DATE             VALUE
----------                                             ------------------  ---------  -------------------  ------------
             MUNICIPAL BONDS--98.7%
             EDUCATION--13.8%
$2,000,000   California Education Facilities
             Authority Revenue (Claremont McKenna
             College)................................        Aa1/NR           4.500%       11/01/13        $  1,798,920
 1,190,000   California Education Facilities
             Authority Revenue, Callable 4/01/09
             @101....................................        A3/NR            4.700         4/01/12           1,078,568
 1,000,000   District of Columbia Revenue
             (Association of American Medical
             Colleges), Series A, Callable 8/15/07 @
             102, AMBAC Insured +....................       Aaa/AAA           5.150         2/15/10             982,240
 2,000,000   District of Columbia Revenue (University
             of George Washington), MBIA Insured.....       Aaa/AAA           5.500         9/15/07           2,047,220
 1,000,000   Illinois Educational Facility Authority
             Revenue (University of Chicago),
             Series A................................        Aa1/AA           5.000         7/01/08             985,050
 1,000,000   Illinois Educational Facility Authority
             Revenue(Northwestern University)........       Aa1/AA+           5.000       11/01/2032            972,690
 5,000,000   Illinois Educational Facility Authority
             Revenue, Mandatory Put 11/02/09 @100,
             Floating Rate Notes, payable monthly,
             interest rate resets weekly, next
             interest rate reset date 1/01/00........        Aa1/AA           4.400         7/01/25           4,896,100
 1,500,000   Indiana University Revenue Student Fee,
             Series M, Callable 8/01/09 @101.........        Aa2/AA           5.750         8/01/10           1,545,975
 1,250,000   New Jersey State Educational Facility
             Authority Revenue (Princeton
             University), Series B, Callable 7/01/09
             @100....................................       Aaa/AAA           4.750         7/01/11           1,173,925
 2,450,000   New York State Dormitory Authority
             Revenue.................................       Baa1/A-           5.000         7/01/08           2,370,938
 1,315,000   New York State Dormitory Authority
             Revenue (Culinary Institute of America),
             MBIA Insured+...........................        Aaa/NR           4.400         7/01/11           1,193,967
 1,000,000   New York State Dormitory Authority
             Revenue (Rochester Instutional of
             Technology) Callable 7/01/09 @101, AMBAC
             Insured+................................       Aaa/AAA           4.625         7/01/10             926,010

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                            *MOODY'S
PRINCIPAL                                                     S&P          INTEREST        MATURITY
  AMOUNT                                                    RATINGS          RATE            DATE             VALUE
----------                                             ------------------  ---------  -------------------  ------------
             MUNICIPAL BONDS (CONTINUED)
$   20,000   New York State Dormitory Authority
             Revenue, Unrefunded Balance, University
             of Rochester; Callable 1/18/00 @101.....        A1/A+            6.200%        7/01/02        $     20,222
 2,020,000   Private Colleges & Universities Auth.
             (Emory University), Series A............        Aa1/AA           5.500        11/01/06           2,081,590
 1,000,000   Swarthmore Borough Authority
             Pennsylvania Swarthmore College.........       Aaa/AA+           5.000         9/15/07             999,040
 1,000,000   Swarthmore Borough Authority
             Pennsylvania Swarthmore College.........       Aaa/AA+           5.000         9/15/08             993,380
 1,000,000   Swarthmore Borough Authority
             Pennsylvania Swarthmore College.........       Aaa/AA+           5.250         9/15/09           1,006,950
 2,185,000   Texas A&M University Revenue, Callable
             5/15/07 @100............................       Aa2/AA+           5.000        05/15/08           2,169,093
 1,315,000   Texas A&M University Revenue, Callable
             5/15/09 @100............................       Aa2/AA+           5.200         5/15/12           1,280,415
 1,000,000   Texas State Public Finance Authority
             Building Revenue (State Technical
             College), MBIA Insured+.................       Aaa/AAA           6.100         8/01/04           1,038,820
 5,255,000   Texas State Refunding Water Financial
             Assistance, Series C, Callable 8/01/08
             @100....................................        Aa1/AA           5.000         8/01/09           5,189,470
                                                                                                           ------------
                                                                                                             35,686,983
                                                                                                           ------------
             GENERAL OBLIGATIONS--34.0%
 1,000,000   Aldine Texas Independent School
             District, Callable, 2/15/07 @100........       Aaa/AAA           5.375         2/15/09           1,010,780
 1,000,000   Beaufort County, N.C. FSA Insured+......       Aaa/AAA           4.600         2/01/07             965,930
 2,700,000   Cedar Rapids, Iowa......................        Aaa/NR           5.000         6/01/06           2,714,904
 1,100,000   Chicago Illinios Sales Tax Revenue, FGIC
             Insured+................................       Aaa/AAA           5.000         1/01/08           1,087,878
 3,000,000   Chicago Illinois, FSA Insured+..........       Aaa/AAA           5.500         1/01/12           3,005,220
 3,000,000   Connecticut State, Series A.............        Aa3/AA           5.000         5/15/04           3,036,810
 2,500,000   Delaware State, Series A................       Aa1/AA+           5.125         4/01/05           2,537,125

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                            *MOODY'S
PRINCIPAL                                                     S&P          INTEREST        MATURITY
  AMOUNT                                                    RATINGS          RATE            DATE             VALUE
----------                                             ------------------  ---------  -------------------  ------------
             MUNICIPAL BONDS (CONTINUED)
$2,880,000   El Paso Texas, Callable 8/15/08 @100,
             FGIC Insured+...........................       Aaa/AAA           4.400%        8/15/10        $  2,583,274
 2,835,000   El Paso Texas, Callable 8/15/08 @100,
             FGIC Insured+...........................       Aaa/AAA           4.500         8/15/11           2,530,776
 5,000,000   Georgia State, Series C.................       Aaa/AAA           5.250         7/01/08           5,085,700
 2,000,000   Illinois State..........................        Aa2/AA           5.000         6/01/06           1,996,880
 2,000,000   Illinois State..........................        Aa2/AA           5.000         6/01/07           1,987,940
 2,185,000   Maryland State & Local Facilities
             Loan-2nd................................       Aaa/AAA           5.250         6/15/05           2,237,134
 2,000,000   Maryland State & Local Facilities
             Loan-3rd, callable 10/15/06 @100........       Aaa/AAA           5.000        10/15/07           2,010,600
 1,485,000   Massachusetts State-Construction Loan,
             Series A................................       Aa3/AA-           5.100        11/01/02           1,504,424
 2,000,000   Massachusetts State-Construction Loan,
             Series D, FGIC Insured+.................       Aaa/AAA           5.125        11/01/03           2,031,680
 1,300,000   Milwaukee Wisconsin Corp., Series O.....       Aa1/AA+           5.000         6/15/08           1,288,573
 2,000,000   Milwaukee Wisconsin Metropolitan Sewer
             District, Series A......................       Aa1/AA+           6.250        10/01/04           2,119,960
 2,070,000   Minnesota State, Callable 11/01/06
             @100....................................       Aaa/AAA           5.000        11/01/08           2,068,841
 1,290,000   Montana State...........................       Aa3/AA-           5.000         8/01/08           1,289,768
 3,215,000   Nevada State Municipal Bond Bank Project
             #52, Series A...........................        Aa2/AA           6.375         5/15/06           3,447,670
 2,760,000   Nevada State Municipal Bond Bank Project
             #66 & 67, Series A, Callable 5/15/08....        Aa2/AA           5.250         5/15/10           2,741,536
 4,470,000   Nevada State, Series A..................        Aa/AA            4.375         8/01/03           4,407,241
    480,00   New Jersey State Turnpike Authority
             Revenue.................................        NR/AAA          10.375         1/01/03             529,320
 2,000,000   New Jersey State, Series E..............       Aa1/AA+           5.000         7/15/04           2,021,780
 1,000,000   New York State, Series F................        A2/A+            5.000         9/15/06             999,140
 1,000,000   Ohio State Infrastructure Improvement,
             Series A, Callable 8/01/08 @101.........       Aa1/AA+           5.250         8/01/09           1,010,010
 2,970,000   Pennsylvania State - 1st Series.........        Aa3/AA           5.000         5/01/03           2,997,651
 3,000,000   Pennsylvania State, MBIA Insured+.......       Aaa/AAA           5.000         6/01/08           2,977,920

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                            *MOODY'S
PRINCIPAL                                                     S&P          INTEREST        MATURITY
  AMOUNT                                                    RATINGS          RATE            DATE             VALUE
----------                                             ------------------  ---------  -------------------  ------------
             MUNICIPAL BONDS (CONTINUED)
$2,105,000   Port of Seattle Washington Revenue,
             Series A, FGIC Insured+.................       Aaa/AAA           6.000%       10/01/07        $  2,222,775
 2,000,000   Rhode Island, Callable 8/01/07@101, MBIA
             Insured+................................       Aaa/AA3           5.000         8/01/09           1,970,620
 2,000,000   Round Rock Texas Independent School
             District, Callable 8/01/09 @100.........       Aaa/AAA           4.400         8/01/11           1,763,620
 1,000,000   Santa Monica-Malibu USD, FGIC
             Insured+................................       Aaa/AAA           4.450         8/01/10             936,400
 1,890,000   Tennessee State, Series A...............       Aaa/AAA           4.250         5/01/09           1,735,681
 1,345,000   Tennessee State, Series B...............       Aaa/AAA           4.500         5/01/07           1,296,298
   500,000   Tulsa Oklahoma..........................        Aa2/AA           5.150         6/01/03             507,685
 3,000,000   Virginia State Public School Authority,
             Series A, Callable 8/01/09 @101.........       Aa1/AA+           4.500         8/01/11           2,695,320
 1,000,000   Washington State, Series A..............       Aa1/AA+           6.700         2/01/05           1,079,940
 4,330,000   Washington State, Series R-92D (Motor
             Vehicle Fuel Tax).......................       Aa1/AA+           6.250         9/01/07           4,652,845
 1,500,000   Washington State, Series R-93B..........       Aa1/AA+           5.375        10/01/08           1,526,055
 3,000,000   Wisconsin State, Series B...............        Aa2/AA           5.250         5/01/07           3,038,550
                                                                                                           ------------
                                                                                                             86,715,854
                                                                                                           ------------
             HEALTHCARE--5.2%
 5,625,000   Indiana Health Facility Financing
             Authority Hospital Revenue-(Charity
             Obligation Group), Series D, Floating
             Rate Notes, mandatory put 11/01/07......        Aa2/NR           5.000        11/01/26           5,588,662
 2,000,000   Jacksonville Florida Health Facilities
             Authority Hospital Revenue-(Charity
             Obligation Group), Series C.............        Aa2/AA           4.875         8/15/07           1,955,480
   700,000   New York State Medical Care Facilities
             Financial Agency, Series D, FHA
             Insured+................................       Aa2/AA+           5.100         2/15/05             701,106
 1,000,000   North Carolina Medical Care Facility
             (Duke University Health Systems
             Series A) Callable 6/01/08 @101.........        Aa3/AA           4.600         6/01/09             925,740

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                            *MOODY'S
PRINCIPAL                                                     S&P          INTEREST        MATURITY
  AMOUNT                                                    RATINGS          RATE            DATE             VALUE
----------                                             ------------------  ---------  -------------------  ------------
             MUNICIPAL BONDS (CONTINUED)
$2,000,000   Pennsylvania State Higher Educational
             Facilities Authority-(University of
             Pennsylvania Health Services)
             Series B................................         A3/A            5.000%        1/01/04        $  1,951,240
 2,000,000   Tampa Florida Revenue Health System -
             Catholic Health East, MBIA Insured+.....       Aaa/AAA           5.500        11/15/06           2,058,960
                                                                                                           ------------
                                                                                                             13,181,188
                                                                                                           ------------
             HOUSING--1.5%
 1,000,000   Alaska State Housing Finance Corporation
             Mortgage, Series A-1, Callable 12/01/07
             @101.50, MBIA Insured+..................       Aaa/AAA           5.000        12/01/08             980,250
   500,000   Connecticut State Housing Financial
             Authority-Housing Mortgage Finance
             Program, Series C-2.....................        Aa2/AA           5.300        11/15/03             507,685
 2,250,000   Housing New York Corporation Revenue....        A1/AA            6.000        11/01/03           2,320,312
                                                                                                           ------------
                                                                                                              3,808,247
                                                                                                           ------------
             INDUSTRIAL DEVELOPMENT BONDS--0.4%
 1,000,000   Georgetown County South Carolina
             Pollution Control
             Facilities(International Paper Company
             Project), Callable 6/15/02 @102.........       A3/BBB+           6.250         6/15/05           1,017,410
                                                                                                           ------------
             OTHER--0.1%
   200,000   New York State Dormitory Authority
             Revenue Metropolitan Museum of Art,
             Series B................................       Aa1/AA+           4.150         7/01/23             200,000
   100,000   New York State Local Government
             Assistance Corp., Series A, Floating
             Rate Notes, payable monthly, interest
             rate resets monthly, next interest rate
             reset date 2/1/00.......................       Aa2/AA+           5.450         4/01/22             100,000
                                                                                                           ------------
                                                                                                                300,000
                                                                                                           ------------
             PRE-REFUNDED SECURITIES--4.2%
    85,000   Austin Texas Utility System Revenue,
             Series B, Unrefunded balance Callable
             5/15/00 @101.5..........................         A2/A            7.250        11/15/03              92,148

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                            *MOODY'S
PRINCIPAL                                                     S&P          INTEREST        MATURITY
  AMOUNT                                                    RATINGS          RATE            DATE             VALUE
----------                                             ------------------  ---------  -------------------  ------------
             MUNICIPAL BONDS (CONTINUED)
$  895,000   Illinois State Toll Highway Authority,
             Callable 1/18/00 @100...................       Aaa/AAA           6.750%        1/01/10        $    946,301
 2,840,000   King County Washington, Series A, ETM...       Aa1/AA+           5.000         1/01/04           2,863,996
   555,000   Manatee County Florida Water Revenue,
             Callable 1/18/00 @101...................       Aaa/AAA           4.200         3/01/05             546,897
   155,000   Monroe County New York, Callable, AMBAC
             Insured, 6/01/04 @102+..................       Aaa/AAA           6.000         6/01/11             160,743
   845,000   New Jersey State Highway
             Authority-Garden State Parkway General
             Revenue.................................        NR/AAA           6.500         1/01/11             898,708
 2,275,000   New Jersey State Turnpike Authority
             Revenue.................................        Aaa/NR           5.700         5/01/13           2,329,395
   105,000   New Jersey State Turnpike Authority
             Revenue.................................       Aaa/AAA           5.875         1/01/08             107,662
 1,200,000   New Jersey State Turnpike Authority
             Revenue, Series C, ETM, MBIA Insured+...       Aaa/AAA           6.500         1/01/08           1,309,236
   460,888   New York State Dormitory Authority
             Revenue, Series B.......................       Aa1/AA+           7.000        10/25/08             514,636
   870,000   Sacramento California Municipal Utility
             District Revenue........................       Aaa/AAA           5.500         2/01/11             883,207
                                                                                                           ------------
                                                                                                             10,652,929
                                                                                                           ------------
             SPECIAL TAX--7.4%
 2,585,000   Chicago Illinois Sales Tax Revenue, FGIC
             Insured+................................       Aaa/AAA           6.000         1/01/07           2,720,532
   510,000   Clark County Nevada-Las Vegas Convention
             and Visitors Authority, MBIA Insured+...       Aaa/AAA           5.400         7/01/03             521,235
 1,000,000   Connecticut State Special Obligation
             Revenue, Series B.......................        A1/AA-           6.100         9/01/08           1,068,760
 1,100,000   Indiana Bond Bank Revenue, Series A.....        NR/AAA           5.750         2/01/06           1,142,064
 5,000,000   Indianapolis Industrial Local Public
             Improvement Bank, Series A..............       Aaa/AAA           5.500         2/01/08           5,136,900
 2,000,000   Municipal Assistance Corp. for New York
             City....................................        Aa2/AA           6.000         7/01/05           2,103,960
 1,805,000   New York State Local Government
             Assistance Corp., Series A..............        A3/AA-           6.000         4/01/06           1,896,261

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                            *MOODY'S
PRINCIPAL                                                     S&P          INTEREST        MATURITY
  AMOUNT                                                    RATINGS          RATE            DATE             VALUE
----------                                             ------------------  ---------  -------------------  ------------
             MUNICIPAL BONDS (CONTINUED)
$2,000,000   New York State Local Government
             Assistance Corp., Series A, Callable
             4/01/07 @101, AMBAC Insured+............       Aaa/AAA           5.000%        4/01/09        $  1,971,920
 1,980,000   New York State Local Government
             Assistance Corp., Series C..............         A3/A            6.000         4/01/12           2,067,199
                                                                                                           ------------
                                                                                                             18,628,831
                                                                                                           ------------
             STATE APPROPRIATION --11.4%
 1,980,000   Kentucky State Turnpike Authority
             Economic Development Road Revenue
             (Revitalization Projects) AMBAC
             Insured+................................       Aaa/AAA           5.300         7/01/04           2,021,243
 2,000,000   Kentucky State Turnpike Authority
             Economic Development Road Revenue,
             (Revitalization Projects) AMBAC
             Insured+................................       Aaa/AAA           5.500         7/01/08           2,056,020
 1,000,000   Massachusetts Bay Transportation
             Authority, Series A.....................       Aa3/AA-           5.400         3/01/08           1,019,760
 2,050,000   Metropolitan Transportation Authority
             Facility Revenue, Series 8..............      Baa1/BBB+          5.500         7/01/06           2,074,538
 2,000,000   New York State CTFS Partnership.........       Baa1/A-           5.000         3/01/03           2,002,940
 3,000,000   New York State Dormitory Authority State
             University Educational Facilities.......         A3/A            6.000         5/15/07           3,132,690
 1,980,000   New York State Dormitory Authority State
             University Educational Facilities.......      Baa1/BBB+          5.250         5/15/10           1,958,062
 1,500,000   New York State Urban Development Corp.
             Revenue.................................       Baa1/A-           5.450         1/01/07           1,507,800
 2,000,000   New York State Urban Development Corp.,
             Revenue.................................       Baa1/A-           5.000         1/01/07           1,957,300
 9,705,000   New York State Urban Development Corp.,
             Revenue Callable 1/01/08 @102...........       Baa1/A-           5.000         1/01/14           8,692,671
 2,500,000   New York State Urban Development Corp.,
             Revenue Callable 1/01/08 @102...........       Baa1/A-           5.000         1/01/13           2,280,750
                                                                                                           ------------
                                                                                                             28,703,774
                                                                                                           ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                            *MOODY'S
PRINCIPAL                                                     S&P          INTEREST        MATURITY
  AMOUNT                                                    RATINGS          RATE            DATE             VALUE
----------                                             ------------------  ---------  -------------------  ------------
             MUNICIPAL BONDS (CONTINUED)
             TRANSPORTATION--8.3%
$1,000,000   Central Puget Sound, Washington Transit
             Authority, FGIC Insured(a)..............       Aaa/AAA           5.250%        2/01/09        $    999,880
 1,150,000   Delaware Transportation Authority System
             Revenue, Callable 7/01/01 @102..........        A1/AA            6.125         7/01/03           1,195,092
 1,500,000   Kansas State Department of
             Transportation Highway Revenue,
             Series A................................       Aa2/AA+           5.375         3/01/07           1,535,865
    60,000   Kentucky State Turnpike Authority Toll
             Road Revenue, Series A..................        A1/A+            8.500         7/01/04              60,197
 1,750,000   Mississippi State Highway Revenue,
             Series #39..............................       Aa1/AAA           5.250         6/01/08           1,770,335
 2,000,000   New Jersey State Highway Authority
             Garden State Parkway General Revenue....        A1/AA-           5.150         1/01/07           2,017,540
 2,450,000   New Jersey State Transit Transportation
             Fund, Series A..........................       Aa2/AA-           5.250         6/15/08           2,475,088
 2,500,000   New Jersey State Transportation
             Authority, Series A, MBIA Insured+......       Aaa/AAA           6.250        12/15/03           2,637,400
 1,000,000   New York State Bridge Authority
             Revenue.................................       Aa3/AA-           5.000         1/01/07             995,340
 5,000,000   New York State Thruway Authority Local
             Highway & Bridge, Callable 4/01/07
             @102....................................       Baa1/A-           5.100         4/01/08           4,892,000
   990,000   Pennsylvania State Turnpike Revenue,
             Series O, FGIC Insured+.................       Aaa/AAA           5.350        12/01/02           1,009,256
 1,130,000   Triborough Bridge & Tunnel Authority,
             Series Q................................        Aa3/A+           6.750         1/01/09           1,246,842
                                                                                                           ------------
                                                                                                             20,834,835
                                                                                                           ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                            *MOODY'S
PRINCIPAL                                                     S&P          INTEREST        MATURITY
  AMOUNT                                                    RATINGS          RATE            DATE             VALUE
----------                                             ------------------  ---------  -------------------  ------------
             MUNICIPAL BONDS (CONTINUED)
             UTILITIES--11.7%
$5,000,000   Austin Texas Utility System Revenue
             Series A, MBIA Insured, Callable
             11/15/06 @100+..........................       Aaa/AAA           5.000%        5/15/07        $  4,973,250
 2,970,000   Charlotte North Carolina Water &
             Sewer...................................       Aaa/AAA           5.500         5/01/03           3,042,943
   735,000   Consumers Public Power District-Nuclear
             Facility Revenue, Callable 1/18/00
             @100....................................        A1/NR            5.100         1/01/03             735,118
 3,150,000   Dade County Florida Water & Sewer System
             Revenue, FGIC Insured+..................       Aaa/AAA           6.250        10/01/07           3,399,071
   990,000   Georgia Municipal Electrical Authority
             Power Revenue, Series Z.................         A3/A            5.000         1/01/04             988,228
 1,000,000   Grant County Washington Public Utility
             District No. 002........................        Aa3/A+           5.600         1/01/05           1,024,480
 1,000,000   Houston Texas Water Conveyance System
             Contract, Series B, AMBAC Insured+......       Aaa/AAA           7.000        12/15/04           1,089,080
     5,000   Jacksonville Florida Electrical
             Authority Revenue, Series Two 1987A-1,
             Callable 1/18/00 @ 100..................        Aa2/AA           7.500        10/01/02               5,013
 4,000,000   Long Island New York Power Authority
             Electric System Revenue, Series A, AMBAC
             Insured+................................       Aaa/AAA           5.500        12/01/09           4,079,760
 3,500,000   Long Island Power Authority New York
             Electric System Revenue, MBIA
             Insured+................................       Aaa/AAA           5.000         4/01/08           3,461,325
 1,000,000   Long Island Power Authority, New York
             Electric System Revenue, AMBAC
             Insured+................................       Aaa/AAA           5.500        12/01/10           1,018,860
 2,000,000   Nebraska Public Power District Revenue,
             Series B, MBIA Insured+.................       Aaa/AAA           5.250         1/01/07           2,024,520
 1,000,000   New York State Environmental Facilities
             Corp. Pollution Control Revenue
             Loan-C..................................       Aaa/AAA           5.000         7/15/04           1,010,490
 2,000,000   New York State Power Authority Revenue &
             General Purpose, Series A...............       Aa3/AA-           4.375         2/15/05           1,938,320

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                            *MOODY'S
PRINCIPAL                                                     S&P          INTEREST        MATURITY
  AMOUNT                                                    RATINGS          RATE            DATE             VALUE
----------                                             ------------------  ---------  -------------------  ------------
             MUNICIPAL BONDS (CONTINUED)
$  705,000   South Carolina State Public Service
             Authority Electrical Revenue &
             Electrical System Expansion.............       Aa2/AAA           4.100%        7/01/06        $    659,062
                                                                                                           ------------
                                                                                                             29,449,520
                                                                                                           ------------
             TOTAL MUNICIPAL BONDS
             (Cost $252,548,854).....................                                                       248,979,571
             TAX-EXEMPT MONEY MARKET FUND--0.7%
 1,803,718   Dreyfus Municipal Money Market Fund
             (Cost $1,803,718).......................        NR/NR            3.930(b)                        1,803,718
                                                                                                           ------------
             TOTAL INVESTMENTS
             (Cost $254,352,572)(c)--99.4%...........                                                       250,783,289
             Other assets less liabilities--0.6%.....                                                         1,433,967
                                                                                                           ------------
             NET ASSETS--100.0%......................                                                      $252,217,256
                                                                                                           ============

*    RATING ARE UNAUDITED.
NR   NOT RATED BY MOODY'S OR STANDARD & POOR'S (S&P).
+    INSURED OR GUARANTEED BY THE INDICATED MUNICIPAL BOND INSURANCE
     CORPORATION.
(a)  WHEN-INSURED SECURITY, VALUED AT FAIR VALUE.
(b)  REPRESENTS ANNUALIZED YIELD AT DECEMBER 31, 1999.
(c) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR THE FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 1999, NET UNREALIZED APPRECIATION WAS $3,569,283 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $6,000,367 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $2,431,084.
ETM  --ESCROWED TO MATURITY.
MBIA --MUNICIPAL BOND INSURANCE ASSOCIATION
FGIC --FINANCIAL GUARANTY INSURANCE CORPORATION

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        DIVERSIFICATION BY STATE

        DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                           % OF
                                                          TOTAL
                                             VALUE      NET ASSETS
                                          ------------  ----------
Alaska..................................  $    980,250       0.4%
California..............................     4,697,095       1.9
Connecticut.............................     4,613,255       1.8
Delaware................................     3,732,217       1.5
District of Columbia....................     3,029,460       1.2
Florida.................................     7,965,421       3.2
Georgia.................................     8,155,518       3.2
Illinois................................    18,598,591       7.4
Indiana.................................    13,413,602       5.3
Kansas..................................     1,535,865       0.6
Kentucky................................     4,137,461       1.6
Maryland................................     4,247,734       1.7
Massachusetts...........................     4,555,864       1.8
Minnesota...............................     2,068,841       0.8
Mississippi.............................     1,770,335       0.7
Montana.................................     1,289,768       0.5
Nebraska................................     2,759,638       1.1
Nevada..................................    11,117,682       4.4
New Jersey..............................    15,500,054       6.1
New York................................    59,796,104      23.7
North Carolina..........................     3,968,683       1.6
Oklahoma................................       507,685       0.2
Pennsylvania............................    11,935,436       4.7
Rhode Island............................     1,970,620       0.8
South Carolina..........................     2,642,402       1.0
Texas...................................    23,720,726       9.4
Virginia................................     2,695,320       1.1
Washington..............................    14,369,970       5.7
Wisconsin...............................     6,447,083       2.6
Tax-exempt money market fund (various
  states)...............................     8,560,609       3.4
                                          ------------   -------
Total value of investments..............   250,783,289      99.4
Other assets less liabilities...........     1,433,967       0.6
                                          ------------   -------
Net Assets..............................  $252,217,256     100.0%
                                          ============   =======

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 1999

ASSETS:
  Investments at value (Cost $254,352,572)......................................  $  250,783,289
  Receivables:
    Interest....................................................................       3,961,136
    Capital stock sold..........................................................          60,000
    Dividends...................................................................           3,750
  Deferred organization costs and other assets..................................          44,582
                                                                                  --------------
    TOTAL ASSETS................................................................     254,852,757
                                                                                  --------------
LIABILITIES:
  Payables:
    Investments purchased.......................................................       2,039,173
    Dividends...................................................................         281,894
    Services provided by The Bank of New York and Administrator.................         160,339
    Capital stock repurchased...................................................         114,924
  Accrued expenses and other liabilities........................................          39,171
                                                                                  --------------
    TOTAL LIABILITIES...........................................................       2,635,501
                                                                                  --------------
NET ASSETS:.....................................................................  $  252,217,256
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       26,427
  Capital surplus...............................................................     255,825,702
  Undistributed net investment income...........................................           8,244
  Accumulated net realized loss on investments..................................         (73,834)
  Net unrealized depreciation on investments....................................      (3,569,283)
                                                                                  --------------
NET ASSETS......................................................................  $  252,217,256
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $  251,776,593
                                                                                  ==============
  Shares outstanding............................................................      26,380,449
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         9.54
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $      440,663
                                                                                  ==============
  Shares outstanding............................................................          46,136
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         9.55
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized @ $.001 par value....................................     200,000,000

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
  Interest......................................................................  $   12,464,413
  Dividends.....................................................................          71,114
                                                                                  --------------
    TOTAL INCOME................................................................      12,535,527
                                                                                  --------------
EXPENSES:
  Advisory......................................................................       1,318,587
  Administration................................................................         527,436
  12b-1 fee--Investor Shares....................................................           1,075
  Accounting services...........................................................          59,800
  Transfer agent................................................................          56,100
  Custodian.....................................................................          33,120
  Registration and filings......................................................          18,472
  Organization..................................................................          16,545
  Directors.....................................................................          15,782
  Reports to shareholders.......................................................          16,113
  Audit.........................................................................           8,091
  Insurance.....................................................................           4,224
  Legal.........................................................................          10,802
  Cash management...............................................................           2,751
  Other.........................................................................          11,461
                                                                                  --------------
    TOTAL EXPENSES..............................................................       2,100,359
  Fees waived by the Bank of New York (Note 3)..................................          (5,034)
  Earnings credit adjustment (Note 3)...........................................            (256)
                                                                                  --------------
    NET EXPENSES................................................................       2,095,069
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................      10,440,458
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..............................................         617,858
  Decrease in unrealized depreciation on investments during the period..........     (16,412,697)
                                                                                  --------------
  Net realized and unrealized loss on investments...............................     (15,794,839)
                                                                                  --------------
  Net decrease in net assets resulting from operations..........................  $   (5,354,381)
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED DECEMBER 31,
                                                                                  --------------------------
                                                                                      1999          1998
                                                                                  ------------  ------------
OPERATIONS:
  Net investment income.........................................................  $ 10,440,458  $ 10,953,021
  Net realized gain on investments..............................................       617,858     5,488,044
  Decrease in unrealized appreciation on investments during the year............   (16,412,697)   (2,389,727)
                                                                                  ------------  ------------
    Net increase (decrease) in net assets resulting from operations.............    (5,354,381)   14,051,338
                                                                                  ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................   (10,430,530)  (10,942,519)
                                      Investor Shares...........................        (9,928)      (12,153)
  Distributions from capital gains:
                               Institutional Shares.............................    (1,369,621)   (5,340,052)
                               Investor Shares..................................        (2,297)       (9,348)
                                                                                  ------------  ------------
                                                                                   (11,812,376)  (16,304,072)
                                                                                  ------------  ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................    64,061,910    33,561,190
                               Investor Shares..................................        84,986       627,121
  Proceeds from shares issued on reinvestment of dividends:
                                                      Institutional Shares......     1,606,329     5,446,616
                                                      Investor Shares...........        16,942        16,709
  Cost of capital stock repurchased:
                                Institutional Shares............................   (66,816,115)  (35,781,571)
                                Investor Shares.................................      (108,514)     (357,246)
                                                                                  ------------  ------------
    Net increase (decrease) in net assets resulting from capital stock
     transactions...............................................................    (1,154,462)    3,512,819
                                                                                  ------------  ------------
      INCREASE (DECREASE) IN NET ASSETS.........................................   (18,321,219)    1,260,085
NET ASSETS:
  Beginning of year.............................................................   270,538,475   269,278,390
                                                                                  ------------  ------------
  End of year (includes undistributed net investment income of $5,355 at
    December 31, 1999 and $5,355 at December 31, 1998)..........................  $252,217,256  $270,538,475
                                                                                  ============  ============
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................     6,479,523     3,265,028
             Investor Shares....................................................         8,684        60,849
  Shares issued on reinvestment of dividends and distributions:
                                                        Institutional Shares....       166,776       534,826
                                                        Investor Shares.........         1,723         1,631
  Shares repurchased:
                   Institutional Shares.........................................    (6,776,924)   (3,478,108)
                   Investor Shares..............................................       (10,721)      (34,862)
                                                                                  ------------  ------------
    Net increase (decrease).....................................................      (130,939)      349,364
  Shares outstanding, beginning of year.........................................    26,557,524    26,208,160
                                                                                  ------------  ------------
  Shares outstanding, end of year...............................................    26,426,585    26,557,524
                                                                                  ============  ============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                        INSTITUTIONAL SHARES
                                         --------------------------------------------------
                                                                                FOR THE
                                                                                PERIOD
                                             YEAR              YEAR         APRIL 1, 1997*
                                             ENDED             ENDED            THROUGH
                                         DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                             1999              1998              1997
                                         -------------     -------------    ---------------
PER SHARE DATA:
Net asset value at beginning of
  period................................    $  10.19         $  10.27          $  10.00
                                            --------         --------          --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................        0.39             0.41              0.33
Net realized and unrealized gain (loss)
  on investments........................       (0.60)            0.13              0.31
                                            --------         --------          --------
  Total from investment operations......       (0.21)            0.54              0.64
                                            --------         --------          --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income................................       (0.39)           (0.41)            (0.33)
Distributions from capital gains........       (0.05)           (0.21)            (0.04)
                                            --------         --------          --------
  Total dividends and distributions.....       (0.44)           (0.62)            (0.37)
                                            --------         --------          --------
Net asset value at end of period........    $   9.54         $  10.19          $  10.27
                                            ========         ========          ========
TOTAL RETURN:...........................       (2.06)%           5.37%             6.50%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................    $251,777         $270,065          $269,085
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................        0.79%            0.83%             0.81%***
  Expenses, prior to waiver from The
    Bank of New York....................        0.80%            0.83%             0.81%***
  Net investment income, net of waiver
    from The Bank of New York...........        3.96%            4.03%             4.36%***
Portfolio turnover rate.................          34%              37%               30%

                                                           INVESTOR SHARES
                                          --------------------------------------------------
                                                                                 FOR THE
                                                                                 PERIOD
                                              YEAR              YEAR          MAY 1, 1997*
                                              ENDED             ENDED            THROUGH
                                          DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                              1999              1998              1997
                                          -------------     -------------    ---------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $10.19            $10.28            $ 9.99
                                             ------            ------            ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................       0.23              0.38              0.27
Net realized and unrealized gain (loss)
  on investments........................      (0.45)             0.12              0.33
                                             ------            ------            ------
  Total from investment operations......      (0.22)             0.50              0.60
                                             ------            ------            ------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income................................      (0.37)            (0.38)            (0.27)
Distributions from capital gains........      (0.05)            (0.21)            (0.04)
                                             ------            ------            ------
  Total dividends and distributions.....      (0.42)            (0.59)            (0.31)
                                             ------            ------            ------
Net asset value at end of period........     $ 9.55            $10.19            $10.28
                                             ======            ======            ======
TOTAL RETURN:...........................      (2.22)%            4.95%             6.08%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................     $  441            $  473            $  194
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................       2.45%             1.13%             1.15%***
  Expenses, prior to waiver from The
    Bank of New York....................       2.45%             1.13%             1.15%***
  Net investment income, net of waiver
    from The Bank of New York...........       2.31%             3.74%             3.98%***
Portfolio turnover rate.................         34%               37%               30%

*    COMMENCEMENT OF OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              COMMERCIAL PAPER--44.6%
              ASSET BACKED SECURITIES--CREDIT CARDS--0.9%
$12,997,801   Ford Credit Trust, 5.816%, 6/15/00......  $   12,997,801
 20,000,000   Riverwoods Funding Corp., 5.95%,
              2/03/00.................................      19,890,917
                                                        --------------
                                                            32,888,718
                                                        --------------
              ASSET BACKED SECURITIES--TRADE & LEASE RECEIVABLES
              (PARTIAL SUPPORT)--5.8%
 20,000,000   Barton Capital, 5.92%, 2/04/00..........      19,888,178
 15,000,000   Cafco, 6.499%, 2/03/00+.................      15,000,000
 20,000,000   Ciesco, 5.97%, 1/26/00..................      19,917,083
 20,000,000   Ciesco, 5.90%, 3/10/00..................      19,773,833
 20,000,000   CRC, 6.482%, 1/18/00+...................      20,000,000
 20,000,000   CXC Inc., 6.482%, 1/18/00+..............      20,000,000
 25,003,000   Monta Rosa, 6.13%, 1/25/00..............      24,900,821
  1,781,000   Premier Auto Trust, 5.116%, 3/08/00.....       1,780,923
 20,000,000   Sheffield Receivables Corp., 5.97%,
              1/24/00.................................      19,923,717
 25,000,000   Sigma Finance Co., 5.92%, 1/13/00.......      24,950,667
 15,000,000   Windmill Funding II Corp., 5.87%,
              1/21/00.................................      14,951,083
                                                        --------------
                                                           201,086,305
                                                        --------------
 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              COMMERCIAL PAPER (CONTINUED)
              BANKS--FOREIGN INSTITUTIONS--2.3%
$20,000,000   OKB, 5.90%, 1/25/00.....................  $   19,921,333
 20,000,000   OKB, 6.45%, 1/25/00.....................      19,914,000
 40,000,000   UBS AG, 5.00%, 1/04/00..................      39,983,333
                                                        --------------
                                                            79,818,666
                                                        --------------
              CHEMICALS--BASIC--1.6%
 15,000,000   duPont (E.I) de Nemoures & Co.,
              5.66%, 1/28/00..........................      14,936,325
 10,000,000   duPont (E.I) de Nemoures & Co., 4.998%,
              4/14/00.................................       9,997,187
 10,000,000   duPont (E.l) de Nemoures & Co.,
              5.78%, 2/15/00..........................       9,927,750
 20,000,000   duPont (E.l) de Nemoures & Co.,
              5.74%, 2/23/00..........................      19,830,989
                                                        --------------
                                                            54,692,251
                                                        --------------
              COMMUNICATIONS & ENTERTAINMENT--0.3%
 10,000,000   Gannet Co., 5.95%, 1/27/00..............       9,957,028
                                                        --------------
              COMPUTERS--0.9%
 30,000,000   International Business Machines,
              5.90%, 2/08/00..........................      29,813,167
                                                        --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              COMMERCIAL PAPER (CONTINUED)
              ELECTRICAL EQUIPMENT--1.3%
$10,000,000   Emerson Electric Co., 5.25%, 1/18/00....  $    9,975,208
 16,760,000   Emerson Electric Co., 5.83%, 1/31/00....      16,678,574
 20,000,000   Emerson Electric Co., 5.30%, 2/04/00....      19,899,889
                                                        --------------
                                                            46,553,671
                                                        --------------
              EXPORT TRADING--1.1%
 40,000,000   Private Export Fund Corp., 5.82%,
              3/29/00.................................      39,430,933
                                                        --------------
              FINANCE COMPANIES--3.4%
 20,000,000   Ford Motor Express Credit, 5.81%,
              1/21/00.................................      19,935,444
 20,000,000   GE Capital, 5.57%, 2/03/00..............      19,897,883
 20,000,000   GE Capital, 5.84%, 3/08/00..............      19,782,622
 20,000,000   General Electric Capital Corp., 5.84%,
              2/10/00.................................      19,870,222
 10,000,000   KFW International Finance, 5.95%,
              2/07/00.................................       9,938,847
 20,000,000   KFW International Finance, 5.75%,
              2/09/00.................................      19,875,417
 10,000,000   Pitney Bowes Credit Corp., 5.95%,
              9/29/00.................................      10,000,000
                                                        --------------
                                                           119,300,435
                                                        --------------
 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              COMMERCIAL PAPER (CONTINUED)
              FINANCIAL SERVICES--2.0%
$30,000,000   Goldman Sachs, Inc., 6.50%, 1/31/00.....  $   29,837,500
 20,000,000   Merrill Lynch & Co, 5.90%, 1/31/00......      19,901,667
 20,000,000   Merrill Lynch & Co, 5.89%, 3/15/00......      19,757,856
                                                        --------------
                                                            69,497,023
                                                        --------------
              FINANCIAL SERVICES--DIVERSIFIED--0.6%
 22,500,000   Paccar Finance Corp., 5.87%, 1/12/00....      22,459,644
                                                        --------------
              FINANCIAL SERVICES--MORTGAGE COMPANIES--0.6%
 20,000,000   St. Pauls Co., Inc., 5.90%, 2/11/00.....      19,865,611
                                                        --------------
              FOOD & BEVERAGES--5.1%
 18,000,000   Anheuser Busch Co., 5.85%, 1/13/00......      17,964,900
 22,000,000   Campbell, 5.80%, 2/04/00................      21,879,489
 10,000,000   Campbell, 4.89%, 3/15/00................       9,899,483
 25,000,000   Coca-Cola, 5.80%, 2/29/00...............      24,762,361
 20,000,000   Heinz (HJ), 5.33%, 1/21/00..............      19,940,778
 35,000,000   Kellogg Co., 5.77%, 3/28/00.............      34,511,954
 50,000,000   Mac Donald Corp., 6.30%, 1/14/00........      49,886,250
                                                        --------------
                                                           178,845,215
                                                        --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              COMMERCIAL PAPER (CONTINUED)
              FOOD PROCESSING--0.3%
$10,000,000   Archer-Daniels-Midland Co., 5.40%,
              2/16/00.................................  $    9,931,000
                                                        --------------
              INSURANCE--NON-HEALTH & LIFE--2.6%
 20,000,000   Aegon Funding Corp., 5.74%, 3/21/00.....      19,744,889
 35,000,000   AIG Funding, Inc., 5.81%, 1/18/00.......      34,903,974
 35,000,000   Prudential Funding Corp., 6.12%,
              1/21/00.................................      34,881,000
                                                        --------------
                                                            89,529,863
                                                        --------------
              MEDICAL CARE & PRODUCTS--1.0%
 35,000,000   Glaxo-Wellcome Co., 5.80%, 2/11/00......      34,768,806
                                                        --------------
              MEDICAL PRODUCTS & SUPPLIES--1.1%
 10,000,000   Johnson & Johnson, 5.58%, 2/28/00.......       9,910,100
 30,000,000   Johnson & Johnson, 5.74%, 4/19/00.......      29,478,617
                                                        --------------
                                                            39,388,717
                                                        --------------
              NON-BANK HOLDING COMPANIES--0.6%
 20,000,000   USAA, 5.85%, 1/24/00....................      19,925,250
                                                        --------------
              OIL--1.7%
 30,000,000   Chevron, 5.70%, 2/04/00.................      29,838,500
 20,000,000   Fina Oil & Chemical, 5.88%, 2/23/00.....      19,826,867
 10,000,000   Koch Industries, Inc., 5.89%, 1/19/00...       9,970,550
                                                        --------------
                                                            59,635,917
                                                        --------------
 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              COMMERCIAL PAPER (CONTINUED)
              PHARMACEUTICALS--2.7%
$20,000,000   Merck, 5.80%, 2/04/00...................  $   19,890,444
 15,000,000   Merck, 5.47%, 2/07/00...................      14,915,671
 10,000,000   Pfizer, 5.68%, 2/29/00..................       9,906,911
 15,000,000   Pfizer, 5.63%, 3/15/00..................      14,826,408
 15,000,000   Pfizer, 5.71%, 3/21/00..................      14,809,667
 20,900,000   Warner Lambert, 6.32%, 1/14/00..........      20,852,301
                                                        --------------
                                                            95,201,402
                                                        --------------
              PHARMACEUTICALS, HEALTH CARE, COSMETIC--1.4%
 30,000,000   Procter & Gamble Co., 5.88%, 1/31/00....      29,853,000
 20,300,000   Procter & Gamble Co., 5.85%, 2/28/00....      20,108,672
                                                        --------------
                                                            49,961,672
                                                        --------------
              PRINTING AND PUBLISHING--0.3%
 10,000,000   Reed Elsevier, Inc., 6.02%, 1/21/00.....       9,966,555
                                                        --------------
              TECHNOLOGY INDUSTRIES--0.9%
 30,000,000   Motorola Corp., 5.95%, 3/14/00..........      29,638,042
                                                        --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              COMMERCIAL PAPER (CONTINUED)
              UTILITIES--ELECTRIC--3.3%
$20,000,000   Georgia Power Co., 5.90%, 3/10/00.......  $   19,773,833
 25,000,000   National Rural Utilities Cooperative
              Finance, 5.92%, 3/27/00.................      24,646,444
 25,000,000   National Rural Utilities Cooperative
              Finance, 5.79%, 2/10/00.................      24,839,167
 21,200,000   Tampa Electric Co., 6.07%, 1/12/00......      21,160,680
 25,000,000   Tampa Electric Co., 5.75%, 2/29/00......      24,764,410
                                                        --------------
                                                           115,184,534
                                                        --------------
              UTILITIES--TELECOMMUNICATIONS--2.8%
 34,000,000   Bell Atlantic, 6.26%, 2/03/00...........      33,804,897
 20,000,000   BellSouth Telecommunications, Inc.,
              5.30%, 2/02/00..........................      19,905,778
 20,000,000   BellSouth Telecommunications, Inc.,
              5.67%, 2/15/00..........................      19,858,250
 15,000,000   British Telecommunications, Inc., 5.71%,
              2/29/00.................................      14,859,629
 10,000,000   British Telecommunications, Inc., 5.78%,
              3/21/00.................................       9,871,556
                                                        --------------
                                                            98,300,110
                                                        --------------
              TOTAL COMMERCIAL PAPER
              (Cost $1,555,640,535)...................   1,555,640,535
                                                        --------------

 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              TIME DEPOSITS--19.3%
              BANKS--DOMESTIC INSTITUTIONS--11.4%
$40,000,000   Banc One Corp., 4.50%, 1/03/00..........  $   40,000,000
 30,000,000   Chase Manhattan Bank, 4.50%, 1/03/00....      30,000,000
 50,000,000   Harris Trust Bank of Chicago, 5.00%,
              1/03/00.................................      50,000,000
 70,000,000   Huntington National Bank, 5.00%,
              1/03/00.................................      70,000,000
 65,911,000   Republic Savings Bank, 4.00%, 1/03/00...      65,911,000
 70,000,000   SunTrust Banks, Inc., 4.50%, 1/03/00....      70,000,000
 70,000,000   Wachovia Bank NA,, 4.75%, 1/03/00.......      70,000,000
                                                        --------------
                                                           395,911,000
                                                        --------------
              BANKS--FOREIGN INSTITUTIONS--7.9%
 70,000,000   CIBC/Oppenheimer, 4.25%, 1/03/00........      70,000,000
 60,000,000   Dresdner Bank AG, 5.00%, 1/03/00........      60,000,000
  7,000,000   National Westminster Bank, 5.03%,
              2/08/00.................................       6,992,543
 70,000,000   Societe Generale, 4.00%, 1/03/00........      70,000,000
 70,000,000   WEST LB-TD, 4.25%, 1/03/00..............      70,000,000
                                                        --------------
                                                           276,992,543
                                                        --------------
              TOTAL TIME DEPOSITS
              (Cost $672,903,543).....................     672,903,543
                                                        --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              CERTIFICATES OF DEPOSIT--11.2%
              BANK HOLDING COMPANIES--0.6%
$20,000,000   Bank of America Corp., 5.95%, 2/02/00...  $   20,000,000
                                                        --------------
              BANKING--0.8%
 10,000,000   First Union National Bank, 5.56%,
              6/02/00.................................      10,002,347
 10,000,000   Regions Bank, 5.15%, 2/18/00............      10,000,000
 10,000,000   Regions Bank, 6.09%, 10/10/00...........       9,996,302
                                                        --------------
                                                            29,998,649
                                                        --------------
              BANKS--DOMESTIC INSTITUTIONS--5.0%
 25,000,000   American Express Centurion Bank,
              6.12%, 1/25/00..........................      25,000,000
 20,000,000   Chase Manhattan Bank, 5.03%, 2/11/00....      19,976,592
 20,000,000   Chase Manhattan Bank, 5.67%, 2/22/00....      19,836,200
 10,000,000   Chase Manhattan Bank, 5.365%, 5/22/00...       9,998,692
 10,000,000   CIBC/Oppenheimer, 5.10%, 4/12/00........       9,998,654
 20,000,000   Harris Trust Bank of Chicago,
              6.25%, 1/10/00..........................      20,000,000
 10,000,000   Michigan National Bank, 5.98%,
              9/22/00.................................       9,997,225
 10,000,000   Michigan National Bank, 5.13%,
              4/10/00.................................       9,999,076
 10,000,000   Morgan (J.P.) & Co., Inc., 5.75%,
              7/10/00.................................      10,000,000
 10,000,000   NationsBank, 4.99%, 1/11/00.............       9,999,974
 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              CERTIFICATES OF DEPOSIT (CONTINUED)
$15,000,000   Northern Trust Corp., 6.27%, 1/04/00....  $   15,000,037
 15,000,000   Wilmington Trust Co., 5.05%, 1/14/00....      15,000,000
                                                        --------------
                                                           174,806,450
                                                        --------------
              BANKS--FOREIGN INSTITUTIONS--4.8%
 10,000,000   ABN Amro Bank, 5.045%, 2/14/00..........       9,999,774
 10,000,000   Bank of Montreal, 5.12%, 4/10/00........       9,999,208
 10,000,000   Bayerische Landesbank, 5.19%, 2/29/00...       9,999,689
 15,000,000   Bayerische Landesbank, 6.64%,
              11/09/00+...............................      14,991,021
 20,000,000   Bayerische Landesbank, 6.581%,
              12/15/00+...............................      19,983,790
 20,000,000   Bayerische Verinsbank, 6.383%,
              5/15/00+................................      19,996,351
 15,000,000   Commerzbank NY, 4.965%, 2/01/00.........      14,999,816
 10,000,000   Rabobank Nederland NV NY, 5.45%,
              6/05/00.................................       9,998,359
 10,000,000   Rabobank Nederland NV NY, 5.64%,
              7/20/00.................................       9,985,090
 10,000,000   Toronto Dominion Bank NY, 4.99%,
              1/06/00.................................       9,999,974
  7,000,000   Toronto Dominion Bank NY, 4.295%,
              3/06/00.................................       6,999,461
 10,000,000   UBS AG, 6.24%, 12/06/00.................       9,999,016

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              CERTIFICATES OF DEPOSIT (CONTINUED)
$ 5,000,000   United Bank of Switzerland,
              5.285%, 3/01/00.........................  $    4,999,960
 15,000,000   United Bank Switzerland AG Stamford,
              5.08%, 1/13/00..........................      15,000,381
                                                        --------------
                                                           166,951,890
                                                        --------------
              TOTAL CERTIFICATES OF DEPOSIT
              (Cost $391,756,989).....................     391,756,989
                                                        --------------

              UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--8.3%
              FEDERAL FARM CREDIT BANK--2.3%
  7,350,000   4.76%, 1/18/00..........................       7,349,299
 17,779,000   5.78%, 2/4/00+..........................      17,681,946
 30,000,000   5.75%, 2/17/00+.........................      29,774,792
 24,000,000   5.80%, 3/24/00+.........................      23,679,067
                                                        --------------
                                                            78,485,104
                                                        --------------
              FEDERAL HOME LOAN BANK--1.4%
 10,000,000   4.95%, 2/17/00..........................       9,999,311
 10,000,000   4.95%, 2/24/00..........................       9,998,225
  6,970,000   5.025%, 2/25/00.........................       6,962,762
 10,000,000   5.01%, 4/28/00..........................       9,997,797
 10,000,000   5.15%, 5/19/00..........................       9,996,139
                                                        --------------
                                                            46,954,234
                                                        --------------
              FEDERAL HOME LOAN MORTGAGE CORP.--1.1%
 25,000,000   5.47%, 2/09/00+.........................      24,851,854
 15,000,000   5.53%, 3/01/00..........................      14,861,750
                                                        --------------
                                                            39,713,604
                                                        --------------
 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS
              (CONTINUED)
              FEDERAL NATIONAL MORTGAGE ASSOC.--3.5%
$10,000,000   5.07%, 1/19/00+.........................  $    9,974,650
 21,230,000   5.44%, 1/20/00+.........................      21,169,046
 31,921,000   5.54%, 1/28/00..........................      31,788,368
 25,000,000   5.50%, 5/05/00+.........................      24,522,570
 10,000,000   5.05%, 5/12/00..........................       9,997,204
 10,000,000   5.90%, 12/01/00.........................       9,984,028
 15,000,000   5.00%, 12/04/00.........................      14,831,248
                                                        --------------
                                                           122,267,114
                                                        --------------
              TOTAL UNITED STATES GOVERNMENT
              AGENCIES & OBLIGATIONS
              (Cost $287,420,056).....................     287,420,056
                                                        --------------

              FLOATING RATE BANK SECURITIES--4.1%
              BANK HOLDING COMPANIES--2.8%
 15,000,000   Associates Corp., of North America,
              6.43%, payable monthly, interest rate
              resets monthly, next rate reset date
              1/20/00, final maturity date 4/03/00+...      14,997,758
 15,000,000   Banc One Corp 6.52%, payable monthly,
              interest rate resets monthly, next rate
              reset date 1/10/00, final maturity date
              1/01/2001...............................      15,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              FLOATING RATE BANK SECURITIES (CONTINUED)
$10,000,000   Banc One Corp., 6.32%, payable quartely,
              interest rate resets quartely, next rate
              reset date 1/18/00, final maturity date
              1/16/01.................................  $   10,011,142
 14,000,000   Citicorp, 6.52%, payable monthly,
              interest rate resets monthly, next rate
              reset date 1/04/00, final maturity date
              8/02/00.................................      13,996,764
 10,000,000   Morgan (J.P.) & Co., Inc., 4.85%,
              payable monthly, interest rate resets
              monthly, next interest rate reset date
              1/18/00, final maturity date 5/18/00....       9,999,348
 15,000,000   Morgan (J.P.) & Co., Inc., 4.91%,
              payable monthly, interest rate resets
              monthly, next rate reset date 1/06/00,
              final maturity date 7/06/00.............      14,998,692
 20,000,000   US National Bank of Minnesota, 4.88%,
              payable monthly, interest rate resets
              monthly, next interest rate reset date
              1/19/00, final maturity date 4/19/00....      19,995,876
                                                        --------------
                                                            98,999,580
                                                        --------------
 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              FLOATING RATE BANK SECURITIES (CONTINUED)

              BANK NOTE--1.3%
$15,000,000   American Express Centurion Bank+, 6.43%,
              payable monthly, interest rate resets
              monthly, next rate reset date 1/27/00,
              final maturity date 4/03/00.............  $   15,000,000
 20,000,000   First Union National Bank, 6.58%,
              payable monthly, interest rates resets
              monthly, next interest rate reset date
              1/27/00, final maturity date
              9/27/2000...............................      20,000,000
 10,000,000   First Union National Bank, 4.93%,
              payable monthly, interest rate resets
              monthly, next rate reset date 1/10/00,
              final maturity date 6/08/00.............      10,000,000
                                                        --------------
                                                            45,000,000
                                                        --------------
              TOTAL FLOATING RATE BANK SECURITIES
              (Cost $143,999,580).....................     143,999,580
                                                        --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              CORPORATE BONDS--2.8%
              ASSET BACKED SECURITIES-TRADE & LEASE RECEIVABLES--0.1%
$ 2,181,844   Ford Credit Auto Owner, 5.114%,
              5/15/00.................................  $    2,181,844
                                                        --------------
              BANKS--DOMESTIC INSTITUTIONS--1.7%
 10,000,000   First National Bank of Chicago, 5.09%,
              4/20/00.................................       9,998,258
 20,000,000   Greenwood Trust Company,
              6.10%, 2/10/00..........................      20,000,000
 25,000,000   Lasalle National Bank, 5.65%, 7/17/00...      24,993,504
  5,270,000   NationsBank, 5.70%, 9/11/00.............       5,255,647
                                                        --------------
                                                            60,247,409
                                                        --------------
              FINANCE COMPANIES--NON-CAPTIVE AND INDEPENDENT--0.7%
 20,000,000   Associates Corp. of North America,
              5.78%, 1/25/00..........................      19,922,933
  5,000,000   Associates Corp. of North America,
              5.25%, 3/30/00..........................       4,990,210
                                                        --------------
                                                            24,913,143
                                                        --------------
              FOOD PROCESSING--0.3%
 10,000,000   Sara Lee Corp., 7.75%, 2/03/00..........      10,022,510
                                                        --------------
              TOTAL CORPORATE BONDS
              (Cost $97,364,906)......................      97,364,906
                                                        --------------

 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              UNITED STATES GOVERNMENT OBLIGATIONS--0.6%
              UNITED STATES TREASURY NOTES--0.6%
$ 5,000,000   5.375%, 1/31/00.........................  $    5,002,735
  5,000,000   5.50%, 5/31/00..........................       5,010,862
 10,000,000   5.75%, 10/31/00.........................       9,994,345
                                                        --------------
                                                            20,007,942
                                                        --------------
              TOTAL UNITED STATES GOVERNMENT
              OBLIGATIONS
              (Cost $20,007,942)......................      20,007,942
                                                        --------------

              REPURCHASE AGREEMENTS--8.0%
              REPURCHASE AGREEMENT WITH BARCLAYS CAPITAL, INC.--1.2%
 40,000,000   2.60%, dated 12/31/99, due 1/03/00,
              repurchase price $40,008,667 (Collateral
              FNMA Notes 6.625%, 9/15/09; aggregate
              market value plus accrued interest
              $40,800,475)............................      40,000,000
                                                        --------------
              REPURCHASE AGREEMENT WITH DEUTSCHE BANK SECURITIES
              INC.--2.0%
 70,000,000   3.2%, dated 12/31/99, due 1/03/00,
              repurchase price $70,018,667
              (Collateral-FNMA Discount Note 0.00%,
              1/18/00; aggregate market value plus
              accrued interest $71,400,218)...........      70,000,000
                                                        --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              REPURCHASE AGREEMENTS (CONTINUED)
              REPURCHASE AGREEMENT WITH J.P. MORGAN SECURITIES,
              INC.--2.0%
$70,000,000   3.00%, dated 12/31/99, due 1/03/00,
              repurchase price $70,017,500
              (Collateral-FHLMC, 6.35%, 7/17/08; TVBB,
              5.375%, 11/13/08; aggregate market value
              plus accrued interest $71,400,225)......  $   70,000,000
                                                        --------------
              REPURCHASE AGREEMENT WITH MORGAN STANLEY DEAN
              WITTER--1.7%
 60,000,000   2.80%, dated 12/31/99, due 1/03/00,
              repurchase price $60,014,000
              (Collateral-FNMA Discount Note, ADBB
              5.59%, 7/16/18; aggregate market value
              plus accrued interest $61,342,507 ).....      60,000,000
                                                        --------------
 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              REPURCHASE AGREEMENTS (CONTINUED)
              REPURCHASE AGREEMENT WITH SALOMON SMITH BARNEY--1.1%
$40,000,000   2.05%, dated 12/31/99, due 1/03/00,
              repurchase price $40,006,833
              (Collateral-FNMA Discount Note, 6.25%,
              9/25/28; aggregate market value plus
              accrued interest $41,200,000)...........  $   40,000,000
                                                        --------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $280,000,000).....................     280,000,000
                                                        --------------


                TOTAL INVESTMENTS
                (Cost $3,449,093,551)(a)--98.9%.........   3,449,093,551
                Other assets less liabilities--1.1%.....      40,093,727
                                                          --------------
                NET ASSETS--100.0%......................  $3,489,187,278
                                                          ==============

+ REPRESENTS YIELD AT TIME OF PURCHASE FOR COMMERCIAL PAPER, DISCOUNTED RATE AT TIME OF PURCHASE FOR UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS, AND INTEREST RATE IN EFFECT AT DECEMBER 31, 1999 FOR FLOATING RATE NOTES.
ADBB AFRICAN DEVELOPMENT BANK BOND.
FHLMC FEDERAL HOME LOAN MORTGAGE CORP.
TVBB TENNESSEE VALLEY BANK BOND.
FNMA FEDERAL NATIONAL MORTGAGE ASSOCIATION.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 1999

ASSETS:
  Investments at value, including
    repurchase agreements of
    $280,000,000 (Cost $3,449,093,551)..........................................  $3,449,093,551
  Cash..........................................................................             257
  Receivables:
    Capital stock sold..........................................................      61,233,717
    Interest....................................................................      13,884,268
  Other assets..................................................................          96,323
                                                                                  --------------
    TOTAL ASSETS................................................................   3,524,308,116
                                                                                  --------------
LIABILITIES:
  Payables:
    Capital stock redeemed......................................................      26,454,419
    Dividends...................................................................       7,374,433
    Services provided by The Bank of New York and Administrator.................       1,109,624
  Accrued expenses and other liabilities........................................         182,362
                                                                                  --------------
    TOTAL LIABILITIES...........................................................      35,120,838
                                                                                  --------------
NET ASSETS:.....................................................................  $3,489,187,278
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $    3,489,183
  Capital surplus...............................................................   3,485,689,532
  Accumulated net realized gain on investments..................................           8,563
                                                                                  --------------
NET ASSETS......................................................................  $3,489,187,278
                                                                                  ==============
HAMILTON SHARES:
  Net assets....................................................................  $1,725,340,682
                                                                                  ==============
  Shares outstanding............................................................   1,725,342,085
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         1.00
                                                                                  ==============
HAMILTON PREMIER SHARES:
  Net assets....................................................................  $  871,286,561
                                                                                  ==============
  Shares outstanding............................................................     871,281,962
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         1.00
                                                                                  ==============
HAMILTON CLASSIC SHARES:
  Net assets....................................................................  $  892,560,035
                                                                                  ==============
  Shares outstanding............................................................     892,559,264
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         1.00
                                                                                  ==============
Hamilton Shares authorized @ $.001 par value....................................   3,000,000,000
Hamilton Premier Shares authorized @ $.001 par value............................   3,000,000,000
Hamilton Classic Shares authorized @ $.001 par value............................   3,000,000,000

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
  Interest......................................................................  $  156,019,505
                                                                                  --------------
EXPENSES:
  Advisory......................................................................       3,014,970
  Administration................................................................       3,014,970
  12b-1 fee: Hamilton Classic Shares............................................       1,597,213
  Servicing fee:
              Hamilton Premier Shares...........................................       2,044,968
              Hamilton Classic Shares...........................................       1,597,213
  Registration and filings......................................................         245,855
  Custodian.....................................................................         210,623
  Reports to shareholders.......................................................         182,955
  Transfer agent................................................................         153,927
  Legal.........................................................................         123,909
  Audit.........................................................................          80,284
  Accounting services...........................................................          59,848
  Insurance.....................................................................          32,558
  Cash management...............................................................          22,802
  Directors.....................................................................          15,782
  Other.........................................................................         109,884
                                                                                  --------------
    TOTAL EXPENSES..............................................................      12,507,761
                                                                                  --------------
  Earnings credit adjustment (Note 3)...........................................         (25,018)
                                                                                  --------------
    NET EXPENSES................................................................      12,482,743
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................  $  143,536,762
  Net realized gain on investments..............................................           8,555
                                                                                  --------------
  Net increase in net assets resulting
    from operations.............................................................  $  143,545,317
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                  --------------------------------
                                                                                       1999             1998
                                                                                  ---------------  ---------------
OPERATIONS:
  Net investment income.........................................................  $   143,536,762  $   103,213,492
  Net realized gain on investments..............................................            8,555        --
                                                                                  ---------------  ---------------
    Net increase in net assets resulting from operations........................      143,545,317      103,213,492
                                                                                  ---------------  ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                    Hamilton Shares.............................      (76,653,154)     (58,674,160)
                                    Hamilton Premier Shares.....................      (38,415,385)     (43,650,908)
                                    Hamilton Classic Shares.....................      (28,466,647)        (903,654)
                                                                                  ---------------  ---------------
                                                                                     (143,535,186)    (103,228,722)
                                                                                  ---------------  ---------------
CAPITAL STOCK TRANSACTIONS AT $1.00 PER SHARE:
  Proceeds from capital stock sold:
                              Hamilton Shares...................................    5,967,303,526    3,662,245,203
                              Hamilton Premier Shares...........................    7,643,411,324    9,474,354,796
                              Hamilton Classic Shares...........................    7,996,889,396       76,263,435
  Proceeds from shares issued on reinvestment of dividends:
                                                   Hamilton Shares..............       16,409,278        6,615,671
                                                   Hamilton Premier Shares......       19,109,421       27,238,815
                                                   Hamilton Classic Shares......       28,391,170          775,787
  Cost of capital stock repurchased:
                               Hamilton Shares..................................   (5,697,902,968)  (3,292,905,293)
                               Hamilton Premier Shares..........................   (7,855,882,869)  (9,125,281,782)
                               Hamilton Classic Shares..........................   (7,152,715,884)     (73,769,087)
                                                                                  ---------------  ---------------
    Increase in net assets resulting from capital stock transactions............      965,012,394      755,537,545
                                                                                  ---------------  ---------------
      INCREASE IN NET ASSETS....................................................      965,022,525      755,522,315
NET ASSETS:
  Beginning of year.............................................................    2,524,164,753    1,768,642,438
                                                                                  ---------------  ---------------
  End of year...................................................................  $ 3,489,187,278  $ 2,524,164,753
                                                                                  ===============  ===============
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
            Hamilton Shares.....................................................    5,967,303,526    3,662,245,203
            Hamilton Premier Shares.............................................    7,643,411,324    9,474,354,796
            Hamilton Classic Shares.............................................    7,996,888,196       76,263,435
  Shares issued on reinvestment of dividends:
                                       Hamilton Shares..........................       16,415,417        6,615,671
                                       Hamilton Premier Shares..................       19,107,816       27,238,815
                                       Hamilton Classic Shares..................       28,392,431          775,787
  Shares repurchased:
                  Hamilton Shares...............................................   (5,697,902,968)  (3,292,905,293)
                  Hamilton Premier Shares.......................................   (7,855,882,869)  (9,125,281,782)
                  Hamilton Classic Shares.......................................   (7,152,715,883)     (73,769,087)
                                                                                  ---------------  ---------------
    Net increase................................................................      965,016,990      755,537,545
  Shares outstanding, beginning of year.........................................    2,524,166,321    1,768,628,776
                                                                                  ---------------  ---------------
  Shares outstanding, end of year...............................................    3,489,183,311    2,524,166,321
                                                                                  ===============  ===============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  HAMILTON SHARES
                           --------------------------------------------------------------
                                              YEAR ENDED DECEMBER 31,
                           --------------------------------------------------------------
                                 1999             1998        1997       1996      1995
                           ----------------    ----------  ----------  --------  --------
PER SHARE DATA:
Net asset value at
  beginning of year......     $     1.00       $     1.00  $     1.00  $   1.00  $   1.00
                              ----------       ----------  ----------  --------  --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income....          0.050            0.053       0.053     0.052     0.057
                              ----------       ----------  ----------  --------  --------
DIVIDENDS
Dividends from net
  investment income......         (0.050)          (0.053)     (0.053)   (0.052)   (0.057)
                              ----------       ----------  ----------  --------  --------
Net asset value at end of
  year...................     $     1.00       $     1.00  $     1.00  $   1.00  $   1.00
                              ==========       ==========  ==========  ========  ========
TOTAL RETURN:............           5.03%            5.41%       5.47%     5.30%     5.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted)........     $1,725,341       $1,439,525  $1,063,579  $609,424  $604,053
Ratio to average net
  assets of:
  Expenses...............           0.24%            0.26%       0.25%     0.27%     0.26%
  Net investment
    income...............           4.92%            5.25%       5.34%     5.17%     5.67%

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

--------------------------------------------------------------------------------

                                        HAMILTON PREMIER SHARES
                           --------------------------------------------------
                                        YEAR ENDED DECEMBER 31,
                           --------------------------------------------------
                             1999       1998       1997      1996      1995
                           --------  ----------  --------  --------  --------
PER SHARE DATA:
Net asset value at
  beginning of year......  $   1.00  $     1.00  $   1.00  $   1.00  $   1.00
                           --------  ----------  --------  --------  --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income....     0.047       0.050     0.051     0.049     0.054
                           --------  ----------  --------  --------  --------
DIVIDENDS
Dividends from net
  investment income......    (0.047)     (0.050)   (0.051)   (0.049)   (0.054)
                           --------  ----------  --------  --------  --------
Net asset value at end of
  year...................  $   1.00  $     1.00  $   1.00  $   1.00  $   1.00
                           ========  ==========  ========  ========  ========
TOTAL RETURN:............      4.77%       5.14%     5.19%     5.03%     5.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted)........  $871,287  $1,064,645  $688,339  $463,759  $340,163
Ratio to average net
  assets of:
  Expenses...............      0.49%       0.51%     0.51%     0.53%     0.54%
  Net investment
    income...............      4.70%       5.01%     5.09%     4.91%     5.40%

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

--------------------------------------------------------------------------------

                                                         HAMILTON CLASSIC SHARES
                                          ------------------------------------------------------
                                                                                FOR THE PERIOD
                                                YEAR ENDED DECEMBER 31,        DECEMBER 4, 1995*
                                          -----------------------------------       THROUGH
                                            1999     1998     1997     1996    DECEMBER 31, 1995
                                          --------  -------  -------  -------  -----------------
PER SHARE DATA:
Net asset value at beginning of
  period................................  $   1.00  $  1.00  $  1.00  $  1.00       $ 1.00
                                          --------  -------  -------  -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................     0.044    0.047    0.047    0.046        0.004
                                          --------  -------  -------  -------       ------
DIVIDENDS
Dividends from net investment income....    (0.044)  (0.047)  (0.047)  (0.046)      (0.004)
                                          --------  -------  -------  -------       ------
Net asset value at end of period........  $   1.00  $  1.00  $  1.00  $  1.00       $ 1.00
                                          ========  =======  =======  =======       ======
TOTAL RETURN:...........................      4.51%    4.81%    4.80%    4.73%        0.40%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................  $892,560  $19,995  $16,725  $13,478       $3,098
Ratio to average net assets of:
  Expenses..............................      0.74%    0.83%    0.88%    0.82%        0.76%***
  Net investment income.................      4.46%    4.70%    4.71%    4.67%        5.18%***

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               UNITED STATES GOVERNMENT OBLIGATIONS--36.3%
               UNITED STATES TREASURY BILLS+--21.5%
$ 10,000,000   4.64%, 1/06/00..........................  $  9,993,556
  75,000,000   5.30%, 1/13/00..........................    74,868,633
  95,000,000   5.03%, 1/20/00..........................    94,739,898
  10,000,000   4.88%, 2/10/00..........................     9,945,722
                                                         ------------
                                                          189,547,809
                                                         ------------
               UNITED STATES TREASURY NOTES--14.8%
  15,000,000   5.375%, 1/31/00.........................    15,006,170
  10,000,000   5.875%, 2/15/00.........................    10,013,615
   5,000,000   5.50%, 2/29/00..........................     5,004,435
  10,000,000   5.50%, 3/31/00..........................    10,009,256
  10,000,000   5.50%, 4/15/00..........................    10,017,530
  10,000,000   5.625%, 4/30/00.........................    10,011,860
  15,000,000   5.50%, 5/31/00..........................    15,030,015
  10,000,000   5.875%, 6/30/00.........................    10,024,772
   5,000,000   5.375%, 7/31/00.........................     4,996,716
  10,000,000   6.25%, 8/31/00..........................    10,050,236
  10,000,000   6.125%, 9/30/00.........................    10,007,484
  10,000,000   5.75%, 10/31/00.........................     9,993,638
  10,000,000   5.75%, 11/15/00.........................     9,975,686
                                                         ------------
                                                          130,141,413
                                                         ------------
               TOTAL UNITED STATES GOVERNMENT
               OBLIGATIONS
               (Cost $299,706,052).....................   319,689,222
                                                         ------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               REPURCHASE AGREEMENTS--62.9%
               REPURCHASE AGREEMENT WITH BARCLAYS CAPITAL,
               INC.--12.5%
$110,000,000   2.50%, dated 12/31/99, due 1/03/00
               repurchase price $110,022,917
               (Collateral--UST TRIN 3.3750%, 1/15/07;
               aggregate market value plus accrued
               interest $112,200,789)..................  $110,000,000
                                                         ------------
               REPURCHASE AGREEMENT WITH DEUTSCHE BANK SECURITIES
               INC.--5.6%
  50,000,000   2.80%, dated 12/31/99, due 1/03/00
               repurchase price $50,011,667
               (Collateral--UST Note, 6.50% 10/15/06;
               UST Bonds, 6.75%-13.375%,
               8/15/01-8/15/26; aggregate market value
               plus accrued interest $51,000,128)......    50,000,000
                                                         ------------
               REPURCHASE AGREEMENT WITH GOLDMAN, SACHS & CO.--5.7%
  50,000,000   2.00%, dated 12/31/99, due 1/03/00
               repurchase price $50,008,333
               (Collateral--UST Note, 8.50%, 11/15/00;
               UST Bonds, 6.25%-13.25%,
               5/15/14-8/15/23; market value plus
               accrued interest $51,000,285)...........    50,000,000
                                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

       DECEMBER 31, 1999

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH J.P. MORGAN SECURITIES,
               INC.--14.2%
$125,041,000   2.50%, dated 12/31/99, due 1/03/00
               repurchase price $125,067,050
               (Collateral--UST Notes, 4.750%-7.875%,
               8/15/01-11/15/08; UST Bonds, 8.0%-9.0%,
               11/15/18-11/15/21; aggregate market
               value plus accrued interest
               $127,514,471)...........................  $125,041,000
                                                         ------------
               REPURCHASE AGREEMENT WITH MORGAN STANLEY DEAN
               WITTER--13.0%
 115,000,000   2.50% dated 12/31/99, due 1/03/00
               repurchase price $115,023,958
               (Collateral--UST Note, 6.50%, 8/31/01;
               aggregate market value plus accrued
               interest $117,933,161)..................   115,000,000
                                                         ------------
               REPURCHASE AGREEMENT WITH SALOMON SMITH BARNEY--11.9%
 105,000,000   2.00% dated 12/31/99, due 1/03/00
               repurchase price $105,017,500
               (Collateral--UST Note, 6.625% 3/31/02;
               aggregate market value plus accrued
               interest $107,182,781)..................   105,000,000
                                                         ------------
 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               REPURCHASE AGREEMENTS (CONTINUED)
               TOTAL REPURCHASE AGREEMENTS
               (Cost $555,041,000).....................  $555,041,000
                                                         ------------

                TOTAL INVESTMENTS--
                (Cost $874,730,222)(a)-- 99.2%..........   874,730,222
                Other assets less
                liabilities--0.8%.......................     7,329,839
                                                          ------------
                NET ASSETS--100.0%......................  $882,060,061
                                                          ============

+ COUPON RATE REPRESENTS DISCOUNTED RATE AT TIME OF PURCHASE FOR UNITED STATES TREASURY BILLS.
UST  UNITED STATES TREASURY.
TRIN TREASURY INFLATION NOTE.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 1999

ASSETS:
  Investments at value, including repurchase agreements of $555,041,000
    (Cost $874,730,222).........................................................  $  874,730,222
  Cash..........................................................................             736
  Receivables:
    Capital stock sold..........................................................      18,436,784
    Interest receivable.........................................................       1,767,045
  Deferred organization costs and other assets..................................          43,398
                                                                                  --------------
    TOTAL ASSETS................................................................     894,978,185
                                                                                  --------------
LIABILITIES:
  Payables:
    Capital stock redeemed......................................................      11,235,274
    Dividends...................................................................       1,301,823
  Services provided by The Bank of New York and Administrator...................         326,759
  Accrued expenses and other liabilities........................................          54,268
                                                                                  --------------
    TOTAL LIABILITIES...........................................................      12,918,124
                                                                                  --------------
NET ASSETS:.....................................................................  $  882,060,061
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $      882,054
  Capital surplus...............................................................     881,175,398
  Accumulated net realized gain on investments..................................           4,978
  Distributions in excess of net investment income..............................          (2,369)
                                                                                  --------------
NET ASSETS......................................................................  $  882,060,061
                                                                                  ==============
HAMILTON SHARES:
  Net assets....................................................................  $  225,481,814
                                                                                  ==============
  Shares outstanding............................................................     225,480,000
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         1.00
                                                                                  ==============
HAMILTON PREMIER SHARES:
  Net assets....................................................................  $  429,461,491
                                                                                  ==============
  Shares outstanding............................................................     429,458,964
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         1.00
                                                                                  ==============
HAMILTON CLASSIC SHARES:
  Net assets....................................................................  $  227,116,756
                                                                                  ==============
  Shares outstanding............................................................     227,115,474
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         1.00
                                                                                  ==============
Hamilton Shares authorized @ $.001 par value....................................   2,000,000,000
Hamilton Premier Shares authorized @ $.001 par value............................   2,000,000,000
Hamilton Classic Shares authorized @ $.001 par value............................   2,000,000,000

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
  Interest......................................................................  $   35,928,099
                                                                                  --------------
EXPENSES:
  Advisory......................................................................         723,256
  Administration................................................................         723,256
  12b-1 fee: Hamilton Classic Shares............................................         300,784
  Servicing fee--Hamilton Premier Shares........................................         990,360
               Hamilton Classic Shares..........................................         300,704
  Registration and filings......................................................         148,131
  Custodian.....................................................................          97,568
  Accounting services...........................................................          59,800
  Reports to shareholders.......................................................          52,543
  Transfer agent................................................................          52,474
  Legal.........................................................................          34,156
  Audit.........................................................................          20,668
  Directors.....................................................................          17,388
  Cash management...............................................................           7,502
  Organization..................................................................           6,464
  Insurance.....................................................................           5,054
  Other.........................................................................          55,942
                                                                                  --------------
    TOTAL EXPENSES..............................................................       3,596,050
                                                                                  --------------
  Earnings credit adjustment (Note 3)...........................................         (10,783)
                                                                                  --------------
    NET EXPENSES................................................................       3,585,267
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................      32,342,832
    NET REALIZED GAIN ON INVESTMENTS............................................           4,978
                                                                                  --------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................  $   32,347,810
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------
                                                                                        1999              1998
                                                                                  ----------------  -----------------
OPERATIONS:
  Net investment income.........................................................  $    32,342,832    $    24,992,057
  Net realized gain on investments..............................................            4,978              1,044
                                                                                  ---------------    ---------------
    Net increase in net assets resulting from operations........................       32,347,810         24,993,101
                                                                                  ---------------    ---------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Hamilton Shares...........................       (9,690,422)        (8,862,413)
                                      Hamilton Premier Shares...................      (17,470,365)       (16,129,644)
                                      Hamilton Classic Shares...................       (5,181,736)                 0
                                                                                  ---------------    ---------------
                                                                                      (32,342,523)       (24,992,057)
                                                                                  ---------------    ---------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Hamilton Shares..................................    1,661,381,430        758,097,192
                               Hamilton Premier Shares..........................    2,334,059,545      2,984,119,812
                               Hamilton Classic Shares..........................    1,491,861,700                  0
  Proceeds from shares issued on reinvestment
    of dividends: Hamilton Shares...............................................        5,989,186          3,882,860
                Hamilton Premier Shares.........................................        7,764,447          7,344,494
                Hamilton Classic Shares.........................................        5,172,423                  0
  Cost of capital stock repurchased:
                                Hamilton Shares.................................   (1,643,253,379)      (671,336,485)
                                Hamilton Premier Shares.........................   (2,432,857,304)    (2,654,867,480)
                                Hamilton Classic Shares.........................   (1,269,918,648)                 0
                                                                                  ---------------    ---------------
    Increase in net assets resulting from capital stock transactions............      160,199,400        427,240,393
                                                                                  ---------------    ---------------
      INCREASE IN NET ASSETS....................................................      160,204,687        427,241,437
NET ASSETS:
  Beginning of year.............................................................      721,855,374        294,613,937
                                                                                  ---------------    ---------------
  End of year...................................................................  $   882,060,061    $   721,855,374
                                                                                  ===============    ===============
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Hamilton Shares....................................................    1,661,381,145        758,097,192
             Hamilton Premier Shares............................................    2,334,059,545      2,984,119,812
             Hamilton Classic Shares............................................    1,491,861,700
  Shares issued on reinvestment of dividends:
                                         Hamilton Shares........................        5,989,186          3,882,860
                                         Hamilton Premier Shares................        7,764,447          7,344,494
                                         Hamilton Classic Shares................        5,172,423                  0
  Shares repurchased:
                   Hamilton Shares..............................................   (1,643,253,379)      (671,336,485)
                   Hamilton Premier Shares......................................   (2,432,856,994)    (2,654,867,480)
                   Hamilton Classic Shares......................................   (1,269,918,648)                 0
                                                                                  ---------------    ---------------
    Net increase................................................................      160,199,425        427,240,393
  Shares outstanding, beginning of year.........................................      721,855,013        294,614,620
                                                                                  ---------------    ---------------
  Shares outstanding, end of year...............................................      882,054,438        721,855,013
                                                                                  ===============    ===============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                     HAMILTON SHARES
                                      ----------------------------------------------
                                                                       FOR THE
                                                                        PERIOD
                                                                       APRIL 1,
                                          YEAR          YEAR            1997*
                                         ENDED         ENDED           THROUGH
                                      DECEMBER 31,  DECEMBER 31,     DECEMBER 31,
                                          1999          1998             1997
                                      ------------  ------------  ------------------
PER SHARE DATA:
Net asset value at beginning of
  period............................    $   1.00      $   1.00         $   1.00
                                        --------      --------         --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............       0.047         0.051            0.040
                                        --------      --------         --------
DIVIDENDS
Dividends from net investment
  income............................      (0.047)       (0.051)          (0.040)
                                        --------      --------         --------
Net asset value at end of period....    $   1.00      $   1.00         $   1.00
                                        ========      ========         ========
TOTAL RETURN:.......................        4.79%         5.25%            4.02%**
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)...................    $225,482      $201,363         $110,719
Ratio to average net assets of:
  Expenses, net of waiver from The
    Bank of New York................        0.28%         0.27%            0.25%***
  Expenses, prior to waiver from The
    Bank of New York................        0.28%         0.28%            0.33%***
  Net investment income, net of
    waiver from The Bank of New
    York............................        4.69%         5.09%            5.29%***

                                                                                           HAMILTON
                                                 HAMILTON PREMIER SHARES                    CLASSIC
                                      ----------------------------------------------        SHARES
                                                                       FOR THE        -------------------
                                                                        PERIOD          FOR THE PERIOD
                                                                       APRIL 1,            APRIL 30,
                                          YEAR          YEAR            1997*                1999*
                                         ENDED         ENDED           THROUGH              THROUGH
                                      DECEMBER 31,  DECEMBER 31,     DECEMBER 31,        DECEMBER 31,
                                          1999          1998             1997                1999
                                      ------------  ------------  ------------------  -------------------
PER SHARE DATA:
Net asset value at beginning of
  period............................    $   1.00      $   1.00         $   1.00            $   1.00
                                        --------      --------         --------            --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............       0.045         0.049            0.038               0.029
                                        --------      --------         --------            --------
DIVIDENDS
Dividends from net investment
  income............................      (0.045)       (0.049)          (0.038)             (0.029)
                                        --------      --------         --------            --------
Net asset value at end of period....    $   1.00      $   1.00         $   1.00            $   1.00
                                        ========      ========         ========            ========
TOTAL RETURN:.......................        4.54%         4.99%            3.83%**             2.90%**
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)...................    $429,461      $520,492         $183,895            $227,117
Ratio to average net assets of:
  Expenses, net of waiver from The
    Bank of New York................        0.52%         0.52%            0.50%***            0.78%***
  Expenses, prior to waiver from The
    Bank of New York................        0.52%         0.53%            0.56%***            0.78%***
  Net investment income, net of
    waiver from The Bank of New
    York............................        4.41%         4.82%            5.06%***            4.33%***

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of ten series: BNY Hamilton Equity Income Fund (the "Equity Income Fund"), BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), BNY Hamilton International Equity Fund (the "International Equity Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund"), BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), BNY Hamilton Money Fund (the "Money Fund"), and BNY Hamilton Treasury Money Fund (the "Treasury Money Fund") (individually, a "Fund" and collectively, the "Funds"). All the Funds (except the Money Fund and Treasury Money Fund) consist of two classes of shares: Institutional Shares and Investor Shares. The Money Fund and Treasury Money Fund consist of three classes of shares: Hamilton Shares, Hamilton Premier Shares, and Hamilton Classic Shares.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

2. SIGNIFICANT ACCOUNTING POLICIES

(A) SECURITY VALUATIONS

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Unlisted securities traded only on the over-the-counter market are valued at the average of the quoted bid and the asked prices on the over-the-counter market.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Securities included in the Money Fund and Treasury Money Fund, and short-term securities with a remaining maturity of 60 days or less in all other Funds are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) CURRENCY TRANSLATION

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a foreign currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities other than investments currently shown on the respective Fund's statement of assets and liabilities are shown as unrealized appreciation (depreciation) on foreign currency transactions.
(C) REPURCHASE AGREEMENTS

  A Fund's custodian or designated sub-custodians, as the case may be for tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) WRITTEN OPTIONS AND PURCHASED OPTIONS

  All Funds (except the Money Fund and the Treasury Money Fund) may enter into an option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position. The nature and risks associated with these securities are explained further in the Prospectus and Statement of Additional Information.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short term capital gain. Likewise, premiums paid for purchased put options that expire unexercised will be treated as short term capital losses. In addition, short term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) FEDERAL INCOME TAXES

  Each Fund is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.
(F) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

  The Intermediate Government Fund, the Intermediate Investment Grade Fund, the Intermediate New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund, the Money Fund and the Treasury Money Fund declare dividends daily and pay dividends monthly. The Equity Income Fund and the Large Cap Growth Fund declare and pay dividends monthly. The Small Cap Growth Fund and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for all Funds, except for the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund are accreted, and premiums on securities purchased for the Intermediate New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund, the Money Fund, and the Treasury Money Fund are amortized.

(H) FINANCIAL STATEMENTS PREPARATION

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

(I) ORGANIZATION COSTS

  Costs incurred in connection with the organization and initial registration of the Large Cap Growth Fund, Small Cap Growth Fund, International Equity Fund, Intermediate Investment Grade Fund, Intermediate Tax-Exempt Fund and Treasury Money Fund are being amortized evenly over the period of benefit not to exceed 60 months from the date upon which those Funds commenced investment operations.

3. ADVISORY, ADMINISTRATION AND OTHER TRANSACTIONS WITH AFFILIATES

  The Bank of New York acts as the Funds' investment adviser (the "Adviser"). The Adviser manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Adviser's fee accrues daily and is payable monthly at the following annual rates:

                                            % OF AVERAGE
                                          DAILY NET ASSETS
                                          ----------------
Equity Income Fund......................           .60%
Large Cap Growth Fund...................           .60%
Small Cap Growth Fund...................           .75%
International Equity Fund...............          .425%
Intermediate Government Fund............           .50%
Intermediate Investment Grade Fund......           .50%
Intermediate New York
  Tax-Exempt Fund.......................           .50%
Intermediate Tax-Exempt Fund............           .50%
Money Fund..............................           .10%
Treasury Money Fund.....................           .10%

  The International Equity Fund is also sub-advised by Indocam, formerly Indosuez International Investment Services (the "Sub-Adviser"), a subsidiary of Banque Indosuez. The Fund accrues daily an additional fee to the Sub-Adviser, payable monthly at the rate of .425% of average daily net assets of the International Equity Fund.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain of responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                            % OF AVERAGE
                                          DAILY NET ASSETS
                                          ----------------
Equity Income Fund......................           .20%
Large Cap Growth Fund...................           .20%
Small Cap Growth Fund...................           .20%
International Equity Fund...............           .20%
Intermediate Government Fund............           .20%
Intermediate Investment Grade Fund......           .20%
Intermediate New York
  Tax-Exempt Fund.......................           .20%
Intermediate Tax-Exempt Fund............           .20%
Money Fund..............................           .10%
Treasury Money Fund.....................           .10%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 1999 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the year ended December 31, 1999, the Intermediate New York Tax-Exempt Fund did not earn any such monies.

  For the period January 1, 1999 - March 31, 1999, the Bank of New York voluntarily agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                                          INSTITUTIONAL  INVESTOR
                                             SHARES       SHARES
                                          -------------  --------
Large Cap Growth Fund...................         .82%      1.07%
Small Cap Growth Fund...................         .97%      1.22%
International Equity Fund...............        1.27%      1.52%
Intermediate Government Fund............         .90%      1.15%
Intermediate Investment Grade Fund......         .90%      1.15%
Intermediate New York
  Tax-Exempt Fund.......................         .90%      1.15%
Intermediate Tax-Exempt Fund............         .90%      1.15%

  Commencing April 1, 1999, the waivers for both classes of the Large Cap Growth Fund and International Equity Fund were discontinued. The Bank of New York voluntarily agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below.

                                          INSTITUTIONAL  INVESTOR
                                             SHARES       SHARES
                                          -------------  --------
Small Cap Growth Fund...................        1.11%      1.36%
Intermediate Government Fund............         .79%      1.04%
Intermediate Investment Grade Fund......         .79%      1.04%
Intermediate New York
  Tax-Exempt Fund.......................         .79%      1.04%
Intermediate Tax-Exempt Fund............         .79%      1.04%

  The Equity Income Fund, Money Fund, and Treasury Money Fund did not have any expense waivers for the year ended December 31, 1999.

  Management reserves the right to implement or discontinue expense limitations at any time.

  The Company has adopted a distribution plan (the "12b-1 Plans") with respect to each

Fund. Under the 12b-1 Plans, the Funds will pay the Distributor for distribution expenses incurred in connection with sales of shares as outlined in the following chart:

                                                                      DATE OF
                                                                 IMPLEMENTATION OF
NAME OF FUND                                      CLASS             12B-1 PLAN
------------                              ---------------------  -----------------
Equity Income Fund......................        Investor          April 1, 1997
Large Cap Growth Fund...................        Investor           May 1, 1997
Small Cap Growth Fund...................        Investor           May 1, 1997
International Equity Fund...............        Investor           May 1, 1997
Intermediate Government Fund............        Investor          April 1, 1997
Intermediate Investment Grade Fund......        Investor           May 1, 1997
Intermediate New York Tax-Exempt Fund...        Investor          April 1, 1997
Intermediate
  Tax-Exempt Fund.......................        Investor           May 1, 1997
Money Fund..............................    Hamilton Classic     December 4, 1995
Treasury Money
  Fund..................................    Hamilton Classic      April 30, 1999

  Payments for distribution expenses may not exceed .25% of the average daily net assets of each class noted in the chart above.

  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan for the Money Fund and the Treasury Money Fund, pursuant to which, Hamilton Premier Shares and Hamilton Classic Shares of both of those Funds are sold to certain institutions that enter into servicing agreements with the Company. The Bank of New York and the Administrator (the "Shareholder Servicing Agents") have each entered into Shareholder Service Agreements with respect to these Shares. The Shareholder Servicing Agents will perform shareholder support services. Pursuant to the Shareholder Service Agreements, Hamilton Premier Shares and Hamilton Classic Shares of the Money Fund and of the Treasury Money Fund will pay the Shareholder Servicing Agents an annual shareholder servicing fee, accrued daily and payable monthly, of .25% of the Shares' respective average daily net assets. The shareholder servicing plan does not cover, and the fees thereunder are not payable to, Shareholder Organizations with respect to Hamilton Shares of the Money Fund and the Treasury Money Fund.

  The brokerage firm of ESI Securities ("ESI") became a wholly-owned subsidiary of the Bank of New York in 1998. During the year ended December 31, 1999, the Large Cap Growth Fund paid brokerage commissions of $1,050, to ESI.

4. PORTFOLIO SECURITIES

  For the year ended December 31, 1999, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                                         EQUITY INCOME FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................   288,455,917    323,741,176

                                                       LARGE CAP GROWTH FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................    84,244,954    112,941,327

                                                       SMALL CAP GROWTH FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................   208,079,629    205,296,049

                                                     INTERNATIONAL EQUITY FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................   189,543,104    171,253,623

                                                            INTERMEDIATE
                                                          GOVERNMENT FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $ 19,075,313   $ 12,381,433
All Others........................................             0              0

                                                      INTERMEDIATE INVESTMENT
                                                             GRADE FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $173,670,539   $131,565,624
All Others........................................    82,335,005     92,684,350

                                                       INTERMEDIATE NEW YORK
                                                          TAX-EXEMPT FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................    13,057,917     15,374,141

                                                      INTERMEDIATE TAX-EXEMPT
                                                                FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................    88,080,445     87,416,502

5. FEDERAL INCOME TAXES
  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 1999 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                          CAPITAL LOSS
                                          CARRYFORWARD  EXPIRATION
                                          ------------  ----------
Intermediate Government Fund............      705,978       2002
                                              681,600       2003
                                              447,700       2004
                                              390,800       2005
Intermediate Investment Grade Fund......    1,269,514       2007
Intermediate New York Tax-Exempt Fund...        3,928       2007

6. WRITTEN OPTION ACTIVITY

  Transactions in written options for the year ended December 31, 1999 were as follows:

EQUITY INCOME FUND

                                           NUMBER
                                             OF      PREMIUMS
                                          CONTRACTS  RECEIVED
                                          ---------  ---------
Options outstanding at December 31,
  1998..................................       600   $ 163,194
Options written during the period.......     2,990     716,069
Options terminating on closing purchase
  transactions..........................    (1,235)   (245,974)
Options exercised.......................       (25)     (5,237)
Options expired.........................    (2,200)   (550,445)
                                          --------   ---------
Options outstanding at December 31,
  1999..................................       130      77,607
                                          ========   =========

LARGE CAP GROWTH FUND

                                           NUMBER
                                             OF       PREMIUMS
                                          CONTRACTS   RECEIVED
                                          ---------  -----------
Options outstanding at December 31,
  1998..................................     1,800   $   590,832
Options written during the period.......    13,769     5,019,126
Options terminated in closing purchase
  transactions..........................    (1,700)     (653,153)
Options exercised.......................    (3,806)     (918,368)
Options expired.........................    (7,713)   (3,189,316)
                                          --------   -----------
Options outstanding at December 31,
  1999..................................     2,350   $   849,121
                                          ========   ===========

7. RECLASSIFICATION OF CAPITAL ACCOUNTS

  At December 31, 1999, reclassifications were made to the capital accounts of all Funds except the Intermediate New York Tax-Exempt Fund, Money Fund, and Treasury Money Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

8. GEOGRAPHIC CONCENTRATION

  The International Equity Fund has a relatively large concentration of portfolio securities invested in companies domiciled in Japan. The International Equity Fund may be more susceptible to political, social and economic events adversely affecting Japanese companies than funds not so concentrated.

9. CONCENTRATION OF RISK

  The Intermediate New York Tax-Exempt Fund invests substantially all of its assets in a portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. Also, the Intermediate Tax-Exempt Fund invests approximately 25% of its assets in debt obligations of the State of New York. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

10.  YEAR 2000 (UNAUDITED)

  The Funds could be adversely affected if the computer systems used by the Adviser and the Company's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Adviser is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which each Fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of each Fund's investments and their share prices.

11.  CHANGE OF INDEPENDENT ACCOUNTANTS

  During the fiscal year the Board of Trustees of the Funds approved a change of the Company's Independent Auditors to Ernst & Young LLP.

        REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND TRUSTEES
BNY HAMILTON FUNDS

    We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of BNY Hamilton Funds (comprising, respectively, the Equity Income Fund, Large Cap Growth Fund, Small Cap Growth Fund, International Equity Fund, Intermediate Government Fund, Intermediate Investment Grade Fund, Intermediate New York Tax Exempt Fund, Intermediate Tax Exempt Fund, Money Fund, and Treasury Money Fund) as of December 31, 1999 and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights of the Fund for the year ended December 31, 1998 and the financial highlights for each of the prior periods indicated therein were audited by other auditors whose report dated February 17, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising BNY Hamilton Funds at December 31, 1999, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

New York, New York
February 11, 2000

      DIRECTORS AND OFFICERS
      Edward L. Gardner, Director and Chairman of the Board
      Peter Herrick, Director
      Stephen Stamas, Director
      James E. Quinn, Director
      Karen Osar, Director
      Kim Kelly, Director
      J. David Huber, Chief Executive Officer
      William J. Tomko, President
      Richard Baxt, Vice President
      Michael A. Grunewald, Vice President
      Nimish Bhatt, Treasurer
      Ellen Stoutamire, Secretary
      Alaina Metz, Assistant Secretary

      INVESTMENT ADVISER
      The Bank of New York

      ADMINISTRATOR AND DISTRIBUTOR
      BNY Hamilton Distributors, Inc.

      TRANSFER AGENT
      BISYS Fund Services, Ohio, Inc.

      CUSTODIAN
      The Bank of New York

      INDEPENDENT AUDITORS
      Ernst & Young LLP

      LEGAL COUNSEL
      Sullivan & Cromwell

BNY HAMILTON DISTRIBUTORS, INC., IS THE FUNDS' DISTRIBUTOR AND IS
UNAFFILIATED WITH THE BANK OF NEW YORK, THE INVESTMENT ADVISER.

This report is not authorized for distributors to prospective investors unless preceded or accompanied by a current prospectus for Hamilton Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, Hamilton Premier shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, Hamilton Classic Shares of BNY Hamilton Money Fund, Equity Funds, Taxable Fixed Income Funds or Tax-Exempt Fixed Income Funds.

For additional prospectuses which contain more complete information, including charges and expenses, call 1-800-426-9363. Please read the prospectus carefully before investing or sending money.

Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

            BNY
         HAMILTON
           FUNDS

90 Park Avenue, 10th Floor
     New York, NY 10016